As filed with the Securities and Exchange Commission on August 14, 2002.

                                                   Registration No. 333-________

================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [_] Pre-Effective Amendment No. ___       [_] Post-Effective Amendment No. __
                        (Check appropriate box or boxes)

================================================================================

Exact Name of Registrant as Specified in Charter:     Area Code and Telephone
                                                      Number:

NORTH TRACK FUNDS, INC.                               (414) 978-6400

 Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

                      250 East Wisconsin Avenue, Suite 2000
                           Milwaukee, Wisconsin 53202

Name and Address of
Agent for Service:                                   With copies to:

Robert J. Tuszynski, President        Charles M. Weber, Esq.            Carol A. Gehl, Esq.
North Track Funds, Inc.               Quarles & Brady LLP               Godfrey & Kahn, S.C.
250 East Wisconsin Avenue             411 East Wisconsin Avenue         780 North Water Street
Suite 2000                            Milwaukee, Wisconsin 53202        Milwaukee, Wisconsin 53202
Milwaukee, WI 53202

         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

         It is proposed that this filing will become effective on September 13, 2002, pursuant to Rule 488.

         Title of Securities Being Registered: Shares of Class A Common Stock, par value $.001 per share, of the North Track Wisconsin Tax-Exempt Fund, a series of the Registrant.

================================================================================

         The Registrant has previously registered an indefinite number of its shares of Common Stock, par value $.001 per share, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

================================================================================

                          [HEARTLAND FUNDS LETTERHEAD]

                                           September __, 2002

Dear Heartland Wisconsin Tax Free Fund Shareholder:

         I am writing to you about a matter of primary importance to all of our Heartland Wisconsin Tax Free Fund shareholders. We at Heartland Group, Inc. have appreciated the confidence you have placed in us and your support of the Heartland Wisconsin Tax Free Fund. However, we believe that your interests would be better served if the Wisconsin Tax Free Fund would combine with and become a part of the North Track Wisconsin Tax-Exempt Fund in a transaction structured as a tax-free reorganization.

     The investment adviser to the North Track Wisconsin Tax-Exempt Fund is B.C. Ziegler and Company which has managed that fund since its inception in June 1994. B.C. Ziegler, based here in Wisconsin and in business for 100 years, has considerable experience and depth of personnel in the municipal bond markets. The investment objective and strategies of the North Track Wisconsin Tax-Exempt Fund are nearly identical to those of the Heartland Wisconsin Tax Free Fund, so the transaction would enable you to continue your investment in a fund that seeks a high level of current income exempt from federal and Wisconsin income tax. The proposed transaction would result in a combined fund of $144 million in assets, allowing the fund to take better advantage of economies of scale. The North Track Wisconsin Tax-Exempt Fund is a series of North Track Funds, Inc., a mutual fund family offering a broad array of investment options.

     The attached Proxy Statement/Prospectus describes and seeks your approval of an Agreement and Plan of Reorganization (the "Agreement") involving the Heartland Wisconsin Tax Free Fund and the North Track Wisconsin Tax-Exempt Fund, and explains the similarities and differences between the two funds. As a result of the transactions proposed in the Agreement (the "Reorganization"), substantially all of the assets and stated liabilities of the Heartland Wisconsin Tax Free Fund would be transferred to the North Track Wisconsin Tax-Exempt Fund, and you would receive shares of the North Track Wisconsin Tax-Exempt Fund in exchange for your Heartland Wisconsin Tax Free Fund shares. Immediately following the transfer, the dollar value of your account would be the same as it was immediately before the transfer. No sales charge would be imposed on this exchange, and you would not recognize any gain or loss for federal income tax purposes on the exchange. The Board of Directors of Heartland has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

         This package contains information about the proposed Reorganization and includes all the material you will need to vote. The current prospectus for the North Track Wisconsin Tax-Exempt Fund and its most recent annual and semi-annual reports are also enclosed for your convenience.

         The Board of Directors of Heartland unanimously recommends that you vote "FOR" the Agreement. The Board believes that the Agreement and the Reorganization are in your best interests as a shareholder of the Heartland Wisconsin Tax Free Fund. Your vote is essential to approve the proposal.

         Attached are answers to questions we anticipate some of you may have. Please read the enclosed Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-800-___-____. We will be glad to help you.

         Thank you for your consideration and continued support.

                                               Sincerely,
                                               William J. Nasgovitz
                                               President

                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

         Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why the Board of Directors of Heartland Group, Inc. ("Heartland") believes you should vote FOR the Agreement and Plan of Reorganization (the "Agreement") involving the transfer of substantially all of the assets and liabilities of the Heartland Wisconsin Tax Free Fund (the "Heartland Fund") to the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund"), a series of North Track Funds, Inc. ("North Track"), and the exchange of your shares in the Heartland Fund for shares of the North Track Fund in a reorganization expected to be tax-free (the "Reorganization").

Why has your Board of Directors decided to recommend the Agreement?

         The Agreement and Reorganization were unanimously approved by the Board of Directors of Heartland primarily because it would enable the shareholders of the Heartland Fund to own shares of a larger combined fund with nearly identical investment objectives and strategies, comparable historical performance and experienced management, and to become part of a larger fund family with a broad distribution network. The North Track Fund's investment adviser is B.C. Ziegler and Company, a 100-year-old, Wisconsin-based company with a long commitment to, and considerable expertise in, the municipal bond markets. Other bond funds it manages include a federal tax-exempt fund and a U.S. Government securities fund. B.C. Ziegler has managed the North Track Fund since its inception in 1994. B.C. Ziegler has great breadth and depth to its municipal bond credit research capabilities and a strong reputation as a municipal bond underwriter in Wisconsin and the Midwest. The Reorganization is also intended to be tax-free to the Heartland Fund shareholders. The proposed Reorganization is the culmination of a strategic decision made by Heartland Advisors, supported by Heartland's Board, to focus on equity management. The Board considered alternatives to the Reorganization, including dissolving the Heartland Fund entirely, merging with other similar mutual funds or attracting another experienced investment advisory firm to manage the Heartland Fund, but concluded that such alternatives may be difficult to implement and may not be as beneficial as the Reorganization to the Heartland Fund shareholders.

What are the anticipated advantages of the Reorganization to shareholders?

         The Reorganization will allow the shareholders to own shares of a fund whose assets are managed by an advisory firm that has significant depth of experience, resources and personnel to manage the combined assets of the two funds. The investment portfolio of the combined fund is expected to have greater diversification and higher credit quality than the Heartland Fund. The larger combined fund also offers the potential for lower annual operating expenses and other economies of scale, and the distribution network supporting the sale of shares of the North Track Fund is expected to foster further asset growth. There is very little difference between the two funds with regard to their investment objectives, strategies and restrictions. The North Track Fund is also part of North Track's extensive family of funds, which provides shareholders with an array of investment options and services. Following the Reorganization, shareholders of the Heartland Fund will be able to purchase additional shares of the North Track Fund and exchange their shares of the North Track Fund for Class A shares of any other North Track mutual fund without having to pay a front-end sales charge. As a result, the Board believes that shareholders wanting to continue an investment in a double tax-free fund like the Heartland Fund should find the North Track Fund to be an attractive alternative.

Do the North Track Fund's investment objectives and policies resemble those of the Heartland Fund?

         Yes. Both the North Track Fund and the Heartland Fund seek a high level of current income that is exempt from federal and Wisconsin personal income tax. Both funds attempt to achieve their objective by investing primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions, public authorities and other entities, and other debt securities that pay interest which is exempt from both federal income tax and Wisconsin personal income tax. As a fundamental policy, the North Track Fund invests its assets so that at least 80% of the income earned thereon is exempt from federal and Wisconsin personal income tax and alternative minimum tax. As a fundamental policy, under normal market conditions, the Heartland Fund invests at least 80% of its assets so that the income earned thereon is exempt from both federal and Wisconsin personal income tax and alternative minimum tax. Both funds also invest primarily in investment grade securities, although each fund may invest up to 20% of its assets in securities rated below investment grade. Under no circumstances, however, will the North Track Fund invest in securities rated below "B" by S&P or Moody's. Both funds may invest in bonds of any maturity or duration.

How do the expense structures of the two funds compare?

         The North Track Fund imposes a front-end sales charge on purchases. The sales charge is 3.50% of the public offering price on investments of less than $25,000, which gradually declines to 1.00% on investments of $500,000 but less than $1,000,000, with no sales charge on investments of $1,000,000 or more. The North Track Fund has adopted a distribution plan under which the Fund pays annual distribution fees of 0.25% of average daily net assets. The Heartland Fund does not impose a front-end sales charge and does not pay distribution fees. The annual management fee paid by the North Track Fund is currently 0.50% of the fund's average daily net assets compared to 0.65% for the Heartland Fund.

         However, no sales charge will be imposed on the North Track Fund shares you receive in the Reorganization, and no sales charge will be imposed on any additional North Track Fund shares or Class A shares of any other North Track mutual funds you acquire after the Reorganization in exchange for your North Track Fund shares.

         The annual operating expenses of the Heartland Fund (as a percentage of average daily net assets) for the year ended December 31, 2001 were 1.01% and during this year its operating expenses are running at an annualized rate of 0.96%. The annual operating expenses of the North Track Fund for the period ending December 31, 2001 were 1.15%.

         B.C. Ziegler has agreed to waive fees and/or reimburse expenses for a period of one year after the Reorganization so that the North Track Fund's annual operating expenses do not exceed 1.00%.

Who are the portfolio managers of the two funds?

         Craig S. Vanucci, a Chartered Financial Analyst (CFA), has been portfolio manager of the North Track Fund since July 2000. He is also a co-portfolio manager of the North Track Government Fund and portfolio manager of the North Track Tax-Exempt Fund. Mr. Vanucci is a Vice President of B.C. Ziegler, joining that firm in 1994, and is Chairman of Ziegler's Fixed Income Committee. He has over 19 years of investment experience.

         Derek J. Pawlak is the portfolio manager of the Heartland Fund. He has managed or co-managed the Fund since September 2000. Mr. Pawlak is a Vice President of Heartland

         Advisors, having joined the firm as a credit analyst in February 1998. Prior thereto, he was an Assistant Vice President -
         Underwriting/Registration for B.C. Ziegler.

How does the historical performance of the North Track Fund compare to that of the Heartland Fund?

         As shown by the table below, the average annual total returns of the North Track Fund have been comparable to those of the Heartland Fund.

         Average Annual Total Returns
         (for the periods ended June 30, 2002)     One Year  Five Years  Ten Years  Since Inception
         -------------------------------------     --------  ----------  ---------  ---------------
         North Track Fund (6/13/94 inception date)   6.02%      5.06%       N/A          5.00%
         Heartland Fund (4/3/92 inception date)      5.62%      4.43%      5.30%         5.41%

         The annualized yield and taxable equivalent yield (assuming a 44.54% combined federal and state tax rate) was 3.67% and 6.62% for the North Track Fund compared to 4.02% and 7.25% for the Heartland Fund. For comparability purposes, the North Track Fund's returns and yields exclude the effects of the applicable sales charge, which is waived for purchases by the Heartland Fund shareholders.

         For more detailed information on performance of the North Track Fund, including year-by-year total returns and average annual total returns before and after taxes, please review the accompanying North Track Funds' Prospectus, Annual Report and Semi-Annual Report.

What are the federal tax implications of the Reorganization?

         The Board of Directors of Heartland expects to obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be tax-free for federal income tax purposes to shareholders of the Heartland Fund and to each of the funds.

         However, you will recognize a capital gain (or loss) if you sell or exchange your Heartland Fund shares before the Reorganization or if you sell or exchange the North Track Fund shares you receive in the Reorganization.

What will be the size of the North Track Fund after the Reorganization?

         As of June 30, 2002, the net assets of the Heartland Fund and the North Track Fund were approximately $90 million and $54 million, respectively, which would result in the North Track Fund having net assets of $144 million if the Reorganization were to be completed on that date. Actual combined assets of the North Track Fund as a result of the Reorganization will be determined as of the closing date of the Reorganization.

How will you determine the number of shares of the North Track Fund that I will receive in the Reorganization?

         As of the closing of trading on the closing date of the Reorganization, Heartland Fund shareholders will receive the number of full and fractional shares of the North Track Fund that is equal in dollar value to the aggregate net asset value of their shares of the Heartland Fund on that date. The closing date is expected to be on November 1, 2002.

Will I have to take any steps to receive shares of the North Track Fund in the Reorganization?

         If the Reorganization is approved by shareholders of the Heartland Fund and subsequently is completed, you will automatically receive the number of shares of the North Track Fund which you are entitled to receive in exchange for your shares of the Heartland Fund. You will not be required to take any steps to receive these shares. If you hold certificates representing shares of the Heartland Fund, you will have to turn in those certificates, and you will not receive any certificates for the North Track Fund. Instead, your shares will be held in non-certificated form and you will receive a confirmation of the number of shares of the North Track Fund issued to you. You will receive a statement from North Track shortly after completion of the Reorganization setting forth the number of North Track Fund shares you received, your new North Track account number and relevant contact information.

Will I be able to make additional investments in the North Track Fund after the Reorganization?

         Yes. You will be free to make additional investments in the North Track Fund and other North Track funds after the Reorganization, on the terms generally applicable to purchases of such shares by current North Track Fund shareholders, except that you will not have to pay a sales charge on future purchases of shares of the North Track Fund you may make after the Reorganization.

What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

         Although we expect to have a quorum for the meeting, if a quorum is not obtained, the meeting will be adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expense and delay.

How many votes am I entitled to cast?

         You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Heartland Fund that you owned on the record date. The record date is September 3, 2002.

How do I vote my shares?

         You may vote in two easy ways. Please choose the way that is most convenient for you.

         Please Note: If you hold your shares through an intermediary (such as a broker-dealer, financial institution or trust company), please refer to the voting instructions included with your proxy card to determine how you are permitted to vote your shares. Be sure to follow those instructions as they will be different than if you held shares directly.

         By Phone: If you hold your shares directly with the Heartland Fund's transfer agent (and not through an intermediary), you may vote by calling the telephone number listed on your proxy card. You also will need to provide the control number on your card. Please note that the telephone number listed on your proxy card is for the agent of our proxy tabulator and is not a number for Heartland.

         You do not need to return your proxy card if you vote by phone.

         By Mail: You also may vote by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. Please be sure to sign your name exactly as it appears in your account registration as shown on the card. If you are signing as an officer of a company, a trustee or other fiduciary, please indicate your capacity next to your signature.

         Please do not enclose any purchase checks or other information with your proxy card because the envelope will be mailed directly to the proxy tabulator and not to Heartland.

Whom do I call if I have questions after reading these materials

         If you have questions about the meeting or the proposal after reading this material and the Proxy Statement/Prospectus, please call Heartland at our toll free proxy number, 1-800-___-____.


  This material may be used only when preceded or accompanied by a prospectus.
           Heartland Investor Services, LLC distributor. Member SIPC.

                              HEARTLAND GROUP, INC.
                        HEARTLAND WISCONSIN TAX FREE FUND

                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                                 (800) 432-7856

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                               on October 30, 2002

To the Shareholders of the Heartland Wisconsin Tax Free Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Heartland Wisconsin Tax Free Fund (the "Heartland Fund"), a mutual fund series of Heartland Group, Inc. ("Heartland"), will be held on Wednesday, October 30, 2002, at _________, Central Time, at the _______________,
__________________________, Milwaukee, Wisconsin. The purpose of the Meeting is to consider and act upon the following proposal:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") providing for the transfer of substantially all of the assets and stated liabilities of the Heartland Fund to the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund"), a series of North Track Funds, Inc., in exchange solely for Class A shares of the North Track Fund, followed by the pro rata distribution of such shares of the North Track Fund to the Heartland Fund shareholders.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of Heartland has fixed the close of business on September 3, 2002, as the record date for the determination of shareholders of the Heartland Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                       By Order of the Board of Directors



                                       Jilaine Hummel Bauer, Secretary

September __, 2002

         Your vote is important -- please return your proxy card promptly

Shareholders are urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. In order to avoid the additional expense of a second solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

                        HEARTLAND WISCONSIN TAX FREE FUND
                       (a series of Heartland Group, Inc.)
                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                                 1-800-432-7856

                      NORTH TRACK WISCONSIN TAX-EXEMPT FUND
                      (a series of North Track Funds, Inc.)
                      250 East Wisconsin Avenue, Suite 2000
                           Milwaukee, Wisconsin 53202
                                 1-800-826-4600

                -------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS

                               September __, 2002

                -------------------------------------------------

         This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Heartland Group, Inc. ("Heartland") for use at a Special Meeting of Shareholders of the Heartland Wisconsin Tax Free Fund (the "Heartland Fund"), a series of Heartland, to be held at ___________, Central Time, on Wednesday, October 30, 2002, at the __________________, ______________________, Milwaukee, Wisconsin (the
"Meeting"). Proxy materials are expected to be mailed to shareholders of the Heartland Fund on or about September __, 2002.

         The primary purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Agreement") involving the Heartland Fund and the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund"), a series of North Track Funds, Inc. ("North Track"). A copy of the Agreement is attached hereto as Appendix A.

         Pursuant to the Agreement, the North Track Fund would acquire substantially all of the assets of the Heartland Fund and assume Heartland Fund's liabilities that are reflected in the computation of its net asset value and its other ordinary operating liabilities. In exchange, the North Track Fund would issue to the Heartland Fund Class A shares of the North Track Fund having an aggregate net asset value equal to the aggregate value of the Heartland Fund assets so acquired less the Heartland Fund liabilities so assumed. Shares of the North Track Fund received by the Heartland Fund in the transaction would then be distributed pro rata to shareholders of the Heartland Fund, and the Heartland Fund would be dissolved and discontinued as a separate mutual fund series of Heartland. It is expected that the dollar value of each Heartland Fund shareholder's account in the North Track Fund immediately after these proposed transactions (the "Reorganization") would be the same as the dollar value of such shareholder's account in the Heartland Fund immediately prior to the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Heartland Fund will not recognize any gain or loss through the exchange of shares in the Reorganization. No sales charge or commission will be imposed upon the North Track Fund shares issued in the Reorganization.

         The North Track Fund is a series of North Track, an open-end, series management investment company. The investment objective of the North Track Fund is a high level of current income exempt from federal income tax and Wisconsin personal income tax. The North Track Fund invests primarily in investment grade municipal bonds and other debt securities that pay interest which is exempt from both federal and Wisconsin personal income tax. The investment objective and principal strategies of the North Track Fund are nearly identical to those of the Heartland Fund. (The North Track Fund and the Heartland Fund are collectively referred to herein as the "Funds.")

         The principal executive office of North Track and the North Track Fund is located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53095, telephone: 1-800-826-4600. The principal executive office of Heartland and the Heartland Fund is at 789 North Water Street, Milwaukee, Wisconsin 53202, telephone: 1-800-432-7856.

         This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Heartland Fund should know before voting on the Agreement and the Reorganization. It also constitutes an offering of shares of the North Track Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

         The Securities and Exchange Commission has not approved or disapproved the North Track Fund shares to be issued in the Reorganization or determined if this Proxy Statement/ Prospectus is truthful or complete. To state otherwise is a crime.

         A Statement of Additional Information of the North Track Fund, dated September __, 2002, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to North Track, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600.

     In addition, the Prospectus and Statement of Additional Information of the North Track Fund, each dated May 1, 2002 (as supplemented) (the "North Track Fund Prospectus" and the "North Track Fund SAI," respectively), the Annual Report to Shareholders of the North Track Fund for the year ended December 31, 2001 (the "North Track Fund Annual Report"), and the Semi-Annual Report to Shareholders of the North Track Fund for the six months ended June 30, 2002 (the "North Track Fund Semi-Annual Report") have been filed with the Commission and are incorporated by reference herein. The North Track Fund Prospectus, the North Track Fund Annual Report and the North Track Fund Semi-Annual Report accompany this Proxy Statement/Prospectus, and the North Track Fund SAI may be obtained without charge by writing to or calling North Track at the above address or telephone number.

         The Prospectus and Statement of Additional Information of the Heartland Fund, each dated May 1, 2002 (as supplemented) (the "Heartland Fund Prospectus" and the "Heartland Fund SAI," respectively), the Annual Report to Shareholders of the Heartland Fund for the year ended December 31, 2001 (the "Heartland Fund Annual Report") and the Semi-Annual Report to Shareholders of the Heartland Fund for the six months ended June 30, 2002 (the "Heartland Fund Semi-Annual Report") have been filed with the Commission, are incorporated by reference herein and may be obtained without charge by writing to Heartland at 789 North Water Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY ..................................................................     4
    Introduction .........................................................     4
    The Agreement ........................................................     5
    Reasons for the Proposed Reorganization ..............................     6
    Federal Tax Consequences .............................................     8
    Comparison of North Track Fund and Heartland Fund ....................     9

RISK FACTORS .............................................................    22
    Market Risk ..........................................................    22
    Credit Risk ..........................................................    23
    Geographic Risk ......................................................    23
    Sector Risk ..........................................................    23
    Diversification Risk .................................................    25
    High Yield Risk ......................................................    25
    Tax Risk .............................................................    25
    Liquidity Risk .......................................................    26

PERFORMANCE OF THE NORTH TRACK FUND ......................................    26

FURTHER INFORMATION ABOUT THE FUNDS ......................................    26

APPROVAL OF THE AGREEMENT AND REORGANIZATION .............................    27
    Description of the Agreement .........................................    27
    Other Terms ..........................................................    28
    Agreement Between Advisers ...........................................    30
    Background to the Reorganization .....................................    31
    Reasons for the Proposed Reorganization ..............................    32
    Federal Tax Considerations ...........................................    34

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS ........    36
    North Track Fund .....................................................    36
    Heartland Fund .......................................................    37

CAPITALIZATION ...........................................................    38

OWNERSHIP OF FUND SHARES .................................................    38
    North Track Fund .....................................................    38
    Heartland Fund .......................................................    38

VOTING INFORMATION .......................................................    39

MISCELLANEOUS ............................................................    40
    Auditors .............................................................    40
    Interests of Experts and Counsel .....................................    41
    Other Matters ........................................................    41
    Available Information ................................................    41

                                     SUMMARY

     This Proxy Statement/Prospectus is being furnished to the shareholders of the Heartland Fund in connection with the solicitation of proxies by the Board of Directors of Heartland to be used at a Special Meeting of Shareholders of the Heartland Fund to be held on Wednesday, October 30, 2002, at ________, Central Time, at the _____________________, __________________, Milwaukee, Wisconsin.
The primary purpose of the Meeting is to consider and vote on the Agreement and the Reorganization contemplated thereby, pursuant to which the North Track Fund would acquire substantially all of the assets of the Heartland Fund and assume the liabilities of the Heartland Fund that are reflected in the computation of its net asset value and other ordinary operating liabilities. In exchange, the North Track Fund would issue Class A shares of the North Track Fund, which shares would be distributed, pro rata, to the shareholders of the Heartland Fund. The Heartland Fund would then be liquidated and discontinued as a designated series of Heartland.

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including the Agreement attached hereto as Appendix A), as well as the North Track Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein. The North Track Fund Prospectus describes the investment objective and principal strategies of the North Track Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, the North Track Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Agreement and the North Track Fund Prospectus.

Introduction

     Shareholders of the Heartland Fund will be asked at the Meeting to approve the Agreement and the Reorganization contemplated thereby and as described herein. If approved, the Reorganization is expected to be completed as of the close of business on or about November 1, 2002 or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied.

     The North Track Fund is a mutual fund series of North Track. North Track is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. B.C. Ziegler and Company ("Ziegler") is the investment advisor to the North Track Fund and distributor of its shares. The North Track Fund's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

     The Heartland Fund is a mutual fund series of Heartland Group, Inc., a registered open-end management investment company organized as a Maryland corporation. Heartland Advisors, Inc. ("Heartland Advisors") is the investment advisor to the Heartland Fund, and Heartland Investor Services, LLC ("Heartland Investor Services") is the distributor of its shares.

The Agreement

     The Agreement describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this Proxy Statement/Prospectus. Pursuant to the Agreement, the North Track Fund would acquire substantially all of the assets of the Heartland Fund and assume the Heartland Fund's liabilities that are reflected in the computation of its net asset value and its other ordinary operating liabilities. In exchange, the North Track Fund would issue to the Heartland Fund Class A shares of the North Track Fund having an aggregate net asset value equal to the aggregate value of the Heartland Fund assets so acquired less the Heartland Fund liabilities so assumed. The Heartland Fund would then immediately make a pro rata distribution of such North Track Fund shares to the Heartland Fund shareholders. As a result of the Reorganization, each Heartland Fund shareholder will receive that number of full and fractional North Track Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to the North Track Fund as of the close of business on the Closing Date. Accordingly, the shareholders of the Heartland Fund will become shareholders of the North Track Fund. It is expected that the value of each shareholder's account in the North Track Fund immediately after the Reorganization would be the same as the value of such shareholder's account in the Heartland Fund immediately prior to the Reorganization.

     Heartland Fund shareholders will not pay any sales load or sales commissions on the North Track Fund shares they receive in the Reorganization or on the Heartland Fund shares they surrender in the Reorganization. Additionally, it is a condition precedent to the closing of the Reorganization that Heartland and North Track receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Heartland Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Heartland Fund for shares of the North Track Fund. For further information about the tax consequences of the Reorganization, see "Additional Information About the Agreement - Federal Tax Consequences" below.

     Contemporaneously with the closing and the distribution of North Track Fund shares to the Heartland Fund shareholders, the Heartland Fund will satisfy its liabilities that are not assumed by the North Track Fund or Heartland Advisors (applying and liquidating assets retained in the Reorganization for such purpose), liquidate and be discontinued as a separate series of Heartland.

     Although each party to the Agreement will bear its own out-of-pocket expenses in connection with the Reorganization (including any legal and accounting fees), Heartland Advisors has agreed to pay all of the expenses of preparing, filing and printing this Proxy Statement/Prospectus, the costs associated with soliciting Heartland Fund shareholder approval of the Reorganization, the costs of conducting the Meeting and Heartland's legal fees.

Reasons for the Proposed Reorganization

     Heartland and Heartland Advisors remain committed to serving the shareholders of each Heartland mutual fund. Heartland Advisors has served as investment adviser to the Heartland Fund since its inception in 1992. A solid performance record and competitive expense ratio contributed to growth in the Heartland Fund's net assets from 1992 to a high of $145 million in mid-1999. However, despite these positive attributes, the Heartland Fund's assets have declined by more than 35% to $90 million as of June 30, 2002. Legal difficulties faced by Heartland and Heartland Advisors over the past two years regarding the Heartland High-Yield Municipal Bond and Short Duration High-Yield Municipal Funds have contributed to the Heartland Fund's decline in size. The Heartland Fund remains the only fixed income mutual fund managed by Heartland Advisors, representing only 5% of the total assets under its management. Virtually all of the assets managed by Heartland Advisors are invested in equity securities, including the Heartland Value, Select Value and Value Plus Funds. These matters have made it increasingly difficult for Heartland Advisors to attract and retain investment personnel with experience in the municipal bond markets and to effectively market and sell shares of the Heartland Fund. As a result, Heartland Advisors has made a strategic decision, with which the Board of Directors of Heartland concurred, to focus its personnel and other resources on Heartland's equity funds, and return to its core competencies.

     Accordingly, Heartland Advisors and the Heartland Board of Directors determined that the interests of the Heartland Fund shareholders would be better served if the Heartland Fund were to be managed by an investment advisory firm with a larger portion of its managed assets in fixed income securities and municipal bond funds, in particular, and greater depth of experience and personnel in the municipal bond markets. Heartland's Board asked management of Heartland and Heartland Advisors to explore such alternatives. Management subsequently recommended to the Heartland Board that the Heartland Fund be merged with the North Track Fund principally because it is managed by Ziegler, a 100 year-old company headquartered in Wisconsin with a strong reputation in the municipal bond markets, and which has an historical performance record comparable to that of the Heartland Fund.

     The Board of Directors of Heartland discussed and considered a possible transaction between the Heartland Fund and North Track Fund at a meeting held in April 2002. The Board formally approved the Reorganization and the Agreement on July 30, 2002, subject to Heartland Fund shareholder approval.

     The Heartland Board believes the Reorganization offers the following benefits to the Heartland Fund shareholders:

     . the reputation, substantial experience and commitment of Ziegler in the municipal bond markets and in managing mutual funds;

     . a continuation of the shareholders' investment in a fund that seeks a high level of current income exempt from federal and Wisconsin personal income tax;

     . the distribution resources and capabilities of Ziegler, its affiliates and their related sales force and dealer network which are anticipated to foster asset growth and promote greater efficiencies;

     . potential lower annual fund operating expenses, greater buying power and other economies of scale associated with a larger combined fund;

     . the ability of Heartland Fund shareholders to buy shares of the North Track Fund and to exchange their North Track Fund shares for Class A shares of other North Track mutual funds following the Reorganization without a front-end sales charge;

     . the several distinct mutual fund series offered by North Track and the availability of exchange privileges for shareholders of the North Track Fund (including the former Heartland Fund shareholders) into these other series; and

     . the broad range of other services generally available to North Track shareholders.

     For these and other reasons, the Board of Directors of Heartland, including the directors who are not "interested persons" of Heartland (as that term is defined in the 1940 Act), has concluded that the Reorganization is in the best interests of the shareholders of the Heartland Fund.

     The Board of Directors of North Track also approved the Reorganization. The North Track Board believes the Reorganization, which will significantly increase the current size of the North Track Fund, will establish the North Track Fund as the largest double tax-exempt Wisconsin mutual fund, facilitating further recognition and growth and presenting the opportunity for economies of scale that in turn may lower annual fund operating expenses.

     The Board of Directors of Heartland unanimously recommends that shareholders of the Heartland Fund vote FOR approval of the Agreement and the Reorganization.

Federal Tax Consequences

     A condition to completion of the Reorganization is the receipt of a legal opinion from Quarles & Brady LLP that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Heartland Fund or by the Heartland Fund or the North Track Fund as a result of the Reorganization.

Comparison of North Track Fund and Heartland Fund

     Below is a brief comparison of the principal features of the North Track Fund and the Heartland Fund. For more detailed information about the North Track Fund, please refer to the North Track Fund Prospectus which accompanies this Proxy Statement/Prospectus. For more detailed information about the Heartland Fund, please refer to the Heartland Fund Prospectus which was previously delivered to you.

Investment Objectives and Principal Strategies

     The investment objective and principal strategies of the North Track Fund are nearly identical to those of the Heartland Fund, although there are some differences.

     Each Fund seeks high level of current income exempt from federal income tax and Wisconsin personal income tax.

     Each Fund invests primarily in debt obligations issued by the State of Wisconsin and its municipalities, other political subdivisions and public authorities, and other securities that pay interest which is exempt from both federal and Wisconsin personal income tax.

     Each Fund invests primarily in investment grade obligations (or non-rated bonds judged by its investment adviser to be of comparable quality), although each Fund may invest up to 20% of its assets in securities rated below investment grade (or non-rated bonds judged by its investment adviser to be of comparable quality). The North Track Fund may not, however, invest in securities rated below "B" by Standard & Poor's or Moody's (or, if non-rated, judged by Ziegler to be of such quality). As of June 30, 2002, the North Track Fund had less than 1% of its assets invested in securities rated below investment grade (including non-rated securities of comparable quality), compared to 6.7% for the Heartland Fund.

     Each Fund may invest in bonds of any maturity. As of June 30, 2002, the weighted average maturity of the bonds held by the North Track Fund was about 15 years, compared to 9.1 years for the Heartland Fund.

     Neither Fund is "diversified" within the meaning of the 1940 Act, meaning that it can invest a greater percentage of its assets in a particular issue than diversified funds. Each Fund may, from time to time, invest more than 25% of its assets in securities that finance similar types of projects or projects in related industry sectors, such as housing, health care and utilities. As of June 30, 2002, 31% of the North Track Fund's bond portfolio consisted of various housing obligations, compared to 15% for the Heartland Fund.

     The Funds have somewhat different fundamental policies. The North Track Fund's fundamental policy is to have at least 80% of its income be exempt from federal and Wisconsin personal income taxes and alternative minimum taxes. The Heartland Fund's fundamental policy, on the other hand, is to invest at least 80% of its assets in securities that generate income that is so tax-exempt.

     For more information on the investment objectives, principal strategies and securities selection process of the Funds, please review the North Track Fund Prospectus and the Heartland Fund Prospectus.

Risk Factors

     The primary risks of both the North Track Fund and the Heartland Fund include market risk, credit risk, geographic risk, sector risk, diversification risk, high yield risk, tax risk and liquidity risk. The investment practices of the North Track Fund described above may result in risks which are different from those currently associated with the investment practices of the Heartland Fund. See "Risk Factors" starting on page 18.

Performance

     The tables below show the Funds' average annual total returns before taxes for the six-month, one-, five- and ten-year periods (or, if shorter, since commencement of operations) and the annualized yield for the 30 days ended June 30, 2002. For comparability purposes, the returns and yield for the North Track Fund do not reflect its front-end sales charge.

  Average Annual Total Returns                    Six      One     Five     Ten
  (for the periods ended June 30, 2002)          Months    Year    Years    Years      Since
  -------------------------------------          ------    ----    -----    -----    Inception
                                                    s                                ---------
                                                    -
  North Track Fund (6/13/94 inception date)       4.40%    6.02%   5.06%     N/A       5.00%

  Heartland Fund (4/3/92 inception date)          3.04%    5.62%   4.43%    5.30%      5.41%

Yield for the 30 days
ended June 30,                                                 Taxable Equivalent Yield /(1)/
----------------                                               ------------------------
2002(annualized)
----------------

North Track Fund                                         3.67%                6.62%

Heartland Fund                                           4.02%                7.25%

--------------------------------
(1)  Assumes a combined federal and state tax rate of 44.54%.

     For more information on the performance of North Track Fund, please review the North Track Fund Prospectus, North Track Fund Annual Report and North Track Fund Semi-Annual Report which accompany this Proxy

Statement/Prospectus. Please read the Heartland Fund Prospectus, Heartland Fund Annual Report and Heartland Fund Semi-Annual Report which was previously mailed to you (or which is available upon request) for more information on the performance of the Heartland Fund.

          Past performance cannot predict or guarantee future results.

Size of Funds

          At June 30, 2002, the Heartland Fund had an aggregate net asset value of $90 million, compared to $54 million for the North Track Fund.

Expenses

          The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the North Track Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended December 31, 2001.

                                                                                                              PRO FORMA
                                           NORTH TRACK FUND                HEARTLAND FUND                   COMBINED FUND
                                           ----------------                --------------                   -------------
Shareholder Fees (fees paid directly from your investment)

 Maximum Sales Charge (Load)                  3.50%/(1)/                       None                             None/(1)/
 Imposed on Purchases (as a
 percentage of offering price)

 Maximum Deferred Sales Charge                  None                           None                             None
 (Load)

 Maximum Sales Charge (Load)                    None                           None                             None
 Imposed on Reinvested Dividends/
 Distributions

 Redemption Fee                                 None/(2)/                      None/(3)/                        None/(2)/

 Exchange Fee                                   None                           None                             None

                                                                                                                PRO FORMA
                                             NORTH TRACK FUND                HEARTLAND FUND                   COMBINED FUND
                                             ----------------                --------------                   -------------
Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees                                      0.50%                       0.65%                         0.50%

Distribution (12b-1) Fees                            0.25%                        None                         0.25%

Other Expenses                                       0.40%                       0.36%                         0.27%
                                                     -----                       -----                         -----
Total Annual Fund Operating Expenses                 1.15 %                      1.01%                         1.02%

Less: Fee Waivers and Expense                       (0.00)%                     (0.00)%                     (0.02)%/(4)/
                                                     -----                       -----                         -----
Reimbursement/(4)/

Total Net Annual Fund Operating Expenses             1.15%                      1.01%/(5)/                       1.00%

_____________________________

(1) The North Track Fund has a maximum front-end sales charge of 3.50% on investments of less than $25,000, which is gradually reduced for larger investments. However, no front-end sales charge will be imposed on the shares of the North Track Fund issued to the Heartland Fund shareholders in the Reorganization or on any additional shares of the North Track Fund purchased by the Heartland Fund shareholders (who become North Track Fund shareholders) following the Reorganization.

(2) The North Track Fund charges a fee (currently $12.00) for wire redemption requests.

(3) The Heartland fund charges a service fee (currently $6.50) for wire redemption requests and a delivery fee (currently $12.00) for express mail delivery of redemption proceeds.

(4) Ziegler has agreed, for a period of one year after the Reorganization, to waive fees and/or reimburse expenses so that the North Track Fund's annual operating expenses do not exceed 1.00% of its average daily net assets.

(5) The Heartland Fund's operating expenses for the year ended December 31, 2001 were higher than normal due to some extraordinary expenses. The Heartland Fund's annualized operating expenses for the six months ended June 30, 2002 were 0.96% of average daily net assets.

Example

     The following Example is intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                          1 year          3 years           5 years           10 years
                                          ------          -------           -------           --------
North Track Fund/(1)/                     $  463          $   703           $   961           $  1,699
Heartland Fund                            $  103          $   322           $   558           $  1,236
Pro Forma Combined Fund/(1)/ /(2)/        $  102          $   323           $   561           $  1,246

___________________________

(1) The applicable front-end sales charge is included in the costs of investing in the North Track Fund but is not included in the costs of investing in the Pro Forma Combined Fund because the sales charge will be waived for purchases by the Heartland Fund shareholders of shares of the North Track Fund following the Reorganization.

(2) The costs of investing in the Pro Forma Combined Fund for the one-year period are based on the Fund's total net annual operating expenses and for all subsequent years are based on its total gross annual operating expenses.

Sales Charges, Minimum Purchase Amounts, Purchase and Redemption Procedures and Exchange Privileges

     Set forth below is information relating to the purchase, redemption and exchange of shares of the North Track Fund and the Heartland Fund and other services available to shareholders of each Fund.

Sales Charges

     No front-end sales charges will be imposed on the North Track Fund shares issued in the Reorganization. Moreover, shareholders of the Heartland Fund who become shareholders of the North Track Fund in the Reorganization may, after the Reorganization, purchase additional shares of the North Track Fund and exchange North Track Fund shares for Class A shares of any other North Track mutual fund without having to pay a front-end sales charge.

         For other investors, a front-end sales charge is imposed on purchases of shares of the North Track Fund. The maximum front-end sales charge is 3.50% of the public offering price for investments of less than $25,000. The front-end sales charge reduces (ultimately to zero) as the size of the investment increases.

         No front-end sales charge is imposed on purchases of the Heartland
Fund.

Minimum Purchases

         The North Track Fund requires a minimum investment of $1,000 to open an account. The minimum amount for additional investments is $50.

         The Heartland Fund requires a minimum investment of $1,000 to open an account. The minimum amount for additional investments is $100. The Heartland Fund may waive or lower its investment minimums for any reason.

Purchase and Redemption Procedures

         The purchase price of each share of the North Track Fund is its net asset value ("NAV") next determined after the order is received, plus any applicable sales charge. There will be no sales charge on such purchases by former Heartland Fund shareholders. If a purchase order is received prior to the closing of trading on the New York Stock Exchange, it will be invested at the NAV computed on that day; otherwise, the order will be invested at the NAV determined for the next business day. North Track Fund shares may be purchased by mail (by enclosing a completed application and a check or money order), by bank wire transfer (by calling first and faxing in a completed application) or through an authorized broker-dealer or financial intermediary (who may charge a commission fee for this service). Telephone and on-line purchases are not currently available (except telephone exchanges). North Track also has an automatic investment program which allows investors to establish a new account by exchanging funds from an existing North Track account and to add to an account by exchanging funds from another North Track account.

         Shares of the North Track Fund may be redeemed at the net asset value next determined after the redemption order is received. If a redemption order is received prior to the close of trading, the redemption will be at the NAV calculated that day; if not, the redemption will be at the NAV calculated as of the close of trading on the next New York Stock Exchange trading day. Orders to redeem shares may be made in writing (by mail or fax), by telephone (unless this privilege was declined by the investor), or through an authorized broker-dealer, financial advisory firm or other financial institution (which may charge a commission on fee for this service). Shares may also be redeemed via a systematic withdrawal plan. Checks for the redemption proceeds are mailed typically within one or two days (unless the shares redeemed were recently purchased by check, in which case payment of the redemption proceeds will be delayed for 15 days or until the check clears, whichever is earlier). Redemption proceeds may also be sent by bank wire transfer at the holder's request, for a fee of $12.

         North Track reserves the right to close an account with a value of less than $500, but investors will be given 60 days to purchase additional shares to bring the account value to $1,000 or more to avoid this action.

         The purchase price of each share of the Heartland Fund is its net asset value next determined after the order is received. Orders received after 4:00 p.m., Eastern Time, are priced at the NAV per share determined on the next business day of the Fund. Heartland Fund shares may be purchased by mail or through a third party broker-dealer or other financial intermediary. After an account is opened, additional investments in the Heartland Fund may be made by telephone with the money sent by wire or electronic funds transfer (subject to an $8 service fee). Shares may be purchased through an automatic investment plan.

         Shares of the Heartland Fund may be redeemed at net asset value next determined after the redemption order is received. Shares may be redeemed by mail, by telephone, or through third party broker-dealer or other financial institution. Shares may also be redeemed via systematic withdrawal plan. Checks for redemption proceeds are mailed typically within one or two days (but not later than seven days). If redemption instructions are received in good order for shares for which the purchase check has not cleared, the shares will be redeemed, but Heartland reserves the right to hold the proceeds until the purchase check has cleared, which may take up to 15 days. Redemption proceeds may also be sent, at the shareholder's request, by bank wire transfer for a fee of $6.50 or by express mail delivery for a fee of $12.

         Heartland reserves the right to close out an account that is below $500 for three months or more, after giving 60 days' notice, unless the account holder makes additional investments to increase its value to at least $1,000.

NAV Determinations

         The NAV of the North Track Fund is determined at 2:30 p.m. Eastern Time on each day the New York Stock Exchange is open for trading. The North Track Fund's NAV per share is calculated by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing by the number of outstanding shares of the Fund. North Track values the North Track Fund's investments on the basis of market quotations or at fair value using methods and guidelines approved by North Track's Board of Directors. Because market quotations generally are not available for the municipal obligations in which the North Track Fund invests, North Track generally uses fair value methodologies to value the Fund's securities. Fair values are normally determined using valuations provided by one or more pricing services approved by North Track's Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at the North Track Fund's cost, plus or minus any amortized discount or premiums.

         The NAV of the Heartland Fund is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Like the North Track Fund, the NAV of the Heartland Fund is the difference between the value of its assets and liabilities, divided by the number of shares outstanding.

         Also, like the North Track Fund, the Heartland Fund's portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. The Heartland Fund uses a "fair value" methodology to value securities for which market quotations are not readily available. Fair values of debt securities are normally determined by using valuations provided by one or more pricing services approved by Heartland's Board. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. The North Track Fund and the Heartland Fund use the same pricing service firms to provide values for their portfolio securities for which market quotations are not available.

Exchanges

         Shareholders may exchange shares of any North Track mutual fund for shares of the same class of any other North Track mutual fund. Because the North Track Fund only has one class of shares (Class A), shareholders may exchange their Class A shares of the North Track Fund for Class A shares of any other North Track mutual fund and Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. For these exchanges, investors may have to pay the difference between the sales charges if the Class A shares being acquired have a higher sales charge.

         Heartland Fund shareholders who receive North Track Fund shares in the Reorganization will not have to pay any sales charge on exchange of their North Track Fund shares for Class A shares of any other North Track mutual fund, and vice versa.

         The North Track Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchange activity may be specifically limited to no more than three exchanges within any 12-month period and no more than one exchange during any calendar quarter.

         Shareholders may exchange shares of the Heartland Fund for shares of any other Heartland mutual fund or the BNY Hamilton Treasury Money Fund.

         An exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging, and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, all conditions on redemptions apply to the shares being exchanged, and the conditions for purchases apply to the shares received in the exchange. In addition, an exchange qualifies as a sale for tax purchases, so that for federal income tax purposes, the holder of shares will realize a gain or loss on that sale.

Dividends and Distributions

         Both Funds declare dividends from net investment income daily and pay them monthly. Both Funds declare capital gains distributions annually and normally pay them after the end of the fiscal year. Dividends and capital gains distributions of each Fund are automatically reinvested in additional shares of such Fund unless shareholders have elected to receive them in cash.

Taxation

         Interest earned by each Fund is generally tax-free when it is distributed to the shareholders as a dividend; however, if a Fund earns taxable income from any of its investments, it will be distributed as a taxable dividend and taxable to shareholders as ordinary income for federal income tax purposes.

         Each Fund may earn interest on private activity bonds and other securities that is a tax-preference item for purposes of the federal alternative minimum tax for individuals. Individuals who are subject to the alternative minimum tax are required to report a portion of the Fund's dividends as a "tax preference item" in determining their alternative minimum tax. Liability for an alternative minimum tax depends on an individual's own tax circumstances.

         Short-term capital gain distributions from a Fund are taxable to shareholders as ordinary income for federal income tax purposes. Long-term capital gain distributions are taxable as long-term capital gain to shareholders. If a Fund declares a distribution in December but does not pay it until January of the following calendar year, shareholders will be taxed as if the distribution were paid in December.

Organization and Management

North Track Fund

         The North Track Fund is a mutual fund series of North Track, a Maryland corporation organized in 1984 and registered as an open-end, management investment company. The North Track Fund commenced operations on June 13, 1994. North Track currently consists of nine series, namely, the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Government Fund, Tax-Exempt Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund.

         Ziegler, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, serves as the investment adviser to the North Track Fund. Ziegler also serves as distributor, accounting/pricing agent and administrator for the North Track Fund. Ziegler also serves in these capacities for the eight other mutual fund series of North Track. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. As of

June 30, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management.

Heartland Fund

         The Heartland Fund is a mutual fund series of Heartland, a Maryland corporation organized in 1986 and registered as an open-end, management investment company. Heartland currently consists of seven series, namely, the Value Fund, Select Value Fund, Value Plus Fund, Wisconsin Tax Free Fund, Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund. The Heartland Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Funds are in receivership and closed to new investors.

         Heartland Advisors, 789 North Water Street, Milwaukee, Wisconsin 53202, serves as the investment adviser to the Heartland Fund. Heartland Advisors also provides various administrative services of the Heartland Fund. In addition to managing the Heartland family of equity mutual funds and the Heartland Fund, Heartland Advisors provides investment advisory services to individuals, institutions and retirement plans. As of June 30, 2002, Heartland had approximately $1.8 billion of assets under management.

Portfolio Managers

North Track Fund

         Craig S. Vanucci, a Chartered Financial Analyst (CFA), has been the portfolio manager of the North Track Fund since July 2000. Mr. Vanucci is Vice President of Ziegler, having joined the firm in 1994 and has over 19 years of experience managing personal trusts, employee benefit portfolios and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler's Fixed Income Committee. Mr. Vanucci is also a co-portfolio manager of the Government Fund and the portfolio manager of the Tax-Exempt Fund, which are other mutual fund series of North Track. Prior to joining Ziegler, Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investments Division. Mr. Vanucci received a B.S. in finance from Bowling Green State University and a Masters of Business from the University of Toledo.

Heartland Fund

         Derek J. Pawlak is portfolio manager of the Heartland Fund. Mr. Pawlak has managed or co-managed the fund since September 2000. He is a Vice President of Heartland Advisors, having joined the firm as a credit analyst in February 1998. Prior to joining Heartland Advisors, Mr. Pawlak had been an

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Assistant Vice President-Underwriting/ Registration for B.C. Ziegler and Company
since 1993 and a Vice President of Ziegler Mortgage Securities, Inc.

Distribution

North Track Fund

         Ziegler is the distributor for each of the North Track mutual funds, including the North Track Fund. The North Track Fund, like North Track's other funds, is authorized under a distribution plan pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services.

         Under the distribution plan, the North Track Fund assesses a service fee of up to 0.25 of 1% of the portfolio's average daily net assets. Because distribution and/or service fees are paid out of the North Track Fund's assets on an ongoing basis, over time, these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.

Heartland Fund

         Heartland Investor Services, LLC is the distributor for each of the Heartland mutual funds open to investors, including the Heartland Fund. The Heartland Fund has not adopted a distribution plan and thus does not pay any distribution fees. Heartland Advisors bears the costs of marketing, selling and otherwise distributing shares of the Heartland Fund.

Other Service Providers to the Funds

North Track Fund

         PFPC Global Fund Services, 211 South Gulph Road, King of Prussia, Pennsylvania 19406, serves as transfer and dividend disbursing agent for the North Track Fund. Union Bank of California, 475 Sansome Street, San Francisco, California 94111, serves as custodian for the North Track Fund. Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, is the independent auditor of the North Track Fund, having been appointed in July 2002 to replace Arthur Andersen LLP.

Heartland Fund

         BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer and dividend disbursing agent for the Heartland Fund. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, serves as custodian for the Heartland Fund. PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, is the independent auditor of the Heartland Fund.

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                                  RISK FACTORS

         In evaluating whether to approve the Agreement and invest in the North Track Fund, shareholders should carefully consider the following summary of risk factors relating to both the North Track Fund and the Heartland Fund, in addition to the other information set forth in this Proxy Statement/Prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. The risks associated with investing in the North Track Fund are similar to the risks associated with investing in the Heartland Fund in that both Funds primarily invest in investment grade debt obligations issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities, and other entities ("Municipal Obligations") that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria, although there are some differences in the risks associated with the two Funds.

Market Risk

         Both the Heartland Fund and the North Track Fund are subject to market risk, which is the possibility that the Municipal Obligations held by the Funds will decline in value. The market is affected by numerous factors, including interest rates, adverse changes in supply and demand for Municipal Obligations because of market, sector, industry or political factors, and the unavailability or inaccuracy of key information about a particular Municipal Obligation, its issuer or the market in which it trades. The market values of longer maturity bonds tend to vary more with changes in interest rates than is the case for bonds of shorter maturities. Bonds of fairly long maturities are more volatile in changing interest rate environments than bonds of shorter maturities. The weighted average maturities of the bonds held by the North Track Fund historically have tended to be longer than those of the bonds held by the Heartland Fund.

Credit Risk

         Each Fund is also subject to credit risk, which is the possibility that the municipality or other legal entity issuing a security, or the borrower or its guarantor, will not be able to make timely principal and interest payments. The creditworthiness of borrowers could deteriorate because of general economic conditions, adverse developments that affect the industry in which the borrower conducts its business, or adverse developments that affect the borrower's business uniquely. Such deterioration causes a higher risk of default on interest and principal payments, and likely would cause the Funds' holdings to decline in value. Securities with lower credit ratings involve greater credit risk. The average credit rating of the securities held by the North Track Fund is a little higher than that of the securities held by the Heartland Fund.

         Payment of principal and interest on the revenue obligations in which the Funds invest is not secured by the credit of the municipality but rather depends, in the case of private activity or industrial revenue bonds, on the success of the project or industrial facility being financed or the credit of the developer or user of the project or a separate guarantor or, in the case of municipal lease obligations, on the continued willingness of the municipality to make the necessary appropriations to cover the lease payments. As of June 30, 2002, 26% of the North Track Fund's bond portfolio consisted of municipal lease obligations and other lease revenue bonds, compared to 25% for the Heartland Fund.

Geographic Risk

         Each Fund invests in Municipal Obligations of Wisconsin issuers. Local political, business and economic conditions and developments within Wisconsin will, therefore, affect the Fund's performance. Those risks may include possible tax changes, legislative or judicial action, environmental concerns and differing levels of supply and demand for debt securities exempt from federal and Wisconsin personal income taxes. Each Fund also invests in securities of issuers in territories or possessions of the United States (such as Puerto Rico, Guam and the U.S. Virgin Islands) which are exempt from federal and Wisconsin personal income tax. The value of such securities is tied to conditions and developments there as well.

         As of June 30, 2002, 16.5% of the North Track Fund's assets were invested in non-Wisconsin issues, including obligations of issuers of other states (13.7%), and U.S. territories (3.4%), consisting of Puerto Rico, Guam and the U.S. Virgin Islands, compared to 10.7% for the Heartland Fund, all of which percentage was invested in Puerto Rico and Guam issues.

Sector Risk

         Neither Fund may invest more than 25% of its assets in securities of non-governmental issuers whose principal activities are in the same industry. However, each Fund may invest more than 25% of its assets in bonds that finance or are payable from the revenues of similar types of projects or projects in related industry sectors such as housing, health care or utilities. Any economic, business, political and other changes that affect one such bond potentially could affect other bonds in the same industry sector. Such focus may result in political volatility, causing a Fund's share price and performance to fluctuate.

         Each Fund may also invest a substantial portion of its assets in housing authority obligations, including those issued to finance multi-family housing projects and the purchase of single-family mortgage loans. Because having authority obligations may be supported to a large extent by federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under federal programs could result in a decrease or elimination of subsidies available for payment of principal and interest on the authority's obligations.

         Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally and upon the underwriting and management ability of the individual agencies. Economic developments, including fluctuations in interest rates, significant job losses in the relevant community, failure or inability to increase rental payments and increasing construction and operating costs and a shortage of capital to meet ongoing tenant needs may make the project less attractive and result in increasing probability of default on the underlying mortgage loans. For some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. In addition, certain housing obligations such as single-family mortgage revenue bonds are subject to early redemption at par from the proceeds derived from pre-payments of underlying mortgage loans and from the unused proceeds of the issue within a stated period.

         As of June 30, 2002, 31% of the North Track Fund's bond portfolio consisted of housing obligations, compared to 15% for the Heartland Fund.

         Each Fund may invest a substantial portion of its assets in obligations issued to finance hospital care facilities and equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and the rates that can be changed for the services provided.

         Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also affect the revenues or costs of hospitals. Future governmental action with respect to Medicare or Medicaid may reduce the total amount of reimbursement available to hospital facilities.

         Each Fund may invest a substantial portion of its assets in obligations that finance the construction, expansion or operation of utilities. Various economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials costs, construction and operating costs, changes in customer demand, and the effects of environmental and other governmental regulations.

Diversification Risk

         Neither Fund is "diversified" within the meaning of the 1940 Act. A mutual fund is diversified if it does not, with respect to 75% of its total assets, invest more than 5% of its assets in securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of an issuer. Because the Funds may invest a greater percentage of its assets in a particular issuer than funds that are diversified, developments affecting a single issuer in which a Fund invests could have a significant effect on the Fund's performance. However, each Fund complies with the diversification requirements of the Code. In addition, each Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Heartland Fund may not invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer. The North Track Fund does not have that limitation.

High Yield Risk

         Each Fund may invest up to 20% of its total assets in Municipal Obligations rated below investment grade (junk bonds), i.e., those rated "BBB" or lower by Standard & Poor's or "Baa" or lower by Moody's Investor Services, including non-rated Municipal Obligations judged to be of comparable quality. The North Track Fund does not invest in any securities rated below "B" by Standard & Poor's or Moody's. The Heartland Fund does not have any such limitation. Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. Such bonds are considered to be more speculative with respect to the issuer's capacity to pay interest and repay principal. They are more vulnerable to default than higher grade bonds, and are more susceptible to real or perceived adverse business, financial and economic conditions. Investing in lower quality securities also may lead to additional expense if a Fund is required to seek recovery of principal and interest payments, and a Fund's right to payment may rank behind those of other creditors of the issuer. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds.

Tax Risk

         Each Fund may invest up to 20% of its total assets in Municipal Obligations that generate interest which is subject to alternative minimum tax
(AMT). As a result, taxpayers who are subject to AMT potentially could earn a lower after-tax return. Historically, the North Track Fund has owned fewer securities subject to AMT than the Heartland Fund.

         The federal and Wisconsin tax-exempt status of the bonds in which the Funds invest depends upon compliance with certain provisions of the Code. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Code, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). This would reduce the value of the bonds, subjecting the Funds to unanticipated tax liabilities and possibly force the Funds to sell the bonds at a reduced value.

Liquidity Risk

         Each Fund's investments in Municipal Obligations may be more thinly traded than secondary trading in other securities, as there is no active trading market for Municipal Obligations. This could present difficulties for a Fund in disposing of portfolio securities and in valuing them because of the lack of objective pricing data provided by active markets. The North Track Fund may not purchase an illiquid security if, as a result, more than 10% of its net assets would be invested in such securities, while the applicable percentage for the Heartland Fund is 15%.

                       PERFORMANCE OF THE NORTH TRACK FUND

         Information about the performance of the North Track Fund, including management's discussion of its performance, for the year ended December 31, 2001 is contained in the North Track Fund Annual Report and for the six months ended June 30, 2002 is contained in the North Track Fund Semi-Annual Report, each of which accompanies this Proxy Statement/Prospectus.

                       FURTHER INFORMATION ABOUT THE FUNDS

         For more information about the North Track Fund, including information on its investment objectives, principal strategies and risks, expenses, management, purchase, redemption and exchange procedures, and shareholder services, please read the North Track Fund Prospectus which is incorporated by reference into and accompanies this Proxy Statement/Prospectus.

         For similar information about the Heartland Fund, please read the Heartland Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus. The Heartland Fund Prospectus was previously delivered to you and is available upon request without change by calling Heartland at 1-800-432-7856.

                  APPROVAL OF THE AGREEMENT AND REORGANIZATION

         The Board of Directors of Heartland unanimously recommends that the shareholders of the Heartland Fund vote to approve the Agreement and Plan of Reorganization contemplated thereby. The Board of Directors approved the Agreement based on its belief that the Agreement is in the best interests of the shareholders of the Heartland Fund.

Description of the Agreement

         The terms and conditions of the proposed Reorganization are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         The Agreement contemplates the transfer of substantially all of the assets and stated liabilities of the Heartland Fund to the North Track Fund in exchange solely for shares of Class A common stock of the North Track Fund, and the pro rata distribution of such shares of the North Track Fund to the shareholders of the Heartland Fund. If approved by the shareholders of the Heartland Fund, the Reorganization would occur as of the close of business on November 1, 2002 (the "Closing Date") or such other date as the parties may determine.

         Under the Agreement, the North Track Fund would acquire substantially all of the property, rights and assets of the Heartland Fund, including without limitation all portfolio securities, cash, cash equivalents, and dividend and interest receivables owned by the Heartland Fund. The North Track Fund would also assume the liabilities of the Heartland Fund that are reflected in the computation of its net asset value and its other ordinary operating liabilities, but only such liabilities, and discharge them when and as they are due or otherwise in accordance with their terms. However, the Heartland Fund would reserve sufficient assets to pay any liabilities that are not being assumed by the North Track Fund, including amounts owed or to be owed to any Heartland Fund shareholder, such as declared but unpaid dividends and capital gains distributions. After the Closing Date, the Heartland Fund will liquidate and cease to be a designated series of Heartland under Maryland law.

         In consideration for the assets and liabilities of the Heartland Fund transferred in the Reorganization, the North Track Fund would issue to the Heartland Fund Class A shares of the North Track Fund having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by the Heartland Fund. The assets of the Heartland Fund and the per share net asset value of the North Track Fund shares would be valued as of the close of business on the New York Stock Exchange on the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of the North Track Fund as described in the accompanying North Track Fund Prospectus, or in the North Track Fund SAI.

         As of the close of business on the Closing Date, the Heartland Fund would distribute pro rata to its shareholders of record the shares of the North Track Fund received by the Heartland Fund. Such distribution would be accomplished by opening accounts on the books of the North Track Fund in the names of shareholders of the Heartland Fund and by transferring the shares credited to the account of the Heartland Fund on the books of the North Track Fund. Each account opened would represent the respective pro rata number of North Track Fund shares due to each Heartland Fund shareholder. Fractional shares of the North Track Fund would be rounded to the nearest thousandth of a share. The Class A shares of the North Track Fund to be received by each shareholder would correspond to the number of shares of the Heartland Fund held by such shareholder, such that each shareholder would receive, for each share of Heartland Fund owned by such shareholder, the number of shares of the corresponding North Track Fund Class A shares that equals the net asset value of the shareholder's Heartland Fund shares immediately prior to the Reorganization.

         Accordingly, every shareholder of the Heartland Fund would own shares of the North Track Fund immediately after the Reorganization having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Heartland Fund shares immediately prior to the Reorganization. Moreover, because the North Track Fund shares would be issued at net asset value in exchange for the net assets of the Heartland Fund, and the aggregate net value of those assets would equal the aggregate value of the North Track Fund shares issued in exchange therefor, the net asset value per share of the North Track Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any Heartland Fund or North Track Fund shareholder.

         On or prior to the Closing Date, the Heartland Fund would declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.


Other Terms

         Heartland (on behalf of the Heartland Fund) and North Track (on behalf of the North Track Fund) have each made representations and warranties in the Agreement that are customary in a transaction such as the Reorganization. Such representations and warranties do not survive the Closing Date and Heartland Fund shareholders would not be liable for breaches thereof.

         The consummation of the Reorganization is subject to the conditions precedent set forth in the Agreement, including, without limitation, (a) the Reorganization must have been approved by the Heartland Fund shareholders;

(b) Heartland and North Track must have received a legal opinion from Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the Heartland Fund shareholders, the Heartland Fund or the North Track Fund; (c) the Registration Statement on Form N-14 (the "Registration Statement") must have become effective under the Securities Act of 1933, no stop order suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of the parties to the Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and (d) there must not have been any material adverse changes in the financial condition, business, operation or assets of either the North Track Fund or the Heartland Fund (other than changes occurring in the ordinary course of business).

         Notwithstanding approval of the Heartland Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date (a) by mutual written consent of the parties; (b) by either party if the closing shall not have occurred by November 30, 2002; (c) by either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Agreement; or (d) by North Track if at any time the Board of Directors of Heartland changes its recommendation to the Heartland Fund shareholders.

         Each party will pay all costs, fees, and expenses it incurs in connection with the Agreement and the transactions contemplated thereby; provided, however, that Heartland Advisors has agreed to pay the costs, fees and expenses of filing the Registration Statement, printing and mailing this Proxy Statement/Prospectus and related proxy materials, soliciting the approval of the Heartland Fund shareholders and conducting the Meeting, and to pay the legal fees incurred by Heartland in connection with the Reorganization.

         From and after the date of the Agreement and through the Closing Date, Heartland will, with regard to the Heartland Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of North Track, make no change in its articles of incorporation or bylaws which would materially affect the Heartland Fund; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of the Heartland Fund shareholders and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by the Agreement, not enter into any other transactions that may have a material adverse effect on the Heartland Fund or the Reorganization, other than in the ordinary course of business.

         From and after the date of the Agreement and through the Closing Date, North Track will, with regard to the North Track Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of Heartland, make no change in its articles of incorporation or bylaws that would materially affect the North Track Fund; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by the Agreement, not enter into any other transactions that may have a material adverse effect on the North Track Fund or the Reorganization, other than in the ordinary course of business.

Agreement Between Advisers

         Heartland Advisors and Ziegler have entered into a purchase agreement (the "Purchase Agreement") under which Heartland Advisors will convey to Ziegler the assets relating to, and used in connection with, the rights, benefits, duties and responsibilities attendant to the investment advisory and administrative services Heartland Advisors performs on behalf of the Heartland Fund. In addition, Heartland Advisors will provide to Ziegler assistance and cooperation in connection with the Reorganization, including using its best efforts to obtain shareholder and director consent to the Reorganization, and will notify Ziegler promptly in the event that it becomes reasonably likely that the Reorganization will not be approved or otherwise will not proceed. Heartland Advisors will also enter into a non-competition agreement barring it and its affiliates, with certain exceptions, from sponsoring, managing, advising, sub-advising or distributing Wisconsin tax-free funds for a period of five years. The non-competition agreement also prohibits Heartland Advisors from engaging in direct selling efforts to the list of former and present shareholders of the Heartland Fund and direct selling efforts to former and present shareholders of the Heartland Fund and Heartland Group, Inc. with respect to any Wisconsin double tax-free fund. In consideration of all of the foregoing, Ziegler will pay Heartland Advisors an amount in cash equal to (a) 2.25% of the aggregate value of the assets Heartland Fund (net of the assumed liabilities) transferred to the North Track Fund as of Closing Date (the "Heartland Fund Closing NAV"), less (b) $29,000. Notwithstanding the above, if the net asset value of the Heartland Fund assets as of two business days prior to Closing Date (the "Heartland Fund Pre-Closing NAV") is less than 75% of the aggregate net asset value of the Heartland Fund as of July 31, 2002 (the "Heartland Fund Baseline NAV"), the applicable percentage will be 2.10%; if the Heartland Fund Pre-Closing NAV is less than 55% of the Heartland Fund Baseline NAV, the applicable percentage will be 2.00%; and if the Heartland Fund Pre-Closing NAV is less than 25% of the Heartland Fund Baseline NAV, the applicable percentage will be 1.75%.

Background to the Reorganization

     A solid performance record and competitive expense ratio contributed to growth in the net assets of the Heartland Fund from its inception in 1992 through mid-1999 when it reached a high of $145 million. However, despite these positive attributes, the Heartland Fund's assets have declined by more than 35% to $90 million as of June 30, 2002. The legal difficulties that Heartland and Heartland Advisors have faced with regard to the Heartland High-Yield Municipal and Short Duration High-Yield Municipal Funds (which are described in the Heartland Fund Prospectus) have contributed to the Heartland Fund's decline in size. The Heartland Fund remains the only fixed income mutual fund managed by Heartland Advisors and represents only 5% of total assets under its management. Virtually all of the other assets managed by Heartland Advisors are invested in equity securities, including the Heartland Value, Select Value and Value Plus Funds. These matters have made it increasingly more difficult for Heartland Advisors to attract and retain investment personnel with knowledge and experience in the municipal bond markets and to effectively market and sell shares of the Heartland Fund. As a result, with the concurrence of the Heartland Board, Heartland Advisors made a strategic decision to intensify the deployment of its available personnel and other resources to Heartland's flagship Value Fund and the Select Value and Value Plus Funds, and to return to its roots - value equity investing.

     Consequently, Heartland Advisors and the Heartland Board mutually decided that Heartland should focus exclusively on its offering of equity funds in which Heartland Advisors has proven core competencies, and requested management to explore alternatives for the Heartland Fund, including attracting a qualified investment advisory firm to replace Heartland Advisors.

     Management of Heartland and Heartland Advisors approached a number of investment advisory firms with experience in the municipal bond markets who may have an interest managing the Heartland Fund. Management identified Ziegler as presenting the most attractive option to the Heartland Fund shareholders. Ziegler is a long-standing firm based in Wisconsin with a strong reputation in the municipal bond markets through its investment banking, underwriting, research and asset management business. In particular, Ziegler has significant breadth and depth to its municipal bond credit research capabilities and has been well-regarded as a lead municipal bond underwriter in Wisconsin and the Midwest for many years. Ziegler also had been serving as the investment adviser, distributor and administrator for the North Track Fund and the other funds in the North Track family, which has established its experience in the fund business as well.

     Heartland and Heartland Advisors shared preliminary information about the Heartland Fund with North Track and Ziegler in April through June, 2002 and discussed possible terms for a transaction. Heartland Advisors recommended that the Heartland Fund be merged with the North Track Fund. North Track and

Ziegler expressed interest in entering into a transaction involving the Heartland Fund and outlined basic terms. The parties conducted their respective due diligence in June and July 2002.

         The parties then proposed and negotiated the terms of the Agreement and drafted the Registration Statement, including this Proxy Statement/Prospectus.

         The Heartland Board of Directors specifically discussed the possibility of a transaction between the Heartland Fund and the North Track Fund on April 24, 2002, and considered and unanimously approved the Agreement and the Reorganization on July 30, 2002. Prior to that meeting, the Heartland Board received a binder of materials about North Track, Ziegler, the North Track Fund and the Reorganization, as well as drafts of the Agreement and this Proxy Statement/Prospectus. At the meeting, the Heartland Board reviewed and discussed the information they had received, heard a presentation from and made inquiries of Ziegler personnel regarding the North Track Fund, asked questions of management about the terms of the Reorganization and its benefits to the Heartland Fund shareholders, consulted with legal counsel, and considered alternatives.

         The North Track Board considered and approved the Agreement and the Reorganization at meetings held on July 24 and August 9, 2002 and approved them at the August 9 meeting. The North Track Board determined that the Reorganization was in the best interests of the North Track Fund shareholders. The Reorganization will establish the North Track Fund as the largest double tax-exempt Wisconsin mutual fund which should facilitate further recognition and growth, provide greater portfolio diversification and present the opportunity for lower operating expenses and other economies of scale.

Reasons for the Proposed Reorganization

         The Board of Directors of Heartland has unanimously determined that the Reorganization is in the best interests of the shareholders of the Heartland Fund. In reaching such conclusion, the Heartland Board considered the following factors:

                  (1) The fact that the two Funds have identical investment objectives and very similar principal strategies and investment restrictions, and the historical composition of the North Track Fund's investment portfolio, including its overall credit quality, diversification and absence of securities subject to alternative minimum taxes;

                  (2) The reputation, experience and quality of investment personnel of Ziegler, the North Track Fund's investment adviser, in the municipal bond markets;

                  (3) The distribution capabilities of Ziegler and its anticipated ability to increase the size of the North Track Fund following the Reorganization through new sales of shares;

                  (4) The historical performance of the North Track Fund and the fact that its average annual total returns both before and after taxes, excluding the applicable sales charge, and year-by-year returns have been comparable to those of the Heartland Fund;

                  (5) The management fees and annual operating expenses of each Fund, including the facts that the management fees paid by the North Track Fund are less than those paid by the Heartland Fund and the annual operating expenses of the North Track Fund (excluding the 12b-1 fee) are less than those of the Heartland Fund despite the North Track Fund being smaller than the Heartland Fund, although including the 12b-1 fee the annual operating expenses of the North Track Fund are higher than those of the Heartland Fund.

                  (6) North Track's estimate that the pro forma annual operating expenses of the North Track Fund (giving effect to the Reorganization) would be 1.02% of average daily net assets, and the commitment of Ziegler to waive its fees and/or reimburse fund expenses for a period of one year following the Reorganization so that the North Track Fund's annual operating expenses do not exceed 1.00%;

                  (7) The terms of the Agreement, including the structure of the Reorganization to be tax-free to the Heartland Fund shareholders and the fact that no sales charge will be imposed on the North Track Fund shares issued in the Reorganization;

                  (8) North Track's agreement to waive the front-end sales charge on purchases made after the Reorganization by the Heartland Fund shareholders who become North Track Fund shareholders of additional shares of the North Track Fund and on exchanges they make after the Reorganization of their North Track Fund shares for Class A shares of any other mutual fund series of North Track;

                  (9) The broad array of mutual fund series offered by North Track and the services generally available to North Track investors, including Heartland Fund shareholders who become shareholders of the North Track Fund; and

                  (10) The potential benefits and detriments to the Heartland Fund's shareholders, and viability of alternatives to the Reorganization, including continuing the status quo with Heartland Advisors as the Heartland Fund's adviser, operating the Fund with another investment adviser or sub-adviser with sufficient experience in the state municipal bond market, or attracting another Wisconsin municipal bond fund to acquire the Fund.

         The unanimous decision by the Heartland Board of Directors to approve the Agreement and recommend that the shareholders of the Heartland Fund vote in favor of the Reorganization was made primarily because the Reorganization would be a means of combining the Heartland Fund with a fund having an identical investment objective and very similar principal strategies to those of the Heartland Fund and having as its investment adviser a firm with considerable experience and depth of personnel in the municipal bond markets and the capabilities of managing a larger combined Fund. The historical performance of the North Track Fund and the credit quality of the securities in its portfolio gave the Heartland Board further confidence in Ziegler's investment skill. Moreover, Ziegler's one-year commitment to cap the annual operating expenses of the North Track Fund at ratios close to those currently in effect for the Heartland Fund, and North Track's waiver of the front-end sales charge for purchases by the Heartland Fund shareholders of shares of the North Track Fund addressed the Board's concern that the Heartland Fund shareholders would have to pay more to continue and add to their double tax-free investment after the Reorganization. The Board further believed that the larger aggregate net assets of the combined Fund may enable shareholders to benefit from economies of scale by spreading certain fixed expenses over a larger asset base and potentially resulting in a lower overall expense ratio if the North Track Fund continues to grow. The Board concluded that the Reorganization is superior to all other alternatives reasonably available.

Federal Tax Considerations

         The Reorganization is conditional upon receipt by Heartland and North Track of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

         The opinion is based on the current provisions of the Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular holders, including holders that are subject to special rule such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

         In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the Heartland Fund and the North Track Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Heartland Fund upon the transfer of substantially all of its assets to the North Track Fund in exchange solely for Class A shares of the North Track Fund and the assumption by the North Track Fund of certain of the Heartland Fund's liabilities; (iii) no gain or loss will be recognized by the North Track Fund upon its receipt of substantially all of the assets of the Heartland Fund in exchange solely for Class A shares of the North Track Fund or upon its assumption of certain of the Heartland Fund's liabilities; (iv) no gain or loss will be recognized by the Heartland Fund or the North Track Fund on the distribution to the Heartland Fund shareholders of the Class A shares of the North Track Fund received by the Heartland Fund in the Reorganization; (v) no gain or loss will be recognized by any shareholder of the Heartland Fund upon the liquidation of the Heartland Fund and the related surrender of their shares of the Heartland Fund in exchange for shares of the North Track Fund; (vi) the tax basis of the shares of the North Track Fund to be received by a shareholder of the Heartland Fund will be the same as the tax basis of the shares of the Heartland Fund surrendered in the Reorganization; (vii) the holding period of the shares of the North Track Fund to be received by a shareholder of the Heartland Fund will include the holding period for which such shareholder held the shares of the Heartland Fund exchanged therefore, provided that such shares of the Heartland Fund are a capital asset in the hands of such shareholder as of the Closing; (viii) the North Track Fund's basis in the assets acquired from the Heartland Fund will be the same as the basis of such assets in the hands of the Heartland Fund immediately prior to the Reorganization; (ix) the holding period of the assets of the Heartland Fund in the hands of the North Track Fund will include the period during which such assets were being held by the Heartland Fund; and (x) the North Track Fund will succeed to and take into account as of the Closing Date the items of the Heartland Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

         The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of the Heartland Fund. Heartland Fund shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

        DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

North Track Fund

         The North Track Fund is a separate, non-diversified series of North Track, a diversified, open-end management investment company organized as a corporation under the laws of the State of Maryland. The authorized capital stock of North Track consists of 10,000,000,000 shares of common stock, par value $.001 per share, of which 50,000,000 Class A shares are authorized for issuance by the North Track Fund. Shares of North Track are currently divided into nine mutual fund series (including the North Track Fund), each with distinct investment objectives, policies and strategies. Shares of each series are further divided into classes; which differ by their sales load and 12b-1 fee structure. The North Track Fund currently has one class of shares (Class A shares). The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         The separate classes of shares within the mutual fund series of North Track have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder serving expenses and may have its own sales load structure. At the discretion of the Board, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts or if one class receives services of a different kind or to a different degree than another class within each fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the fund.

         Each share of the North Track Fund, when issued and fully paid for, is duly authorized, validly issued, fully paid and non-assessable. Shares are redeemable and exchangeable as described in the North Track Fund Prospectus and SAI. Shares have no preference, pre-emptive, subscription or conversion rights.

         Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders. All shares vote together on matters that affect all shareholders uniformly, such as the election of directors. On matters affecting a particular fund (such as approval of advisory contracts and changes in fundamental investment policies), a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares, a separate vote by the shareholders of that class of shares is required.

         As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

Heartland Fund

         The Heartland Fund is a separate, non-diversified series of Heartland, a diversified, open-end management investment company organized as a corporation under the laws of the State of Maryland. The authorized capital stock of Heartland consists of 1,000,000,000 shares of common stock, par value $.001 per share, of which 100,000,000 shares are authorized for issuance by the Heartland Fund. Shares of Heartland are currently divided into seven series (including the Heartland Fund), each with distinct investment objectives, policies and strategies, and there is only one class of shares within each series. The Board of Directors of Heartland may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Each share of the Heartland Fund, when issued and fully paid for, is duly authorized, validly issued, fully paid and non-assessable. Shares are redeemable and exchangeable as described in the Heartland Fund Prospectus and SAI. Shares have no preference, pre-emptive, subscription or conversion rights.

         Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders. All shares vote together on matters that affect all shareholders uniformly, such as the election of directors. On matters affecting a particular fund (such as approval of advisory contracts and changes in fundamental investment policies), a separate vote of the shares of that series is required.

         As a Maryland corporation, Heartland is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

                                 CAPITALIZATION

         The following table shows the capitalization of the Heartland Fund and the North Track Fund, respectively, as of June 30, 2002, and the unaudited pro forma capitalization of the Class A shares of the North Track Fund as of that date giving effect to the Reorganization:

                                                                  Pro Forma
                            Heartland Fund   North Track Fund   Combined Fund
                            --------------   ----------------   -------------

Net Assets                    $90,088,137      $54,491,767       $144,579,904

Net Asset Value Per Share        $9.94            $10.17            $10.17

Shares Outstanding             9,060,094        5,326,145         14,183,833

                            OWNERSHIP OF FUND SHARES

North Track Fund

         As of June 30, 2002, no person was known to own of record or beneficially 5% or more of the outstanding shares of the North Track Fund. The North Track Fund is not "controlled" (as defined in the 1940 Act) by any person.

         To the knowledge of North Track, the beneficial ownership of shares of the North Track Fund by the officers and directors of North Track as a group constituted less than 1% of the outstanding shares of the North Track Fund.

Heartland Fund

         As of June 30, 2002, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Heartland Fund, other than as set forth below:

Holder                            No. of Shares    Percentage of Fund Owned
------                            -------------    ------------------------
Charles Schwab & Co., Inc.         683,844.252               7.6%
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-41222

         The Heartland Fund is not "controlled" (as defined in the 1940 Act) by any person.

         To the knowledge of Heartland, the beneficial ownership of shares of the Heartland Fund by the officers and directors of Heartland as a group constituted less than 1% of the outstanding shares of the Heartland Fund.

                               VOTING INFORMATION

         Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Heartland or by officers and employees of Heartland Advisors, as well as by officers and employees of North Track or Ziegler. Heartland may also engage an outside proxy solicitation firm (D.F. King) to solicit proxies at a fee of $_________. Upon request, the Heartland Fund will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. It is estimated that the total expenses to be incurred by the Heartland Fund (including the fees of the proxy solicitation firm) in connection with the Reorganization will be approximately $100,000. However, Heartland Advisors has agreed to pay all such expenses.

         Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Heartland or by executing and delivering a later dated proxy to Heartland or by attending the Meeting in person to vote the shares of the Heartland Fund held by such shareholder.

         Heartland has also arranged to have votes recorded by telephone. Estimates for expenses incurred in connection with telephone voting are included within the estimate of Reorganization expenses discussed above. If votes are recorded by telephone, Heartland will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked.

         The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all Heartland Fund shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

         Approval of the Agreement and the Reorganization contemplated thereby requires the affirmative vote of "a majority of the outstanding voting securities" of the Heartland Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the Heartland Fund's shares present at the Meeting, if shareholders who are the owners of more than 50% of the Heartland Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the Heartland Fund's outstanding shares. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Agreement. The shareholders of the other mutual fund series of Heartland are not entitled or being asked to vote on the Agreement.

         In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting in order to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

         Shareholders of record of the Heartland Fund at the close of business on ____________, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of ______________ shares of the Heartland Fund outstanding.

         Under Maryland law, shareholders of the Heartland Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Agreement. However, shareholders may redeem their shares of the Heartland Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Heartland Fund Prospectus.

                                  MISCELLANEOUS

Auditors

         Deloitte and Touche LLP serves as independent accountants and auditors to the North Track Fund. Deloitte and Touche LLP has no direct or indirect financial interest in North Track or the North Track Fund, except for the fees it receives as auditors and independent public accountants. No representative of Deloitte and Touche LLP is expected to be present at the Meeting. Until July 2002, Arthur Andersen LLP served as independent accountants and auditors to the North Track Fund's financial statements for the year ended December 31, 2001 and for previous years. North Track has not obtained the consent of Arthur

Andersen to use or incorporate by reference its report dated January 18, 2002 related to the financial statements and financial highlights which appear in the North Track Fund's Annual Report to Shareholders. As a result, the shareholders of the Heartland Fund may not sue Arthur Andersen LLP under Section 11 of the Securities Act if the Registration Statement (of which this Proxy Statement/Prospectus is a part) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         PricewaterhouseCoopers LLP serves as independent accountants and auditors to the Heartland Fund. PricewaterhouseCoopers LLP has no direct or indirect financial interest in Heartland or the Heartland Fund, except for the fees it receives in its capacity as auditors and accountants.

Interests of Experts and Counsel

         No expert or counsel named herein has a substantial interest in Heartland, North Track, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

Other Matters

         The Board of Directors of Heartland has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of Heartland wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of Heartland, 789 North Water Street, Milwaukee, Wisconsin 53202.

Available Information

         North Track has filed with the Commission a Registration Statement with respect to the shares of the North Track Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Commission's regional offices at 233 Broadway, New York, New York 10279, and 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

         In addition to the above, the North Track Fund and the Heartland Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the North Track Fund and the Heartland Fund which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the above addresses. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Web site at http:\\www.sec.gov that will contain certain other publicly available documents about North Track, the North Track Fund, Heartland and the Heartland Fund.

         No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by North Track or Heartland. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make the offer in that state or jurisdiction.

                                                                      Appendix A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 14th day of August, 2002, by and between Heartland Group, Inc., a Maryland corporation ("Heartland"), on behalf of the Heartland Wisconsin Tax Free Fund (the "Heartland Fund"), and North Track Funds, Inc., a Maryland corporation ("North Track"), acting on behalf of the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund").

                                 R E C I T A L S

     WHEREAS, Heartland is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of seven separate series or investment portfolios, including the Heartland Fund;

     WHEREAS, North Track is registered with the SEC as an open-end management investment company under the 1940 Act, currently consisting of nine separate series or investment portfolios, including the North Track Fund;

     WHEREAS, the Boards of Directors of Heartland and North Track have each approved this Agreement and the Reorganization;

     WHEREAS, the Heartland Fund and the North Track Fund have similar investment objectives and principal strategies;

     WHEREAS, the parties desire to provide for the reorganization of the Heartland Fund through the acquisition by North Track on behalf of the North Track Fund of substantially all of the property, assets and goodwill of the Heartland Fund and the assumption by North Track on behalf of the North Track Fund of the stated and other ordinary operating liabilities of the Heartland Fund in exchange for Class A shares of common stock of the North Track Fund; the distribution of such shares of the North Track Fund to the shareholders of the Heartland Fund according to their respective ownership interests; and the liquidation of the Heartland Fund as soon as practicable thereafter; and

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. Definitions

         For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

            1.1 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

            1.2 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

            1.3 "Closing" means the closing of the Reorganization and the other transactions contemplated by this Agreement as defined in Section 3 of this Agreement.

            1.4 "Closing Date" means November 1, 2002, or such other date as the parties may mutually determine in writing, provided that all of the conditions precedent to Closing have then been satisfied (or waived).

            1.5  "Code" means the Internal Revenue Code of 1986, as amended.

            1.6 "Custodian" means Union Bank of California, acting in its capacity as custodian for the assets of the North Track Fund, including the assets of the Heartland Fund being transferred to the North Track Fund.

            1.7  "Effective Time" means 5:00 p.m. Central Time on the Closing
Date.

            1.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations adopted thereunder by the SEC.

            1.9  "Excluded Assets" shall have the meaning set forth in Section
2.4 of this Agreement.

            1.10 "Excluded Liabilities" shall have the meaning set forth in
Section 2.4 of this Agreement.

            1.11 "Heartland" means Heartland Group, Inc., a Maryland corporation.

            1.12 "Heartland Advisors" means Heartland Advisors, Inc., the investment advisor to the Heartland Fund.

            1.13 "Heartland Fund" means the Heartland Wisconsin Tax Free Fund, a designated series or investment portfolio of Heartland.

            1.14 "Heartland Fund Assets" means the portfolio securities, cash, cash equivalents, dividend and interest receivables, and other properties, rights and assets owned by the Heartland Fund as of the close of business on the Closing Date.

            1.15 "Heartland Fund Liabilities" means all of the contractual and other ordinary course liabilities (and in no event contingent liabilities) of the Heartland Fund shown on an itemized list in accordance with Section 2.8 hereof that (a) are either reflected in the calculation of the net asset value of the Heartland Fund as of the close of business on the Closing Date or (b) constitute ordinary operating liabilities of the Heartland Fund (including without limitation securities transactions subject to settlement) that are not required under generally accepted accounting principles to be included in the calculation of the Heartland Fund's net asset value, and only such liabilities.

            1.16 "Heartland Fund Regulatory Approvals" shall have the meaning set forth in Section 5.12 of this Agreement.

            1.17 "Heartland Fund Shareholders" means the holders of record of the issued and outstanding shares of common stock of the Heartland Fund as of the close of business on the Closing Date.

            1.18 "Heartland Fund Shareholder Meeting" means a meeting of the shareholders of the Heartland Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of Heartland to consider and vote upon the approval of this Agreement and the Reorganization contemplated hereby.

            1.19 "Heartland Fund Shares" means the issued and outstanding shares of common stock of the Heartland Fund.

            1.20 "Heartland Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated May 1, 2002 (as may be supplemented hereafter), of Heartland relating to the Heartland Fund.

            1.21 "1940 Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

            1.22 "North Track" means North Track Funds, Inc., a Maryland corporation.

          1.23 "North Track Fund" means the North Track Wisconsin Tax-Exempt Fund, a designated series or investment portfolio of North Track.

          1.24 "North Track Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated May 1, 2002 (as may be supplemented hereafter), of North Track relating to the North Track Fund.

          1.25 "North Track Fund Regulatory Approvals" shall have the meaning set forth in Section 6.10 of this Agreement.

          1.26 "North Track Fund Shares" means the Class A shares of common stock, par value $.001 per share, of the North Track Fund to be issued pursuant to this Agreement, as described in Section 2.1 hereof.

          1.27 "PFPC" shall have the meaning specified in Section 2.7 of this Agreement.

          1.28 "Proxy Materials" shall have the meaning set forth in Section 4.1 of this Agreement.

          1.29 "Registration Statement" shall have the meaning set forth in
Section 4.1 of this Agreement.

          1.30 "Reorganization" means the transactions described in and contemplated by this Agreement, including the transfer of the Heartland Fund Assets (other than the Excluded Assets) and the Heartland Fund Liabilities to the North Track Fund in exchange for, and against delivery to the Heartland Fund, of North Track Fund Shares and the distribution of the North Track Fund Shares to the Heartland Fund Shareholders in liquidation of the Heartland Fund.

          1.31 "Required Heartland Fund Shareholder Vote" shall have the meaning specified in Section 7.4 of this Agreement.

          1.32 "SEC" means the United States Securities and Exchange Commission.

          1.33 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted thereunder by the SEC.

          1.34 "Ziegler" means B.C. Ziegler and Company, the investment adviser to the North Track Fund.

     2.   Reorganization of the Heartland Fund

          2.1 Transfer of Heartland Fund Assets; Assumption of the Heartland Fund Liabilities; Issuance of North Track Fund Shares. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, at the Effective Time, Heartland on behalf of the Heartland Fund agrees to sell, convey, transfer and deliver all of the Heartland Fund Assets (except the Excluded Assets) to the Custodian on behalf of the North Track Fund in consideration of, in exchange for, and against delivery to the Heartland Fund of, that number of North Track Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the Heartland Fund Assets (exclusive of the Excluded Assets), net of the Heartland Fund Liabilities, all determined as provided in Section 2.2 of this Agreement. As of the Effective Time and upon delivery of such assets to the Custodian, the North Track Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges or encumbrances of any and every kind. Moreover, at the Effective Time, Heartland on behalf of the Heartland Fund agrees to transfer the Heartland Fund Liabilities to the North Track Fund, and the North Track Fund agrees to assume all such liabilities and discharge them in accordance with their terms. Immediately following receipt of the North Track Fund Shares, the Heartland Fund shall distribute such shares to the Heartland Fund Shareholders in liquidation of the Heartland Fund.

          2.2 Computation of Net Asset Value.

              (a) When Determined. The net asset value of the North Track Fund Shares and the value of the Heartland Fund Assets and the Heartland Fund Liabilities shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

              (b) Valuations. The net asset value of the North Track Fund Shares shall be computed in accordance with the practices and procedures of the North Track Fund described in the North Track Prospectus/SAI. The value of the Heartland Fund Assets shall be computed in accordance with the practices and procedures of the North Track Fund described in the North Track Prospectus/SAI; provided, however, that such computation is consistent with the practices and policies of the Heartland Fund and in the event of any inconsistency the parties hereto shall confer and mutually agree on the valuation. The value of the Heartland Fund Liabilities shall be equal to the aggregate amounts of the liabilities that are to be reflected on a balance sheet for the Heartland Fund and included in the computation of the Heartland Fund's net asset value as of the close of business on the Closing Date in accordance with generally accepted accounting principles; ordinary operating liabilities that are not required under generally accepted accounting principles to be included in the computation of the Heartland Fund's net asset value shall have no value. The stock transfer books of the Heartland Fund shall be permanently closed as of the close of business on the Closing Date, and only purchase orders and requests for the redemption of shares of the Heartland Fund received in proper form prior to the close of business on the New York Stock Exchange on the Closing Date shall be accepted by the Heartland Fund. Purchase orders and redemption requests received thereafter shall be deemed to be purchase and redemption requests for the North Track Fund (assuming that the transactions contemplated by this Agreement have been consummated).

          (c) North Track Fund Shares. The number of Class A shares of the North Track Fund (including fractional shares, if any) to be issued to the Heartland Fund shall be determined by dividing the aggregate value of the Heartland Fund Assets (net of the Excluded Assets), less the Heartland Fund Liabilities, determined in accordance with Section 2.2(b) hereof, by the net asset value per North Track Fund Class A share, determined in accordance with Section 2.2(b) hereof.

          (d) Computations. All computations of value of the North Track Fund Shares and the Heartland Fund Assets and Heartland Fund Liabilities, in accordance with Section 2.2(a), shall be made by Ziegler (or such other person as is responsible for regularly pricing the North Track Fund's portfolio securities). North Track shall cause Ziegler (or such other person) to deliver to Heartland a copy of its valuation report at or prior to the Closing. Securities for which market quotes are not available shall be valued by an independent third party mutually agreed to by North Track and Heartland.

          (e) Shadow Valuation. Promptly following the date of this Agreement, Heartland and North Track shall each cause a valuation of the Heartland Fund Assets to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 30 days after the date of this Agreement. This shadow pricing procedure shall be repeated as of the close of business on a mutually acceptable date which is not more than 10 days prior to the Closing Date.

     2.3  List of Assets.

          (a) The Heartland Fund Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables, owned by the Heartland Fund and shown as an asset on the Heartland Fund's books as of the close of business on the Closing Date.

          (b) Promptly following the signing of this Agreement, the Heartland Fund will provide the North Track Fund and the Custodian with a list of its assets as of a date agreed upon by the parties. On the Closing Date, the Heartland Fund will provide the North Track Fund with a list of the Heartland Fund Assets.

     2.4 Excluded Assets; Excluded Liabilities. There shall be deducted from the assets of the Heartland Fund described in Section 2.3 to be transferred to the North Track Fund all cash, cash equivalents and securities in an amount estimated by Heartland (the "Excluded Assets") to be sufficient to pay all liabilities of the Heartland Fund that have accrued, but remain unpaid, as of the close of business on the Closing Date and that are not included in the Heartland Fund Liabilities being assumed by North Track on behalf of the North Track Fund (the "Excluded Liabilities"), including, without limitation, amounts owed or to be owed to any Heartland Fund Shareholder, including declared, but unpaid, dividends and capital gains distributions.

          2.5 Declaration of Dividends and Capital Gain Distributions by the Heartland Fund. On or prior to the Closing Date, the Heartland Fund will declare a dividend to shareholders of record of the Heartland Fund as of or prior to the Closing Date so that, for the short taxable year of the Heartland Fund ending on the date on which the Heartland Fund is completely dissolved and discontinued, the Heartland Fund will have declared an aggregate amount of dividends which:
(a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and
(b) is sufficient to avoid any excise tax on the Heartland Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared, but have not been paid, on or before such Closing Date are in fact paid by the Heartland Fund prior to the end of such calendar year to the shareholders of the Heartland Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

          2.6 Liquidation. On the Closing Date, the Heartland Fund shall be liquidated and Heartland shall pay or make provisions for all of the Excluded Liabilities, and distribute in liquidation all remaining assets, including the North Track Fund Shares r ceived by it in the Reorganization and the balance, if any, of the Excluded Assets, pro rata to the Heartland Fund Shareholders in accordance with their ownership of shares of the Heartland Fund.

          2.7 Issuance of North Track Fund Shares. On the Closing Date, Heartland shall instruct PFPC Global Fund Services ("PFPC"), the transfer agent of the North Track Fund, to record on the books and records of the North Track Fund the interest of each of the Heartland Fund Shareholders in the North Track Fund Shares, in accordance with their pro rata interest in shares of the Heartland Fund in the name of such Heartland Fund Shareholder. Upon dissolution of the Heartland Fund, all Heartland Fund Shares then issued and outstanding shall thereupon be cancelled on the books of Heartland. North Track or PFPC shall forward a confirmation to each of the Heartland Fund Shareholders of their ownership of the North Track Fund Shares.

          2.8 Liabilities and Expenses. An unaudited Statement of Assets and Liabilities of the Heartland Fund, together with an itemized list of the Heartland Fund Liabilities reflected thereon, will be prepared by the Treasurer of Heartland and delivered to North Track on the Closing Date. The Statement of

Assets and Liabilities of the Heartland Fund will be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period (except for year-end adjustments and notes thereto). The North Track Fund shall assume the Heartland Fund Liabilities only to the extent shown on the itemized list described above, and discharge them when and as they are due or otherwise in accordance with their terms. The Heartland Fund Liabilities shall not include any accounts payable, taxes and other accrued and unpaid expenses, if any, incurred by the Heartland Fund in connection with this Agreement or estimated to be incurred after the Closing Date in connection with winding up the affairs of, and dissolving, the Heartland Fund. For the avoidance of doubt, Heartland Fund shall be responsible for any and all liabilities of the Heartland Fund not shown on the itemized list of Heartland Fund Liabilities delivered at Closing and reflected in the calculation of net asset values of the Heartland Fund as of the Closing (other than ordinary operating liabilities of the Heartland Fund that are not required under generally accepted accounting principles to be included in the calculation of the net asset value of the Heartland Fund). This covenant and agreement of the parties with respect to their respective responsibility for liabilities of the Heartland Fund contemplates performance by the parties after the Closing Date.

          2.9 Termination, Winding Up. After the Closing, the Heartland Fund shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the Heartland Fund shall be liquidated and shall cease to be a designated series of Heartland under Maryland law.

     3.   Closing

          3.1 Closing Date. The closing of the Reorganization (the "Closing") shall take place at the Effective Time. The Closing Date shall take place no later than ten (10) calendar days following approval by Heartland shareholders of this Agreement and the Reorganization and the satisfaction of all conditions precedent to Closing (except those which by their terms can be satisfied only at Closing) or such other time as may be agreed to by North Track and Heartland in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time on the Closing Date unless otherwise provided herein.

             3.2 Portfolio Securities. Portfolio securities held by the Heartland Fund and represented by a certificate or written instrument shall be presented by it or on its behalf to the Custodian for examination no later than one business day preceding the Closing Date. Such portfolio securities (together with any cash or other assets) to be transferred to the North Track Fund pursuant to Section 2.1 hereof shall be delivered by the Heartland Fund to the Custodian at or prior to the Effective Time in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. Portfolio securities and instruments deposited with securities depositories, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Effective Time by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a federal funds wire, pursuant to the instructions provided prior to the Closing Date by North Track or the Custodian.

             3.3 Postponement of Valuation. In the event that on the Closing Date it is impracticable for the net assets of the North Track Fund or the Heartland Fund to be fairly valued in the judgment of either North Track or Heartland, as the case may be, the Closing Date shall be postponed until the first business day after the day when it is practicable for the net assets of the North Track Fund and the Heartland Fund to be fairly valued in the judgment of both North Track and Heartland. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Closing Date.

             3.4 The Heartland Fund Shareholders. Heartland shall deliver to North Track (a) at the Closing, a list, certified by the Heartland Fund's transfer agent, of the names, addresses and taxpayer identification numbers of the Heartland Fund Shareholders of record and the record number of outstanding Heartland Fund Shares owned by each shareholder, all as of the close of business on the Closing Date (after giving effect to the payment of dividends and any reinvestment of such dividends, described in Section 2.5 of this Agreement), and
(b) as soon as practicable (and in any event within 90 days) after the Closing all records (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Heartland Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. North Track shall cause PFPC to issue and deliver to Heartland Fund Shareholders a confirmation evidencing delivery of North Track Fund Shares to be credited on the Closing Date to the Heartland Fund Shareholders as provided in Section 2.7 of this Agreement. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

         4.  Covenants

             4.1 Registration Statement. Heartland will prepare and North Track will file with the SEC a registration statement on Form N-14 under the Securities Act, relating to the North Track Fund Shares to be issued to the Heartland Fund shareholders pursuant to the Reorganization ("Registration Statement"). The Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") that comply in all material respects with the applicable provisions of Section 14(a) of the Exchange Act, Section 20(a) of the 1940 Act and Section 6 of the Securities Act. North Track will assist Heartland with the preparation of, and will be entitled to review and revise, the Registration Statement and the Proxy Materials included therein. North Track will further provide Heartland with such other information and documents relating to North Track, Ziegler and the North Track Fund as are reasonably necessary for the preparation of the Registration Statement and the Proxy Materials.

             4.2 Shareholders Meeting. Heartland will call a meeting of shareholders of the Heartland Fund to consider and act upon this Agreement and take all other action necessary to obtain approval of the Reorganization contemplated hereby. Heartland will prepare, with assistance from North Track, the Proxy Materials to be used in connection with such meeting, and North Track will furnish Heartland with sufficient copies of the current effective prospectus and annual and semi-annual reports for the North Track Fund for inclusion in or with the Proxy Materials and with such other information relating to the North Track Fund as is reasonably necessary for the preparation and distribution of the Proxy Materials. Promptly following the effective date of the Registration Statement, Heartland will mail to each shareholder of record of the Heartland Fund entitled to vote at the Heartland Fund Shareholder Meeting the Proxy Materials (other than the statement of additional information). Heartland will use its best efforts to obtain shareholder and director consent to the Reorganization and will notify North Track promptly in the event that it becomes reasonably likely that the required consents will not be obtained, or that the Reorganization will otherwise not proceed.

             4.3 Shareholder Information. Prior to the Closing Date, Heartland will provide North Track with such information as North Track reasonably requests concerning the beneficial ownership of the shares of the Heartland Fund.

             4.4 Cooperation. Subject to the provisions of this Agreement, North Track and Heartland will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization contemplated by this Agreement.

             4.5 Final Tax Returns. After the Closing Date, Heartland shall prepare and file all federal and other tax returns and reports of the Heartland Fund required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed and, promptly thereafter, shall deliver copies of the same to North Track.

             4.6 Authorizations to Continue the North Track Fund. North Track agrees to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate to enable it to continue its operations and the operations of the North Track Fund after the Closing Date.

             4.7 Right to Inspect the Books and Records. Until the Closing Date:

                 (a) North Track and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent that North Track reasonably deems appropriate, to examine the books and records of the Heartland Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as North Track may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections will not interfere with the conduct of the Heartland Fund's business.

                 (b) North Track shall make available to Heartland and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent Heartland reasonably deems appropriate, to examine the books and records of the North Track Fund, and to make such investigations and other inspections in such manner as Heartland may reasonably deem necessary, provided that such examination, investigations and inspections shall not interfere with the conduct of the North Track Fund's business.

         5. Representations and Warranties of Heartland

         Heartland, on behalf of the Heartland Fund, represents and warrants to North Track as follows:

             5.1 Capitalization; Heartland Fund Shares. The capitalization of Heartland consists of 1,000,000,000 shares of capital stock, par value $.001 per share, currently divided into seven separate series and offering one class of shares within each series. The Heartland Fund is a separate series of Heartland and has a total of 100,000,000 shares authorized for issuance. All issued and outstanding shares of the Heartland Fund are, and at the Closing Date will be, duly and validly issued, fully paid, non-assessable, fully transferable and entitled to full voting rights, and duly registered with the SEC and duly registered or qualified for sale pursuant to the blue sky laws of each state in which offers and sales have been made, except where exempt from state registration or qualification requirements. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders of record provided to the North Track Fund pursuant to Section 3.4 hereof. The Heartland Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

             5.2 Title. The Heartland Fund has, and at the Closing Date will have, good and marketable title to the Heartland Fund Assets, subject to no liens, security interests, pledges or other encumbrances of any kind, and full right, power and authority to sell, convey, assign, deliver and otherwise transfer the Heartland Fund Assets hereunder, and upon delivery and payment for the Heartland Fund Assets, the North Track Fund will acquire clear title thereto, subject to no legal restrictions on the full transfer thereof, other than such restrictions as might arise under the Securities Act. No financing statement covering all or any portion of assets and naming the Heartland Fund, as debtor, has been filed in any public office, and the Heartland Fund has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Heartland Fund Assets.

             5.3 No Distribution. The Heartland Fund is not acquiring the North Track Fund Shares for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

             5.4 Authority.

                 (a) Heartland has the full legal power and authority to enter into and perform this Agreement, and, except for obtaining the requisite approval of the Heartland Fund's shareholders as described in Section 7.4 hereof, the execution, delivery and performance of this Agreement and the consummation of the Reorganization in accordance with its terms have been duly and validly authorized and will not violate any provision of law, or the articles of incorporation or bylaws of Heartland, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Heartland Fund and required in order for the North Track Fund to carry on the business of the Heartland Fund following the Closing, or result, or with the passage of time will result, in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any court order, judgment, decree, order or any indenture, license, permit, authorization, contract or other instrument to which Heartland is a party or by which any of its properties may be bound, which would have a material adverse effect on the Heartland Fund Assets or the business of the Heartland Fund or on the ability of the parties hereto to consummate the Reorganization. Heartland agrees to obtain, prior to the Closing Date, all consents, approvals, authorizations or orders of any kind, which shall be required to transfer to the

North Track Fund the Heartland Fund Assets and the Heartland Fund Liabilities and to consummate the Reorganization.

                 (b) The Board of Directors of Heartland has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby and, when executed and delivered and approved by the requisite number of shareholders of the Heartland Fund as described in Section 7.4 hereof, this Agreement will constitute the legal, valid and binding obligation of Heartland, enforceable against Heartland in accordance with its terms.

             5.5 Organization and Qualification of Heartland and the Heartland Fund. Heartland is duly organized and validly existing as a corporation in good standing under the laws of Maryland, has full corporate power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Heartland Fund is a duly designated series of capital stock of Heartland.

             5.6 Operations. Since December 31, 2001, there has not been any material adverse change in the business, operations, financial position or assets of the Heartland Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of such assets), and the business of the Heartland Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all federal and state laws. Furthermore, between the date of this Agreement and the Effective Time, Heartland will continue to operate the business of the Heartland Fund as it is presently conducted.

             5.7 Material Agreements. Heartland has delivered or made available to North Track complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Heartland Fund, each of which is in effect and valid and enforceable against the Heartland Fund and, to the knowledge of Heartland, is valid and enforceable against the other party in accordance with its terms.

             5.8 Third Party Consents. Except for obtaining the Required Heartland Fund Shareholder Vote, there are no approvals or consents of any third parties necessary or required for Heartland validly and legally to enter into this Agreement and to perform its obligations hereunder.

             5.9 Certain SEC Filings, Materials and Financial Statements.

                 (a) All proxy statements, registration statements, prospectuses, supplements, statements of additional information, reports, documents or other materials relating to the Heartland Fund filed by or on behalf of the Heartland Fund with the SEC on or after May 1, 2001 (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the 1940 Act, the Exchange Act and the rules and regulations under each of them, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (b) The audited annual and unaudited interim financial statements listed on Schedule 5.9(b) attached hereto with respect to the Heartland Fund for all such periods on or after January 1, 2000 have been prepared in accordance with generally accepted accounting principles and present fairly in all material respects the Heartland Fund's financial position as of the relevant dates described therein and results of its operations and changes in its net assets for the periods described therein.

                5.10 Absence of Certain Changes. Since January 1, 2002: (a) there has been no material adverse change in the financial condition, results of operation, business, assets or liabilities of the Heartland Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Heartland Fund) or the status of the Heartland Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Heartland Fund having a material adverse effect on the financial condition or results of operations of the Heartland Fund, nor any resignation of the independent certified public accountants and auditors of the Heartland Fund due to a conflict or disagreement with management of the Heartland Fund or otherwise.

                5.11 Litigation. No litigation, claim, action or proceeding or, to the knowledge of Heartland, investigation, examination or audit, at law or in equity or before any federal, state or other governmental department, commission, bureau, board, agency or instrumentality (including, without limitation, any voluntary or involuntary proceedings under the Bankruptcy Code or any action, suit, proceeding or investigation under any federal or state securities law, rule or regulation) is pending or, to the knowledge of Heartland, is threatened, in which the Heartland Fund or any officer, director or employee of Heartland is involved or otherwise in connection with the business, affairs, properties or assets of the Heartland Fund, which seeks to (or if adversely determined would) call into question the validity or hinder the enforceability or performance of this Agreement and the transactions contemplated hereby, or which, if adversely determined, could reasonably be expected to have a material adverse effect on the Reorganization or on the operations or financial position of the Heartland

Fund. To the knowledge of Heartland, Heartland is not under investigation for violation of any law or regulation related to the business or operations of the Heartland Fund and knows of no facts which would form a reasonable basis for the institution of such proceedings.

                5.12 Regulatory Compliance. Heartland and the Heartland Fund have all licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Heartland Fund's business as presently being conducted and the ownership of its assets ("Heartland Fund Regulatory Approvals"), the lack of which would have a material adverse effect on the Heartland Fund. All such Heartland Fund Regulatory Approvals are in full force and effect, and to the knowledge of Heartland, no suspension or cancellation of any of them is threatened or pending.

                5.13 Proxy Materials. On the effective date of the Registration Statement, at the time of the Heartland Fund Shareholders Meeting (and any adjournment thereof) and on the Closing Date, the information provided by Heartland for inclusion in the Proxy Materials shall be accurate and complete in all material respects, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act and the 1940 Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading; provided, however, that no representation or warranty is made with respect to information provided by Ziegler, North Track or the North Track Fund included in the Proxy Materials.

                5.14 Certain Additional Representations and Warranties as to the Heartland Fund.

                     (a) The investment advisory agreement and underwriting agreement to which Heartland Fund is a party or is subject are and will remain in full force and effect through the Closing Date, and were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                     (b) Heartland Investment Services, LLC ("HIS") is the principal underwriter for the Heartland Fund, and Heartland Advisors is the investment adviser for the Heartland Fund. To the knowledge of Heartland, HIS is and has been duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with such agreement requires such registration or licensing, a member in good standing of the NASD, and a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of Heartland, Heartland Advisors is duly registered as an investment adviser under the Advisers Act.

                     (c) There are no judgments, special consent judgments or SEC orders on or with regard to Heartland or, to the knowledge of Heartland, with regard to its investment adviser, distributor, administrator, transfer agent or custodian currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Heartland Fund as presently conducted. All orders of exemption issued to Heartland or the Heartland Fund by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of Heartland or the Heartland Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Heartland, no such proceeding is contemplated by any such regulatory agency.

                     (d) Heartland is and will continue through the Closing Date to be duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the Heartland Fund, is in material compliance with the 1940 Act, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of Heartland on behalf of the Heartland Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). Heartland on behalf of the Heartland Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report could not reasonably be expected to have a material adverse effect on the Heartland Fund.

                     (e) Shares of the Heartland Fund have been duly authorized for sale and have been and are duly qualified for sale (or exempt from qualification) under the securities laws of all jurisdictions in which shares of the Heartland Fund have been offered or sold.

                     (f) Shares of the Heartland Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, said registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC, and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the

Securities Act and the 1940 Act, and such registration statement, with respect to the Heartland Fund, has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (g) The independent public accountants for the Heartland Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

                     (h) The Heartland Fund has properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the Heartland Fund (whether or not shown on any returns) have been paid. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Heartland Fund have been assessed or proposed and the Heartland Fund is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the Heartland Fund is currently being audited by the Internal Revenue Service or by any state or local tax authority. The reserves and provisions, if any, for taxes on the books of the Heartland Fund are adequate for the payment of all taxes for the purposes and the periods to which they pertain, including through the Effective Time. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Heartland Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence. The Heartland Fund will, at the Closing, satisfy, and consummation of the Reorganization contemplated by this Agreement will not cause it to fail to satisfy for any period ending on or before the Closing Date, the requirements of Subchapter M of the Code.

     6.  Representations and Warranties of North Track

     North Track, on behalf of the North Track Fund, represents and warrants to Heartland as follows:


         6.1 Capitalization; North Track Fund Shares. The capitalization of North Track consists of 10,000,000,000 shares of common stock, $.001 par value, currently divided into nine different series and offering different classes of shares within each series. The North Track Fund has a total of 50,000,000 shares authorized for issuance, consisting of Class A Common Stock. The North Track Fund Shares to be issued and delivered to the Heartland Fund for the account of the Heartland Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid, non-assessable, fully transferable, entitled to full voting rights, duly registered with the SEC pursuant to an effective Registration Statement on Form N-14, and duly registered or qualified for sale pursuant to the blue sky laws of each state where a Heartland Fund Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of North Track Fund will have any preemptive right or right of subscription or purchase in respect of any such North Track Fund Shares.

           6.2 Authority of the North Track Fund.

               (a) North Track has the full legal power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the consummation of the Reorganization in accordance with its terms will not violate any provision of law, articles of incorporation or bylaws of North Track or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the North Track Fund or its business, or result in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment, decree, contract or other instrument to which the North Track Fund is a party or by which any of its properties may be bound, which would have a material adverse effect on the assets of the North Track Fund or the business of the North Track Fund or on the ability of the parties hereto to consummate the Reorganization.

               (b) The Board of Directors of North Track has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby, and when executed and delivered this Agreement will constitute the legal, valid and binding obligation of North Track, enforceable against North Track in accordance with its terms.

           6.3 Organization and Qualification of North Track and the North Track Fund. North Track is duly organized and validly existing as a corporation in good standing under the laws of Maryland, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The North Track Fund is a duly designated series of shares of capital stock of North Track.

           6.4 Operations. Since December 31, 2001, there has not been any material adverse change in the business, operations, financial position or assets of the North Track Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of such assets), and the business of the North Track Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws. Furthermore, between the date hereof and the Effective Time, North Track will continue to operate the business of the North Track Fund as presently conducted, and North Track has no plan or intention to make any significant changes in the business of the North Track Fund following the Effective Time, except as otherwise described in the North Track Prospectus/SAI or the Proxy Materials.

       6.5 Material Agreements. The North Track Fund has delivered or made available to Heartland complete and accurate copies of all material contracts, agreements, understandings or other commitments of the North Track Fund, each of which is in effect and valid and enforceable against the North Track Fund and, to the knowledge of North Track, is valid and enforceable against the other party in accordance with its terms.

       6.6 Third Party Consents. Except for the effectiveness of the Registration Statement and registration with the SEC of the North Track Fund Shares to be issued in the Reorganization, there are no approvals or consents of any third parties necessary or required for North Track validly and legally to enter into this Agreement and to perform its obligations hereunder.

       6.7 Certain SEC Filings, Materials and Financial Statements of the North Track Fund.

           (a) All proxy statements, registration statements, prospectuses, supplements, statements of additional information, reports, documents or other material relating to the North Track Fund, filed with the SEC on or after May 1, 2001 (i) were prepared in all materials respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and the rules and regulations under each of them, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (b) The audited annual and unaudited interim financial statements listed on Schedule 6.7(b) attached hereto with respect to the North Track Fund for all such periods on or after January 1, 2000 were prepared in accordance with generally accepted accounting principles and present fairly in all material respects the North Track Fund's financial position as of the relevant dates described therein and results of its operations and changes in its net assets for the periods described therein. To the knowledge of North Track, there were no contingent or other liabilities of the North Track Fund that were not disclosed therein but that were required to be disclosed therein in accordance with generally accepted accounting principles.

       6.8 Absence of Certain Changes. Since January 1, 2002: (a) there has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the North Track Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the North Track Fund) or the status of the North Track Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the North Track Fund having a material adverse effect on the financial condition or results of operations of the North Track Fund, nor any resignation of the independent certified public accountants and auditors of the North Track Fund due to a conflict or disagreement with management of the North Track Fund or otherwise.

           6.9 Litigation. No litigation, claim, action or proceeding is pending or, to the knowledge of North Track, threatened against or relating to North Track or the North Track Fund or any property or assets held by the North Track Fund, which, if adversely determined, could reasonably be expected to have a material adverse effect on the Reorganization or on the operations or financial position of the North Track Fund. To the knowledge of North Track, North Track is not under investigation for violation of any law or regulation related to the business or operations of the North Track Fund and knows of no facts which would form a reasonable basis for the institution of such proceedings.

           6.10 Regulatory Compliance. North Track and the North Track Fund have all licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the North Track Fund's business as presently conducted and the ownership of its assets ("North Track Fund Regulatory Approvals"), the lack of which would have a material adverse effect on the North Track Fund. All such North Track Fund Regulatory Approvals are in full force and effect, and to the knowledge of North Track, no suspension or cancellation of any of them is threatened or pending.

           6.11 Information in Registration Statement on Form N-14. The Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to information regarding Heartland or the Heartland Fund included in the Proxy Materials.

           6.12 Certain Additional Representations and Warranties as to the North Track Fund.

           (a) The investment advisory agreement, underwriting agreement and distribution plan to which the North Track Fund is a party or is subject are in full force and effect and will remain in full force and effect through the Closing Date, and were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Advisers Act, and the rules and regulations of the NASD.

           (b) Ziegler is the principal underwriter and investment advisor for the North Track Fund. To the knowledge of North Track, Ziegler is and has been
(i) duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with such agreement requires such registration or licensing, (ii) a member in good standing of the NASD, (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member; and (iv) duly registered as an investment adviser under the Advisers Act.

           (c) There are no judgments, special consent judgments or SEC orders on or with regard to North Track or the North Track Fund or, to the knowledge of North Track, with regard to its adviser, distributor, administrator, transfer agent or custodian, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the North Track Fund as presently conducted. All orders of exemption issued to North Track or the North Track Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of North Track or the North Track Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of North Track, no such proceeding is contemplated by any such regulatory agency.

           (d) North Track is, and will continue to be through the Closing Date, duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the North Track Fund, is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of North Track on behalf of the North Track Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). North Track on behalf of the North Track Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report could not reasonably be expected to have a material adverse effect on the North Track Fund.

           (e) Shares of the North Track Fund have been duly authorized for sale and have been and are duly qualified for sale (or exempt from qualification) under the securities laws of all jurisdictions in which shares of the North Track Fund have been offered or sold.

           (f) Shares of the North Track Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, such registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the North Track Fund, has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (g) The independent public accountants for the North Track Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

           (h) The North Track Fund has and will have on or prior to the Closing Date properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes applicable to it. All taxes, assessments, fees and other governmental charges owed by the North Track Fund (whether or not shown on any returns) have been paid. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the North Track Fund have been assessed or proposed, and the North Track Fund is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the North Track Fund is currently being audited by the Internal Revenue Service or by any state or local tax authorities. The reserves and provisions, if any, for taxes on the books of the North Track Fund are adequate for the payment of all taxes for the purposes and periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the North Track Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, has so qualified during its entire existence and will continue to so qualify after the Closing Date.

       6.13 Representations Regarding the Reorganization.

               (a) North Track has no plan or intention to reacquire any of the shares of the North Track Fund issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of such shares presented for redemption.

               (b) The North Track Fund has no plan or intention to sell or otherwise dispose of any of the Heartland Fund Assets to be acquired in the Reorganization pursuant to Section 2.1 hereof, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

               (c) Following the Reorganization, the North Track Fund will continue the "historic business" of the Heartland Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code).

    7. Conditions Precedent to Obligations of Heartland

       The obligations of Heartland under this Agreement are, at the option of Heartland, subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

           7.1 Accuracy of Representations, Warranties and Covenants. The representations and warranties of North Track set forth in Section 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date. North Track shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. North Track shall have delivered to Heartland a certificate of its President dated as of the Closing Date to the effect set forth in this Section 7.1.

           7.2 No Adverse Changes. There shall have been no material adverse change since the date hereof in the financial condition, business, operations or assets of the North Track Fund (other than those occurring in the ordinary course of business, including without limitation changes in the value of the North Track Fund's assets).

           7.3 Approval of Legal Matters by Counsel. There shall have been furnished to counsel for Heartland, certified copies of such corporate records of North Track relating to the North Track Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for Heartland.

           7.4 Approval by Heartland Fund Shareholders. All necessary approvals of the shareholders of the Heartland Fund with respect to the Reorganization under this Agreement shall have been obtained. The Heartland Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, the Maryland General Corporation Law and the Articles of Incorporation and Bylaws of Heartland, including compliance with the notice and quorum requirements thereunder, and at such meeting this Agreement and the Reorganization contemplated hereby shall have been approved by the affirmative vote of the lesser of: (a) 67% or more of the Heartland Fund shares present at the Heartland Fund Shareholder Meeting and entitled to vote, provided shareholders who are the owners of more than 50% of the Heartland Fund shares outstanding and entitled to vote on this Agreement at the Heartland Fund Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Heartland Fund shares outstanding and entitled to vote on approval of this Agreement at the Heartland Fund Shareholder Meeting (the "Required Heartland Fund Shareholder Vote").

                 7.5 Receipt of Closing Documents. Heartland shall have received all of the closing documents referred to in Section 9.2 hereof.

                 7.6 Registration Statement. The Registration Statement on Form N-14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued, and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

                 7.7 Tax Opinion. Heartland shall have received an opinion from Quarles & Brady LLP (based on such representations from Heartland and North Track as such firm may reasonably request), addressed to Heartland and North Track, which opinion may be relied upon by the shareholders of the Heartland Fund, dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in Exhibit A.

                 7.8 Legal Opinion. Heartland shall have received an opinion from counsel to North Track, dated as of the Closing Date, as to the matters described in Exhibit B. Such counsel shall be entitled to rely on officers' certificates and certificates of public officials in rendering its opinion.

                 7.9 No Adverse Proceedings. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization.

                 7.10 North Track Prospectus/SAI Supplement. North Track shall have filed with the SEC a supplement to the North Track Prospectus/SAI disclosing (a) that Ziegler has agreed, for a period of one year after the Closing Date, to waive fees and/or reimburse expenses so that the annual operating expenses of the North Track Fund do not exceed 1.00% of average daily net assets; (b) that the front-end sales charge will be waived for purchases made by the Heartland Fund Shareholders after the Reorganization of Class A shares of the North Track Fund; and (c) that no front-end sales charge (or load differential) will be imposed on exchanges made by the Heartland Fund Shareholders after the Reorganization of shares of the North Track Fund for Class A shares of any other mutual fund series of North Track.

         8.   Conditions Precedent to Obligations of North Track

         The obligations of North Track under this Agreement are, at its option, subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

              8.1 Accuracy of Representations, Warranties and Covenants. The representations and warranties of Heartland set forth in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date. Heartland shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Heartland shall have delivered to North Track on the Closing Date a certificate of its President or Vice President dated as of the Closing Date to the effect set forth in this Section 8.1.

              8.2 No Adverse Changes. There shall have been no material adverse changes since the date hereof in the financial condition, business, operations or assets of the Heartland Fund (other than changes occurring in the ordinary course of business).

              8.3 Approval of Legal Matters by Counsel. There shall have been furnished to counsel for North Track certified copies of such corporate and business records of the Heartland Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory to counsel for North Track.

              8.4 Approval by Heartland Fund Shareholders. The Required Heartland Fund Shareholder Vote shall have been obtained.

              8.5 Receipt of Closing Documents. North Track shall have received all of the closing documents referred to in Section 9.1 hereof.

              8.6 Statement of Heartland Fund Assets and Liabilities. The Heartland Fund shall have delivered to North Track a statement of Heartland Fund Assets and the Heartland Fund Liabilities, together with an itemized list of the Heartland Fund's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date and an itemized list of the Heartland Fund Liabilities being assumed by the North Track Fund, certified by the Treasurer of Heartland.

              8.7 Certain Heartland Fund Assets. At the close of business on the Closing Date, the Heartland Fund Assets shall include no assets that the North Track Fund may not acquire because of limitations, restrictions or policies set forth in the North Track Prospectus/SAI or otherwise.

           8.8 Registration Statement. The Registration Statement shall have become effective under the Securities Act, no stop order suspending the effectiveness thereof shall have been issued and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

           8.9 Tax Opinion. North Track shall have received an opinion from Quarles & Brady LLP (based on such representations from Heartland and North Track as such firm may reasonably request), addressed to Heartland and North Track, which opinion may be relied upon by the shareholders of the Heartland Fund, dated as of the Closing Date, with respect to the federal income tax consequences of the reorganization described in Exhibit A.

           8.10 Legal Opinion. North Track shall have received a legal opinion from Quarles & Brady LLP, counsel to Heartland, dated as of the Closing Date, as to the matters described in Exhibit C. Such counsel shall be entitled to rely on officers' certificates and certificates of public officials in rendering its opinion.

           8.11 Shareholders List. The Heartland Fund shall have delivered to the North Track Fund a list of the Heartland Fund Shareholders and the number of shares of common stock of the Heartland Fund they held as of the close of business on the Closing Date, certified by the Heartland Fund's transfer agent.

           8.12 No Adverse Proceedings. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization.

       9.  Closing Documents

           9.1 Documents to be Delivered to North Track. Heartland agrees to deliver to North Track on the Closing Date the following:

                 (a) Bills of Sale, Assignments and Transfers. Good and sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by Heartland, in the forms satisfactory to North Track and its counsel, with such covenants or warranties as shall be necessary to assign and transfer to and vest in the North Track Fund good and merchantable title to all the Heartland Fund Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

                 (b) Officer's Certificates. Certificate of the President or Vice President of Heartland, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 8.1 have been fulfilled.

                 (c) Certificate of Secretary. Certificate of the Secretary of Heartland dated asof the Closing Date certifying (i) the accuracy and effectiveness of articles of incorporation of Heartland, (ii) the accuracy and effectiveness of bylaws of Heartland, (iii) the adoption, accuracy and effectiveness of board and shareholder resolutions contemplated hereby, and (iv) the incumbency of certain officers of Heartland and the genuineness of the specimen signatures of those officers of Heartland executing documents.

                 (d) Lien Search. Good and sufficient evidence reasonably satisfactory to counsel for North Track that there are no security interests, judgments or other liens outstanding against any of the Heartland Fund Assets.

                 (e) Certificate of Good Standing. Certificate of Good Standing regarding Heartland issued as of a recent date (within 30 days of the Closing Date) by the Maryland Department of Assessments and Taxation.

                 (f) Counsel's Opinions. Opinions of counsel, addressed to North Track, dated as of the Closing Date, as to the matters described in Exhibits A and C.

                 (g) Other Documents. Such other documents and showings as shall reasonably be required by North Track and its counsel.

         9.2 Documents to be Delivered to Heartland. North Track agrees to deliver to Heartland on the Closing Date the following:

                 (a) Officer's Certificate. Certificate of the President of North Track, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 7.1 have been fulfilled.

                 (b) Certificate of Secretary of North Track. Certificate of the Secretary of North Track dated as of the Closing Date certifying (i) the accuracy and effectiveness of articles of incorporation of North Track, (ii) the accuracy and effectiveness of bylaws of North Track, (iii) the adoption, accuracy and effectiveness of the board resolutions contemplated hereby, and
(iv) the incumbency of certain officers of North Track and genuineness of the specimen signatures of those officers of North Track executing documents.

                 (c) Issuance of Shares. The North Track Fund Shares to be issued pursuant hereto.

                 (d) Good Standing Certificate. Certificate of Good Standing regarding North Track issued as of a recent date by the Maryland Department of Assessments and Taxation.

                 (e) Counsel's Opinions. Opinions of counsel, addressed to Heartland, dated as of the Closing Date, as to the matters described in Exhibits A and B.

                       (f) Other Documents. Such other documents and showings as shall reasonably be required by Heartland and its counsel.

         10.     Further Agreements

                 10.1 Each party will pay all costs, fees, and expenses it incurs in connection with this Agreement and the transactions contemplated hereby; provided, however, that Heartland Advisors agrees to pay the costs, fees and expenses of filing the Registration Statement, printing and mailing the Proxy Materials, soliciting the approval of the Heartland Fund shareholders and conducting the Heartland Fund Shareholder Meeting, and to pay the legal fees incurred by Heartland in connection with the Reorganization. Each of the parties hereto represents and warrants that it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or advisor's fees in connection with the transactions provided for herein and each agrees to hold the others harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

                 10.2 Recommendation and Solicitation of Shareholder Vote. The Board of Directors of Heartland will recommend that shareholders of the Heartland Fund approve the Reorganization, and Heartland will use its best efforts to solicit the Required Heartland Fund Shareholder Vote.

                 10.3 Information to Be Furnished. North Track will furnish Heartland with copies of all written comments or the substance of oral communications received from the staff of the SEC with regard to the Registration Statement, and the parties will cooperate with each other in revising, if necessary, the Registration Statement to comply with such comments. North Track shall not file the Registration Statement or any amendment without the prior consent of Heartland or its counsel.

                  10.4 Conduct of Business of the Heartland Fund and the North Track Fund. From and after the date of this Agreement and through the Closing Date, Heartland shall, with regard to the Heartland Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of North Track, make no change in its articles of incorporation or bylaws which would materially affect the Heartland Fund; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of the Heartland Fund shareholders and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the Heartland Fund or the Reorganization, other than in the ordinary course of business.

                  From and after the date of this Agreement and through the Closing Date, North Track shall with regard to the North Track Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice;
(d) without the written consent of Heartland, make no change in its articles of incorporation or bylaws that would materially affect the North Track Fund; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the North Track Fund or the Reorganization, other than in the ordinary course of business.

                  10.5 Nonsurvival of Representations, Warranties or Covenants. Except as set forth below, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

                  10.6 Obligations of Parties.

                       (a) North Track and Heartland hereby acknowledge and agree that the North Track Fund is a separate investment portfolio of North Track, that North Track is executing this Agreement on behalf of the North Track Fund, and that, subject to Section 10.1, any amounts payable by North Track under or in connection with this Agreement shall be payable solely from the revenues and assets of the North Track Fund.

                       (b) North Track and Heartland hereby acknowledge and agree that the Heartland Fund is a separate investment portfolio of Heartland, that Heartland is executing this Agreement on behalf of the Heartland Fund, and that, subject to Section 10.1, any amounts payable by Heartland under or in connection with this Agreement shall be payable solely from the revenues and assets of the Heartland Fund.

                  10.7 Final Tax Returns and Forms 1099 of the Heartland Fund.

                       (a) After the Closing, Heartland shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by Heartland with respect to the Heartland Fund's final taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

                       (b) Notwithstanding the provisions hereof, any expenses incurred by Heartland or the Heartland Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing, shall be borne to the extent such expenses have been accrued by the Heartland Fund in the ordinary course without regard to the Reorganization contemplated by this Agreement; any excess expenses shall be borne by the North Track Fund at the time such tax returns and Forms 1099 are prepared.

                  10.8 Cooperation and Exchange of Information. North Track and Heartland will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to tax matters of the Heartland Fund and the North Track Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 10.8 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

         11.  Termination

              11.1 General Provisions. This Agreement may not be terminated at any time prior to the Closing Date by any party, except that this Agreement may be terminated:

                    (a)  By mutual written consent of the parties hereto:

                    (b) By either North Track, on the one hand, or Heartland, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before November 30, 2002, or such later date to which the parties shall have extended this Agreement by mutual written consent;

                    (c) By North Track, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Heartland in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 8 hereof;

                    (d) By Heartland, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of North Track in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 7 hereof: and;

                    (e) By North Track at any time if the Board of Directors of Heartland changes its recommendations to the shareholders of the Heartland Fund.

              Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party.

              11.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1 hereof or if the Closing does not occur by reason of any of the conditions in Sections 7 and 8 hereof not being satisfied, then there shall be no other liability on the part of any party (or its trustees, directors, officers, agents or shareholders) to the other (or its trustees, directors, officers, agents or shareholders), other than as set forth in Section 10.1 hereof; provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

         12.  Amendment

         This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         13.  Waiver

         Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or beach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

         14.  Miscellaneous Provisions

              14.1 Headings. The Article and Section headings contained in this Agreement will have reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

              14.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, except to the extent affected by the Maryland General Corporate Law and the 1940 Act.

              14.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, telegraphed or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by such party by like notice):

                    (a)  If to North Track or the North Track Funds, Inc.
                         North Track              250 East Wisconsin Avenue
                         Fund at:                 Suite 2000
                                                  Milwaukee, Wisconsin 53202
                                                  Attention: President

                         with a copy to:          Godfrey & Kahn, S.C.
                                                  780 North Water Street
                                                  Milwaukee, Wisconsin 53202
                                                  Attention:  Carol A. Gehl

                    (b)  If to Heartland          Heartland Group, Inc.
                         or the Heartland         789 North Water Street
                         Fund:                    Milwaukee, Wisconsin  53202
                                                  Attention: General Counsel
                         with a copy to:      Quarles & Brady LLP
                                              411 East Wisconsin Avenue
                                              Milwaukee, Wisconsin  53202
                                              Attention: Charles M. Weber


Written notice given by any other method shall be deemed effective only when actually received by the party to whom given.

             14.4 Further Assurance. Each of the parties hereto hereby agrees that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

             14.5 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement.

             14.6 Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement; (c) shall be binding upon and inure to the benefit of the North Track Fund, the Heartland Fund and, with regard to Section
10.1 only, Heartland Advisors, and their respective permitted successors and assigns; and (d) may not be assigned by any party without the prior written consent of the other.

             14.7 Publicity. Neither the parties to this Agreement nor their respective directors, trustees, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                     HEARTLAND GROUP, INC.
                                     (On Behalf of the Heartland Wisconsin Tax
                                     Free Fund)


                                     By:       /s/ William J. Nasgovitz
                                        ---------------------------------------
                                            William J. Nasgovitz, President

                                     NORTH TRACK FUNDS, INC.
                                     (On Behalf of the North Track Wisconsin
                                     Tax-Exempt Fund)


                                     By:       /s/ Robert J. Tuszynski
                                        ---------------------------------------
                                            Robert J. Tuszynski, President

                                     HEARTLAND ADVISORS, INC.
                                     (with regard to Section 10.1 only)


                                     By:           /s/ Paul T. Beste
                                        ---------------------------------------
                                            Paul T. Beste, Chief Operating
                                            Officer

                                SCHEDULE 5.9(b)

                      HEARTLAND FUND FINANCIAL STATEMENTS

1. Statement of Assets and Liabilities as of June 30, 2002 (unaudited), Schedule of Investments as of June 30, 2002 (unaudited), Statement of Operations for the six months ended June 30, 2002 (unaudited), Statements of Changes in Net Assets for the six months ended June 30, 2002 (unaudited) and for the year ended December 31, 2001, Financial Highlights for the six months ended June 30, 2002 (unaudited), and for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, and Notes to Financial Statements (unaudited), all as contained in the June 30, 2002 Semi-Annual Report to Shareholders. [To be delivered to North Track promptly after they have been completed.]

2. Statement of Assets and Liabilities as of December 31, 2001, Schedule of Investments as of December 31, 2001, Statement of Operations for the year ended December 31, 2001, Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000, Financial Highlights for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, and Notes to Financial Statements, all as contained on the December 31, 2001 Annual Report to Shareholders.

3. Statement of Assets and Liabilities as of June 30, 2001 (unaudited), Schedule of Investments as of June 30, 2001 (unaudited), Statement of Operations for the six months ended June 30, 2001 (unaudited), Statements of Changes in Net Assets for the six months ended June 30, 2001 (unaudited), and for the year ended December 31, 2000, Financial Highlights for the six months ended June 30, 2001 (unaudited), and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, and Notes to Financial Statements (unaudited), all as contained in the June 30, 2001 Semi-Annual Report to Shareholders.

                                 SCHEDULE 6.3(b)
                      NORTH TRACK FUND FINANCIAL STATEMENTS


1. Balance Sheet as of June 30, 2002 (unaudited), Schedule of Investments as of June 30, 2002 (unaudited), Statement of Operations for the six months ended June 30, 2002 (unaudited), Statements of Changes in Net Assets for the six months ended June 30, 2002 (unaudited), and for the year ended December 31, 2001, Financial Highlights for the six months ended June 30, 2002 (unaudited), and for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, and Notes to Financial Statements (unaudited), all as contained in the June 30, 2002 Semi-Annual Report to Stockholders. [To be delivered to Heartland promptly after they have been completed.]

2. Balance Sheet as of December 31, 2001, Schedule of Investments as of December 31, 2001, Statement of Operations for the year ended December 31, 2001, Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000, Financial Highlights for the years ended December 31, 2001, 2000, 1999, 1998, and 1997, and Notes to Financial Statements, all as contained in the December 31, 2001 Annual Report to Shareholders.

3. Balance Sheet as of June 30, 2001 (unaudited), Schedule of Investments as of June 30, 2001 (unaudited), Statement of Operations for the six months ended June 30, 2001 (unaudited), Statements of Changes in Net Assets for the six months ended June 30, 2001 (unaudited), and for the year ended December 31, 2000, Financial Highlights for the six months ended June 30, 2001 (unaudited), and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, and Notes to Financial Statements (unaudited), all as contained in the June 30, 2001 Semi-Annual Report to Shareholders.

                                    EXHIBIT A

                       TAX OPINION OF QUARLES & BRADY LLP

         1. The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Heartland Fund and the North Track Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

         2. No gain or loss will be recognized by the Heartland Fund upon the transfer of substantially all of its assets to the North Track Fund in exchange solely for the North Track Fund Shares and the assumption by the North Track Fund of the Heartland Fund Liabilities;

         3. No gain or loss will be recognized by the North Track Fund upon the receipt by it of substantially all of the assets of the Heartland Fund in exchange solely for the North Track Fund Shares, or upon the North Track Fund's assumption of the Heartland Fund Liabilities;

         4. No gain or loss will be recognized by the Heartland Fund or the North Track Fund on the distribution to the Heartland Fund Shareholders of the North Track Fund Shares received by the Heartland Fund in the Reorganization;

         5. No gain or loss will be recognized by the Heartland Fund Shareholders upon the liquidation of the Heartland Fund and the related surrender of their shares of the Heartland Fund in exchange for the North Track Fund Shares;

         6. The North Track Fund's basis in the assets acquired from the Heartland Fund will be the same as the basis of those assets in the hands of the Heartland Fund immediately prior to the Reorganization;

         7. The holding period of the assets of the Heartland Fund received by the North Track Fund will include the period during which such assets were held by the Heartland Fund;

         8. The basis of the North Track Fund Shares received by each Heartland Fund Shareholder in connection with the Reorganization will be the same as the Heartland Fund Shareholder's basis in his or her Heartland Fund Shares immediately prior to the Reorganization;

         9. The holding period of the North Track Fund Shares received by each Heartland Fund Shareholder in connection with the Reorganization will include such Heartland Fund Shareholder's holding period of his or her Heartland Fund Shares held immediately prior to the Reorganization, provided that such Heartland Fund Shares were held by such Heartland Fund Shareholder as a capital asset as of the Effective Time;

         10. The North Track Fund will succeed to and take into account as of the Effective Time the items of the Heartland Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code, and the applicable Treasury Regulations thereunder.

         11. The discussion in the Proxy Statement/Prospectus under the captions "Synopsis - Federal Tax Consequences and "Approval of the Plan and Reorganization - Federal Tax Considerations," to the extent it constitutes summaries of legal matters or legal conclusions, is accurate in all material respects.

                                   Exhibit B

                  LEGAL OPINION OF NORTH TRACK SPECIAL COUNSEL

         1. North Track is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

         2. North Track is an open-end, management investment company registered under the 1940 Act and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The North Track Fund is a separate series of North Track.

         3. North Track has all necessary corporate power and authority to execute, deliver and perform its obligations under the Agreement, and such execution, delivery and performance have been duly authorized and approved by all requisite corporate action on the part of North Track.

         4. The Agreement has been duly executed and delivered on behalf of the North Track Fund by North Track and constitutes the valid and binding obligation of North Track, enforceable against North Track with respect to the North Track Fund in accordance with its terms, except as enforceability may be subject to the effect of any applicable bankruptcy, insolvency (including without limitation the laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         5. The authorized capital stock of North Track consists of 10,000,000,000 shares of common stock, par value $.001 per share, of which 50,000,000 Class A shares are authorized for issuance by the North Track Fund.

         6. Shares of the North Track Fund outstanding on the date hereof have been duly authorized, validly issued and are fully paid and nonassessable.

         7. North Track is not required to submit any notice, report, application or other filing with, or obtain any authorization, consent or approval from, any government authority or self-regulatory organization to consummate the transactions contemplated by the Agreement, other than such notices, reports, applications or filings as have been submitted or authorizations, consents or approvals as have been obtained.

                                    EXHIBIT C

                      LEGAL OPINION OF QUARLES & BRADY LLP

         1. Heartland is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

         2. Heartland is an open-end, management investment company registered under the 1940 Act and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Heartland Fund is a separate series of Heartland.

         3. Heartland has all necessary corporate power and authority to execute, deliver and perform its obligations under the Agreement, and such execution, delivery and performance have been duly authorized and approved by all requisite corporate action on the part of Heartland.

         4. The Agreement has been duly executed and delivered on behalf of the Heartland Fund by Heartland and constitutes the valid and binding obligation of Heartland, enforceable against Heartland with respect to the Heartland Fund in accordance with its terms, except as enforceability may be subject to the effect of any applicable bankruptcy, insolvency (including without limitation the laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         5. The authorized capital stock of Heartland consists of 1,000,000,000 shares of common stock, par value $.001 per share, of which 100,000,000 shares are authorized for issuance by the Heartland Fund.

         6. Shares of the Heartland Fund outstanding on the date hereof have been duly authorized, validly issued and are fully paid and nonassessable.

         7. Heartland is not required to submit any notice, report, application or other filing with, or obtain any authorization, consent or approval from, any government authority or self-regulatory organization to consummate the transactions contemplated by the Agreement, other than such notices, reports, applications or filings as have been submitted or authorizations, consents or approvals as have been obtained.

         We have not verified, and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Proxy Statement/Prospectus included therein. However, during our preparation and review of the Registration Statement and Proxy Statement, nothing has come to our attention that would cause us to believe that the Registration Statement on its effectiveness date or the Proxy Statement/Prospectus on the dates of its mailing to the Heartland Fund Shareholders and on the date of the Heartland Fund Shareholder Meeting (excluding any document incorporated by reference there from and except for financial statements and other financial or statistical data contained therein or omitted there from, as to which we make no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER __, 2002
                             FOR THE REORGANIZATION
                                     OF THE
                        HEARTLAND WISCONSIN TAX FREE FUND
                       (a series of Heartland Group, Inc.)
                                      INTO
                      NORTH TRACK WISCONSIN TAX-EXEMPT FUND
                      (a series of North Track Funds, Inc.)

                             North Track Funds, Inc.
                      250 East Wisconsin Avenue, Suite 2000
                           Milwaukee, Wisconsin 53202

       This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated September __, 2002, relating to the reorganization of the Heartland Wisconsin Tax Free Fund ("Heartland Fund"), a mutual fund series of Heartland Group, Inc. ("Heartland"), into the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund"), a mutual fund series of North Track Funds, Inc. ("North Track"). In connection with the Reorganization, the North Track Fund would acquire substantially all of the assets of the Heartland Fund and assume the Heartland Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities. In exchange, the North Track Fund would issue to the Heartland Fund Class A shares of the North Track Fund having an aggregate net asset value equal to the aggregate value of the assets (net of the liabilities) transferred by the Heartland Fund. The Heartland Fund would distribute the shares of the North Track Fund so received to its shareholders on a pro rata basis, and the Heartland Fund subsequently would be liquidated and discontinued as a separate series of Heartland. As a result of the Reorganization, shareholders of the Heartland Fund would become shareholders of the North Track Fund. The aggregate net asset value of the shares of the North Track Fund received by each shareholder of the Heartland Fund in the Reorganization would be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Heartland Fund held by such shareholder immediately prior to the Reorganization. The Reorganization is expected to be tax-free to the Heartland Fund shareholders.

       The information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Statement of Additional Information of the North Track Fund, dated May 1, 2002 (the "North Track Fund SAI"); (ii) the Statement of Additional Information of the Heartland Fund, dated May 1, 2002 (the "Heartland SAI"); (iii) the Annual Report to Shareholders of the North Track Fund for the year ended December 31, 2001 (the "North Track Fund Annual Report"); (iv) the Semi-Annual Report to Shareholders of the North Track Fund for the six months ended June 30, 2002 (the "North Track Fund Semi-Annual Report");

(v) the Annual Report to Shareholders of the Heartland Fund for the year ended December 31, 2001 (the "Heartland Fund Annual Report"); and (vi) the Semi-Annual Report to Shareholders of the Heartland Fund for the six months ended June 30, 2002 (the "Heartland Fund Semi-Annual Report"). The North Track Fund SAI, the Heartland Fund SAI, the North Track Fund Annual Report, the North Track Fund Semi-Annual Report, the Heartland Fund Annual Report and the Heartland Fund Semi-Annual Report are incorporated by reference herein.

       A copy of the Proxy Statement/Prospectus, the Prospectus of the North Track Fund, dated May 1, 2002 (as supplemented), the North Track Fund SAI, the North Track Fund Annual Report and the North Track Semi-Annual Report may be obtained free of charge by writing to B.C. Ziegler and Company, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600. A copy of the Prospectus of the Heartland Fund, dated May 1, 2002 (as supplemented), the Heartland Fund SAI, the Heartland Fund Annual Report and the Heartland Fund Semi-Annual Report may be obtained free of charge by writing to Heartland Advisors, Inc., 789 North Water Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856.

                  ADDITIONAL INFORMATION ABOUT NORTH TRACK AND
                    THE NORTH TRACK WISCONSIN TAX-EXEMPT FUND

       For additional information about North Track and the North Track Fund, please see the North Track Fund SAI, which is incorporated by reference herein.

                   ADDITIONAL INFORMATION ABOUT HEARTLAND AND
                      THE HEARTLAND WISCONSIN TAX FREE FUND

       For additional information about Heartland and the Heartland Fund, please see the Heartland Fund SAI, which is incorporated by reference herein.

                                     EXPERTS

       The audited annual financial statements of the North Track Fund incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. North Track has not obtained the consent of Arthur Andersen to use or incorporate by reference into this Statement of Additional Information their report with respect to the annual financial statements of the North Track Fund. As a result, shareholders of Heartland Fund may not sue Arthur Andersen LLP under Section 11 of the Securities Act of 1933 if the Registration Statement on Form N-14 (of which this Statement of Additional Information is a part) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

       The audited annual financial statements of the Heartland Fund incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                         HISTORICAL FINANCIAL STATEMENTS

North Track Fund

       The following audited historical financial statements and notes thereto of the North Track Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the North Track Fund Annual
Report:

       (1) Statement of Assets and Liabilities for the North Track Fund as of December 31, 2001;

       (2) Statement of Operations for the North Track Fund for the year ended December 31, 2001;

       (3) Statements of Changes in Net Assets for the North Track Fund for the years ended December 31, 2001 and December 31, 2000;

       (4) Schedule of Investments of the North Track Fund as of December 31, 2001;

       (5)   Financial Highlights for the North Track Fund; and

       (6)   Notes to Financial Statements.

       The following unaudited historical financial statements and notes thereto of the North Track Fund are incorporated herein by reference from the North Track Fund Semi-Annual Report:

       (1) Statement of Assets and Liabilities for the North Track Fund as of June 30, 2002;

       (2) Statement of Operations for the North Track Fund for the six-month period ended June 30, 2002;

       (3) Statements of Changes in Net Assets for the North Track Fund for the six-month period ended June 30, 2002 and for the year ended December 31, 2001;

       (4)   Schedule of Investments of the North Track Fund as of June 30,
             2002;

       (5)   Financial Highlights for the North Track Fund; and

       (6)   Notes to Financial Statements.

Heartland Fund

       The following audited historical financial statements and notes thereto of the Heartland Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the Heartland Fund Annual
Report:

       (1) Statement of Assets and Liabilities for the Heartland Fund as of December 31, 2001;

       (2) Statement of Operations for the Heartland Fund for the year ended December 31, 2001;

       (3) Statements of Changes in Net Assets for the Heartland Fund for the years ended December 31, 2001 and December 31, 2000;

       (4)   Schedule of Investments of the Heartland Fund as of December 31,
             2001;

       (5)   Financial Highlights for the Heartland Fund; and

       (6)   Notes to Financial Statements.

       The following unaudited financial statements and notes thereto of the Heartland Fund are incorporated herein by reference from the Heartland Fund Semi-Annual Report:

       (1) Statement of Assets and Liabilities for the Heartland Fund as of June 30, 2002;

       (2) Statement of Operations for the Heartland Fund for the six-month period ended June 30, 2002;

       (3) Statements of Changes in Net Assets for the Heartland Fund for the six-month period ended June 30, 2002 and for the year ended December 31, 2001;

       (4)   Schedule of Investments of the Heartland Fund as of June 30, 2002;

       (5)   Financial Highlights for the Heartland Fund; and

       (6)   Notes to Financial Statements.

PRO FORMA FINANCIAL STATEMENTS

       Set forth below are the following unaudited pro forma financial statements:

       (1) Unaudited Pro Forma Combining Statement of Assets and Liabilities for the North Track Fund as of June 30, 2002 (assuming the Reorgan-ization had been consummated on each such date);

       (2) Unaudited Pro Forma Combining Statement of Operations for the North Track Fund for the 12-month period ended June 30, 2002 (assuming the Reorganization had been consummated on July 1, 2001);

       (3) Unaudited Pro Forma Combining Statement of Changes in Net Assets for the North Track Fund for the 12-month period ended June 30, 2002 (assuming the Reorganization had been consummated on July 1, 2001);

       (4) Unaudited Pro Forma Combining Schedule of Investments of the North Track Fund as of June 30, 2002 (assuming the Reorganization had been consummated on each such date); and

       (5)   Notes to Pro Forma Financial Statements (Unaudited).

 These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of the North Track Fund and Heartland Fund incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the North Track Fund.

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS COMBINING STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

                                                                                    Combined                       Pro forma effect
                                                    North Track     Heartland      North Track                         of merger
                                                     Wisconsin      Wisconsin     and Heartland                     of North Track
                                                     Tax-Exempt      Tax Free       Wisconsin                        and Heartland
                                                        Fund           Fund           Funds       Adjustments       Wisconsin Funds
                                                    ------------   ------------   -------------   -----------      ----------------
Assets:
Investments in securities:
   Cost basis of investments                        $52,002,639    $86,093,013    $138,095,652    $                   $138,095,652
                                                    ===========    ===========    ============    ==========          ============
   Long-term investments                            $51,781,565    $83,154,118    $134,935,683    $                   $134,935,683
   Short-term investments                             1,992,501      3,800,000       5,792,501                           5,792,501
                                                    -----------    -----------    ------------    ----------          ------------
              Total investments in securities        53,774,066     86,954,118     140,728,184                         140,728,184

Cash:                                                                1,935,424       1,935,424                           1,935,424
Receivables:
   Capital shares sold                                  148,746                        148,746                             148,746
   Interest                                             568,340      1,187,300       1,755,640                           1,755,640
                                                    -----------    -----------    ------------    ----------          ------------
              Total receivables                         717,086      1,187,300       1,904,386                           1,904,386

Other assets                                                615         11,295          11,910                              11,910
                                                    -----------    -----------    ------------    ----------          ------------
              Total assets                          $54,491,767    $90,088,137    $144,579,904    $                   $144,579,904
                                                    ===========    ===========    ============    ==========          ============

Liabilities:
Payables:
   Capital shares redeemed                          $   127,925    $              $    127,925    $                   $    127,925
   Distributions to shareholders                         53,997                         53,997                              53,997
   Management fees                                       21,034                         21,034                              21,034
   Other accrued expenses                               100,133          5,449         105,582                              69,849
                                                    -----------    -----------    ------------    ----------          ------------
              Total liabilities                         303,089          5,449         308,538                             272,805
                                                    -----------    -----------    ------------    ----------          ------------

Net Assets:
Capital stock                                        53,205,819     93,837,584     147,043,403                         147,043,403
Undistributed net investment income                       9,139        (23,959)        (14,820)                             20,913
Undistributed net realized losses on investments       (797,707)    (4,592,042)     (5,389,749)                         (5,389,749)
Net unrealized appreciataion on investments           1,771,427        861,105       2,632,532                           2,632,532
                                                    -----------    -----------    ------------    ----------          ------------
              Total net assets                       54,188,678     90,082,688     144,271,366                         144,307,099
                                                    -----------    -----------    ------------    ----------          ------------
              Total liabilities and net assets      $54,491,767    $90,088,137    $144,579,904    $                   $144,579,904
                                                    ===========    ===========    ============    ==========          ============

Net asset value and redemption price per share           $10.17          $9.94                                              $10.17
                                                         ======          =====                                              ======
Maximum offering price per share                         $10.54          $9.94
                                                         ======          =====

Shares Outstanding                                    5,326,145      9,060,094      14,386,239      (202,406)(a)        14,183,833


NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                    Combined                       Pro forma effect
                                                    North Track     Heartland      North Track                         of merger
                                                     Wisconsin      Wisconsin     and Heartland                     of North Track
                                                     Tax-Exempt      Tax Free       Wisconsin                        and Heartland
                                                        Fund           Fund           Funds       Adjustments       Wisconsin Funds
                                                    ------------   ------------   -------------   -----------      ----------------
Investment income:
Interest                                            $ 2,739,455    $ 5,093,104    $  7,832,559    $                $     7,832,559
                                                    -----------    -----------    ------------    -----------      ---------------
              Total investment income                 2,739,455      5,093,104       7,832,559              -            7,832,559
                                                    -----------    -----------    ------------    -----------      ---------------

Expenses:
Investment advisory fees                                262,085        591,113         853,198       (136,411)(b)          716,787
Administration fees                                      52,417              -          52,417         90,940 (c)          143,357
Custodian fees                                              834          5,050           5,884          8,452 (d)           14,336
Transfer agent fees                                      48,222         72,932         121,154        (25,154)(e)           96,000
Broker service fees                                     131,552              -         131,552        222,301 (f)          353,853
Professional fees                                        44,173        121,325         165,498        (83,004)(g)           82,494
Registration                                              4,526            566           5,092                               5,092
Communication                                            33,194         18,423          51,617        (26,117)(e)           25,500
Director fees                                             9,561         36,241          45,802        (31,241)(e)           14,561
Pricing of investments                                   10,235          6,865          17,100                              17,100
Other                                                     8,791         22,151          30,942        (10,000)(e)           20,942
                                                    -----------    -----------    ------------    -----------      ---------------
              Total expenses                            605,590        874,666       1,480,256          9,767            1,490,023
              Less: Expenses Waived                                     (5,050)         (5,050)       (45,500)(h)          (50,550)
                                                    -----------    -----------    ------------    -----------      ---------------
              Total Net Expenses                        605,590        869,616       1,475,206        (35,733)           1,439,473
                                                    -----------    -----------    ------------    -----------      ---------------
Net investment income                                 2,133,865      4,223,488       6,357,353         35,733            6,393,086
                                                    -----------    -----------    ------------    -----------      ---------------

Net realized gains (losses) on investments               20,756       (533,967)       (513,211)                           (513,211)

Change in unrealized appreciation on
   investments for the year                             917,932      1,277,304       2,195,236                           2,195,236
                                                    -----------    -----------    ------------    -----------      ---------------

              Net gain on investments                   938,688        743,337       1,682,025              -            1,682,025
                                                    -----------    -----------    ------------    -----------      ---------------
Net increase in net assets resulting from
   operations                                       $ 3,072,553    $ 4,966,825    $  8,039,378    $    35,733      $     8,075,111
                                                    ===========    ===========    ============    ===========      ===============

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS Combining Schedule of Investments
As of June 30, 2002

                                                                                            North Track Wisconsin
                                                                                               Tax-Exempt Fund
                                                                                          -------------------------
                                                                                               Face        Market
    CUSIP      Security Description                      Maturity      Coupon      Price       Value       Value
    -----      --------------------                      --------      ------      -----       -----       -----
Long-Term Investments
---------------------
018447DD1      Allentown PA NHA                          05/01/11       4.88%     101.627  $  270,000  $  274,393
038111BN9      APPLETON, WI HSG AUTH                    10/1/2016       6.50%      83.465
038111BP4      APPLETON, WI HSG AUTH -                  10/1/2026       6.75%      79.407
038127AR7      APPLETON, WI REDEV AUTHORITY              9/1/2017       4.75%      99.762
038127AT3      APPLETON, WI REDEV AUTHORITY              9/1/2019       4.85%      98.607
044650AM1      Ashland WI Hsg Rev                        04/01/18       5.10%      97.875     500,000     489,375
045142BP0      ASHWAUBENON WI Community Dev Auth         6/1/2019       5.05%     101.430
045142BV7      ASHWAUBENON WI Community Dev Auth         6/2/2019       5.00%      99.229
045142BK1      Ashwaubenon WI Rev                        06/01/15       4.70%     102.125     500,000     510,625
045142BS4      Ashwaubenon WI Rev                        06/01/22       5.20%     101.000     500,000     505,000
045142AW6      Ashwaubenon WI Rev Pre                    06/01/09       5.80%     113.125   1,000,000   1,131,250
047825NL4      Atlanta GA NHA                            05/01/07       5.00%     101.838     325,000     330,974
               BROWN CNTY, WI HSG AUTH - R.P. TER.
115520BH0      PROJ                                      6/1/2019       5.40%      93.718
121383BM4      Burleigh Cnty ND NHA                      01/01/09       4.88%     102.063     200,000     204,126
121383BN2      Burleigh Cnty ND NHA                      01/01/10       4.88%     101.968     185,000     188,641
187522EP8      Clinton Cnty PA NHA                       11/01/07       5.25%     101.929     200,000     203,858
229761BD2      CUDAHY, WI CMMTY DEVLPMT AUTH             6/1/2017       5.10%     102.089     500,000     510,625
229761BF7      CUDAHY, WI CMMTY DEVLPMT AUTH             6/1/2019       5.12%     101.176
266795NY5      Durham NC NHA                             02/01/12       5.00%     101.145     400,000     404,580
               EAU CLAIRE, WI HSG AUTH - LONDON HILL
27845LAS4      TWNHS                                     5/1/2015       6.25%     100.053
37855PCA8      Glendale WI Lease Rv                      09/01/14       4.55%      99.875   1,000,000     998,750
37855PAV4      Glendale WI Lease Rv                      09/01/18       5.40%      99.000   2,200,000   2,178,000
37855PCD2      GLENDALE, WI CDA                          9/1/2017       4.75%      99.228
37855PCF7      GLENDALE, WI CDA                          9/1/2019       4.88%      98.326
388083BZ9      Grant Cnty Hsg Auth                       07/01/18       5.25%     100.625     500,000     503,125
388083CA3      Grant Cnty Hsg Auth                       07/01/26       5.35%     100.000   1,000,000   1,000,000
392629AQ4      Green Bay Ftbl Stad                       02/01/16       4.90%     103.250   1,000,000   1,032,500
39264MAS9      Green Bay WI Hsg                          04/01/17       6.00%     102.125     150,000     153,188
392685AT0      Green Bay WI Redv Au                      02/15/21       5.50%      98.125     400,000     392,500
392684AR7      Green Bay WI Redv Au                      06/01/29       5.10%      97.500   1,000,000     975,000
               GREEN BAY/Brown Cnty Stadium District
392629AP6      Sales Tax                                 2/1/2015       4.85%     103.492
               GREEN BAY/Brown Cnty Stadium District
392629AS0      Sales Tax                                 2/1/2019       5.00%     101.898
400653BZ3      Guam Power Auth. Rev Pre                  10/01/02       6.38%     103.263     515,000     531,804
400653FJ5      GUAM Power Authority                     10/1/2029       5.13%      99.900
416781AM4      Hartford WI Comm Dev                      12/01/06       5.90%     105.875     200,000     211,750
416781AH5      HARTFORD, WI CDA                         12/1/2002       5.45%     101.532
416781AL6      HARTFORD, WI CDA                         12/1/2005       5.80%     106.247
416781AN2      HARTFORD, WI CDA                         12/1/2007       6.00%     105.184
416781AP7      HARTFORD, WI CDA                         12/1/2008       6.10%     104.683
469155BH7      Jackson WI Dev Auth                       12/01/13       4.90%     102.125     100,000     102,125
469155BJ3      JACKSON, WI CDA -                        12/1/2017       5.10%      98.174

                                                         Heartland Wisconsin Tax Free
                                                                    Fund                     Pro Forma Combined
                                                        ------------------------------       ------------------
                                                             Face             Market         Face         Market
    CUSIP      Security Description                          Value            Value          Value        Value
    -----      --------------------                          -----            -----          -----        -----
Long-Term Investments
---------------------
018447DD1      Allentown PA NHA                          $                $              $  270,000   $  274,393
038111BN9      APPLETON, WI HSG AUTH                        300,000          250,395        300,000      250,395
038111BP4      APPLETON, WI HSG AUTH -                    1,390,000        1,103,757      1,390,000    1,103,757
038127AR7      APPLETON, WI REDEV AUTHORITY                 360,000          359,143        360,000      359,143
038127AT3      APPLETON, WI REDEV AUTHORITY                 435,000          428,940        435,000      428,940
044650AM1      Ashland WI Hsg Rev                                                           500,000      489,375
045142BP0      ASHWAUBENON WI Community Dev Auth          1,000,000        1,014,300      1,000,000    1,014,300
045142BV7      ASHWAUBENON WI Community Dev Auth            900,000          893,061        900,000      893,061
045142BK1      Ashwaubenon WI Rev                                                           500,000      510,625
045142BS4      Ashwaubenon WI Rev                                                           500,000      505,000
045142AW6      Ashwaubenon WI Rev Pre                                                     1,000,000    1,131,250
047825NL4      Atlanta GA NHA                                                               325,000      330,974
               BROWN CNTY, WI HSG AUTH - R.P. TER.
115520BH0      PROJ                                       1,000,000          937,180      1,000,000      937,180
121383BM4      Burleigh Cnty ND NHA                                                         200,000      204,126
121383BN2      Burleigh Cnty ND NHA                                                         185,000      188,641
187522EP8      Clinton Cnty PA NHA                                                          200,000      203,858
229761BD2      CUDAHY, WI CMMTY DEVLPMT AUTH              1,930,000        1,970,318      2,430,000    2,480,943
229761BF7      CUDAHY, WI CMMTY DEVLPMT AUTH              1,595,000        1,613,757      1,595,000    1,613,757
266795NY5      Durham NC NHA                                                                400,000      404,580
               EAU CLAIRE, WI HSG AUTH - LONDON HILL
27845LAS4      TWNHS                                        685,000          685,363        685,000      685,363
37855PCA8      Glendale WI Lease Rv                                                       1,000,000      998,750
37855PAV4      Glendale WI Lease Rv                       1,000,000          989,970      3,200,000    3,167,970
37855PCD2      GLENDALE, WI CDA                           1,250,000        1,240,350      1,250,000    1,240,350
37855PCF7      GLENDALE, WI CDA                           1,000,000          983,260      1,000,000      983,260
388083BZ9      Grant Cnty Hsg Auth                                                          500,000      503,125
388083CA3      Grant Cnty Hsg Auth                                                        1,000,000    1,000,000
392629AQ4      Green Bay Ftbl Stad                                                        1,000,000    1,032,500
39264MAS9      Green Bay WI Hsg                                                             150,000      153,188
392685AT0      Green Bay WI Redv Au                                                         400,000      392,500
392684AR7      Green Bay WI Redv Au                                                       1,000,000      975,000
               GREEN BAY/Brown Cnty Stadium District
392629AP6      Sales Tax                                  1,000,000        1,034,920      1,000,000    1,034,920
               GREEN BAY/Brown Cnty Stadium District
392629AS0      Sales Tax                                  2,500,000        2,547,450      2,500,000    2,547,450
400653BZ3      Guam Power Auth. Rev Pre                                                     515,000      531,804
400653FJ5      GUAM Power Authority                       5,000,000        4,995,000      5,000,000    4,995,000
416781AM4      Hartford WI Comm Dev                                                         200,000      211,750
416781AH5      HARTFORD, WI CDA                             100,000          101,532        100,000      101,532
416781AL6      HARTFORD, WI CDA                             200,000          212,494        200,000      212,494
416781AN2      HARTFORD, WI CDA                             210,000          220,886        210,000      220,886
416781AP7      HARTFORD, WI CDA                             225,000          235,537        225,000      235,537
469155BH7      Jackson WI Dev Auth                                                          100,000      102,125
469155BJ3      JACKSON, WI CDA -                            725,000          711,762        725,000      711,762

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS Combining Schedule of Investments
As of June 30, 2002

                                                                                            North Track Wisconsin
                                                                                               Tax-Exempt Fund
                                                                                          -------------------------
                                                                                               Face        Market
    CUSIP      Security Description                      Maturity      Coupon      Price       Value       Value
    -----      --------------------                      --------      ------      -----       -----       -----
489821CV8      Kenosha WI Hsg Auth                       11/20/41       6.00%     102.000   1,000,000   1,020,000
               LA CROSSE, WI HSG AUTH - FOREST PARK
502776BZ9      PROJ                                     12/1/2018       6.38%      99.540
               LA CROSSE, WI HSG AUTH - PING MANOR
502776BW6      PROJ                                      4/1/2005       6.00%     102.012
               LA CROSSE, WI HSG AUTH - PING MANOR
502776BY2      PROJ                                      4/1/2012       6.38%     100.631
509591AW3      LAKE DELTON, WI CDA                      2/20/1943       5.40%      97.582
517714MR9      Las Vegas NV NHA                          01/01/12       5.00%     101.900     255,000     259,845
537057AW1      Little Chute WI CDA                       03/01/19       5.63%     101.625     500,000     508,125
575854BU7      MA State Hsg Fin                          04/01/21       7.00%     125.625     860,000   1,080,375
558459PD9      Madison WI CDA Fluno                      11/01/20       5.00%      99.875   3,050,000   3,046,188
558459LY7      Madison WI Cmnty Dev                      03/01/10       6.10%     105.750   1,000,000   1,057,500
558459AF0      Madison WI Cmnty Dev                      07/01/16       5.88%     100.125     240,000     240,300
558454EX8      Madison WI Cmnty Dev                      10/01/25       6.65%      93.750     300,000     281,250
               MADISON, WI CDA  - MERITER  RETIREMT
558459ML4      PROJ                                     12/1/2019       6.13%      96.474     500,000     482,500
558459LJ0      MADISON, WI CDA - EDGEWOOD COLLEGE        4/1/2014       6.25%     102.693
570034DE5      Marion S C NHA                            09/01/10       4.88%     104.000     200,000     208,000
               MENOMONEE FALLS, WI CDA - VILLAGE
58705EAM7      SQUARE PROJ                               9/1/2009       5.20%     100.395
               MENOMONEE FALLS, WI CDA - VILLAGE
58705EAN5      SQUARE PROJ                               9/1/2016       5.35%     100.182
602419RF2      Milw WI Goodwill Ind                      10/01/09       6.35%     102.391     500,000     511,955
60242EGE5      Milwaukee WI Redev                        08/01/17       4.85%     100.875     500,000     504,375
60242EFF3      Milwaukee WI Redev                        06/01/19       5.25%      97.250     215,000     209,088
602419SW4      Milwaukee WI Redev                        12/01/23       5.10%      97.875   1,000,000     978,750
               MILWAUKEE, WI HSG AUTH - RENAISSANCE
602399EV5      APTS                                      1/1/2025       5.25%      99.088
               MILWAUKEE, WI HSG AUTH - VETERANS HSG
602402FW4      PROJECT                                   7/1/2015       4.60%     101.119
               MILWAUKEE, WI RDVLPMNT AUTH - CAMPUS
602419QK2      PROJ-SER A                               11/1/2018       5.70%     103.176
               MILWAUKEE, WI RDVLPMNT AUTH - Schlitz
602421AB5      Park                                      1/1/2015       5.60%      98.469
               MILWAUKEE, WI RDVLPMNT AUTH - Schlitz
602421AA7      Park                                      1/1/2017       5.50%      98.551
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EGC9      SUMMERFEST                                8/1/2015       4.70%     100.829
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EGD7      SUMMERFEST                                8/1/2016       4.80%     101.342
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EGH8      SUMMERFEST                                8/1/2020       4.95%     100.380     500,000     501,875
               MILWAUKEE, WI RDVLPMNT AUTH - WI
602419PN7      AVE/M L KING JR                           9/1/2009       5.60%     104.242
               MILWAUKEE, WI RDVLPMNT AUTH - WI
602419PP2      AVE/M L KING JR                           9/1/2012       5.50%     104.211
               MILWAUKEE, WI RDVLPMNT AUTH - YOUNG
60242EFJ5      WMS ASSOC                                 6/1/2019       5.15%     101.245

                                                           Heartland Wisconsin Tax Free
                                                                      Fund                     Pro Forma Combined
                                                          ------------------------------       ------------------
                                                               Face             Market         Face         Market
    CUSIP      Security Description                            Value            Value          Value        Value
    -----      --------------------                            -----            -----          -----        -----
489821CV8      Kenosha WI Hsg Auth                                                          1,000,000    1,020,000
               LA CROSSE, WI HSG AUTH - FOREST PARK
502776BZ9      PROJ                                         1,760,000        1,751,904      1,760,000    1,751,904
               LA CROSSE, WI HSG AUTH - PING MANOR
502776BW6      PROJ                                           345,000          351,941        345,000      351,941
               LA CROSSE, WI HSG AUTH - PING MANOR
502776BY2      PROJ                                         1,100,000        1,106,941      1,100,000    1,106,941
509591AW3      LAKE DELTON, WI CDA                            750,000          731,865        750,000      731,865
517714MR9      Las Vegas NV NHA                                                               255,000      259,845
537057AW1      Little Chute WI CDA                                                            500,000      508,125
575854BU7      MA State Hsg Fin                                                               860,000    1,080,375
558459PD9      Madison WI CDA Fluno                                                         3,050,000    3,046,188
558459LY7      Madison WI Cmnty Dev                                                         1,000,000    1,057,500
558459AF0      Madison WI Cmnty Dev                                                           240,000      240,300
558454EX8      Madison WI Cmnty Dev                                                           300,000      281,250
               MADISON, WI CDA  - MERITER  RETIREMT
558459ML4      PROJ                                         1,000,000          964,740      1,500,000    1,447,240
558459LJ0      MADISON, WI CDA - EDGEWOOD COLLEGE           1,435,000        1,473,645      1,435,000    1,473,645
570034DE5      Marion S C NHA                                                                 200,000      208,000
               MENOMONEE FALLS, WI CDA - VILLAGE
58705EAM7      SQUARE PROJ                                    100,000          100,395        100,000      100,395
               MENOMONEE FALLS, WI CDA - VILLAGE
58705EAN5      SQUARE PROJ                                    940,000          941,711        940,000      941,711
602419RF2      Milw WI Goodwill Ind                                                           500,000      511,955
60242EGE5      Milwaukee WI Redev                                                             500,000      504,375
60242EFF3      Milwaukee WI Redev                                                             215,000      209,088
602419SW4      Milwaukee WI Redev                                                           1,000,000      978,750
               MILWAUKEE, WI HSG AUTH - RENAISSANCE
602399EV5      APTS                                         1,270,000        1,258,418      1,270,000    1,258,418
               MILWAUKEE, WI HSG AUTH - VETERANS HSG
602402FW4      PROJECT                                        175,000          176,958        175,000      176,958
               MILWAUKEE, WI RDVLPMNT AUTH - CAMPUS
602419QK2      PROJ-SER A                                   3,000,000        3,095,280      3,000,000    3,095,280
               MILWAUKEE, WI RDVLPMNT AUTH - Schlitz
602421AB5      Park                                         2,500,000        2,461,725      2,500,000    2,461,725
               MILWAUKEE, WI RDVLPMNT AUTH - Schlitz
602421AA7      Park                                         3,285,000        3,237,400      3,285,000    3,237,400
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EGC9      SUMMERFEST                                     500,000          504,145        500,000      504,145
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EGD7      SUMMERFEST                                     500,000          506,710        500,000      506,710
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EGH8      SUMMERFEST                                     750,000          752,850      1,250,000    1,254,725
               MILWAUKEE, WI RDVLPMNT AUTH - WI
602419PN7      AVE/M L KING JR                                755,000          787,027        755,000      787,027
               MILWAUKEE, WI RDVLPMNT AUTH - WI
602419PP2      AVE/M L KING JR                              5,000,000        5,210,550      5,000,000    5,210,550
               MILWAUKEE, WI RDVLPMNT AUTH - YOUNG
60242EFJ5      WMS ASSOC                                      200,000          202,490        200,000      202,490

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS Combining Schedule of Investments
As of June 30, 2002

                                                                                            North Track Wisconsin
                                                                                               Tax-Exempt Fund
                                                                                          -------------------------
                                                                                               Face        Market
    CUSIP      Security Description                      Maturity      Coupon      Price       Value       Value
    -----      --------------------                      --------      ------      -----       -----       -----
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EFF3      YOUNG WMS ASSOC                           6/1/2019       5.25%      97.230
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EFG1      YOUNG WMS ASSOC                           6/1/2029       5.25%      96.137     750,000     720,938
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EFK2      YOUNG WMS ASSOC                           6/1/2029       5.25%     100.597     180,000     181,125
66537EAK8      N Mariana Pub Sch                         10/01/08       5.13%     108.750     100,000     108,750
631481TM0      Nashville TN NHA                          08/01/10       5.00%     101.164     190,000     192,212
642290CN8      NEW BERLIN, WI HSG AUTH - APPLE GLEN      5/1/2009       0.00%      68.176
642290CQ1      NEW BERLIN, WI HSG AUTH - APPLE GLEN      5/1/2010       0.00%      63.725
642290CJ7      NEW BERLIN, WI HSG AUTH - APPLE GLEN      5/1/2007       0.00%      78.086
642290CK4      NEW BERLIN, WI HSG AUTH - APPLE GLEN     11/1/2007       0.00%      76.110
642290CP3      NEW BERLIN, WI HSG AUTH - APPLE GLEN     11/1/2009       0.00%      66.290
642290CS7      NEW BERLIN, WI HSG AUTH - APPLE GLEN     11/1/2017       6.70%     100.769
64843RAL1      NEW RICHMOND, WI COMM DEV                10/1/2020       5.85%      89.988
649731ER3      New York NY NHA                           01/01/12       5.00%     101.870     200,000     203,740
649731FM3      New York NY NHA                           01/01/12       5.38%     102.092     200,000     204,184
650383MH2      Newark NJ NHA                             04/01/08       4.50%     100.361     250,000     250,903
650383KS0      Newark NJ NHA                             04/01/09       5.25%     102.625     285,000     292,481
651673EZ4      Newnan GA NHA                             04/01/12       5.00%     104.125     250,000     260,313
671142GS0      Oak Creek Hsg Auth.                       08/01/28       6.30%     103.000     995,000   1,024,850
               OAK CREEK, WI HSG AUTH - COUNTRY
671142GQ4      OAKS II                                   8/1/2010       6.00%     106.048
               OAK CREEK, WI HSG AUTH - COUNTRY
671142GS0      OAKS II                                   8/1/2028       6.30%     103.051
               OAK CREEK, WI HSG AUTH - COUNTRY
671142GR2      OAKS II                                   8/1/2017       6.20%     104.181
671142EX1      OAK CREEK, WI HSG AUTH - WOOD CREEK      7/20/2019       5.50%     100.364
671142EY9      OAK CREEK, WI HSG AUTH - WOOD CREEK      7/20/2029       5.63%     100.224      75,000      75,188
671142FV4      OAK CREEK, WI HSG AUTH - WOOD CREEK      7/20/2013       0.00%      55.731
671142FW2      OAK CREEK, WI HSG AUTH - WOOD CREEK      1/20/2014       0.00%      53.862
671142FH5      OAK CREEK, WI HSG AUTH - WOOD CREEK      7/20/2007       0.00%      77.995
671142FQ5      OAK CREEK, WI HSG AUTH - WOOD CREEK      1/20/2011       0.00%      63.913
671142FR3      OAK CREEK, WI HSG AUTH - WOOD CREEK      7/20/2011       0.00%      62.187
671142FS1      OAK CREEK, WI HSG AUTH - WOOD CREEK      1/20/2012       0.00%      60.679
671142FU6      OAK CREEK, WI HSG AUTH - WOOD CREEK      1/20/2013       0.00%      56.031
675654AC1      OCONTO FALLS WIS COMMUNITY DEV AUTH      12/1/1922       8.13%      85.691
675654AA5      OCONTO FALLS, WI CDA                     12/1/2022       7.75%      82.390
687905BD0      Oshkosh WI Hsg Auth                       09/20/38       5.75%     101.375   1,260,000   1,277,325
687905BB4      Oshkosh WI Hsg Auth                       09/20/17       5.45%     102.000     125,000     127,500
689902BN3      OUTAGAMIE, WI HSG AUTH - FIRST MTG      11/15/2003       5.00%     101.020
713193GA2      Peoria IL NHA                             06/01/12       5.00%     104.000     300,000     312,000
745181AX5      Puerto Rico Com Hwy Pre                   07/01/02       6.63%     101.500     100,000     101,500
745181LD7      Puerto Rico Com Hwy Pre                   07/01/02       6.63%     101.500     350,000     355,250
745145VP4      Puerto Rico Commonwealth                  7/1/2027       5.25%     101.740
745145VQ2      Puerto Rico Commonwealth                  7/1/1930       5.13%     100.196

                                                           Heartland Wisconsin Tax Free
                                                                      Fund                     Pro Forma Combined
                                                          ------------------------------       ------------------
                                                               Face             Market         Face         Market
    CUSIP      Security Description                            Value            Value          Value        Value
    -----      --------------------                            -----            -----          -----        -----
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EFF3      YOUNG WMS ASSOC                                215,000          209,045        215,000      209,045
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EFG1      YOUNG WMS ASSOC                              1,050,000        1,009,439      1,800,000    1,730,376
               MILWAUKEE, WI RDVLPMNT AUTH -
60242EFK2      YOUNG WMS ASSOC                                175,000          176,045        355,000      357,170
66537EAK8      N Mariana Pub Sch                                                              100,000      108,750
631481TM0      Nashville TN NHA                                                               190,000      192,212
642290CN8      NEW BERLIN, WI HSG AUTH - APPLE GLEN            70,000           47,723         70,000       47,723
642290CQ1      NEW BERLIN, WI HSG AUTH - APPLE GLEN            70,000           44,608         70,000       44,608
642290CJ7      NEW BERLIN, WI HSG AUTH - APPLE GLEN            70,000           54,660         70,000       54,660
642290CK4      NEW BERLIN, WI HSG AUTH - APPLE GLEN            65,000           49,472         65,000       49,472
642290CP3      NEW BERLIN, WI HSG AUTH - APPLE GLEN            65,000           43,089         65,000       43,089
642290CS7      NEW BERLIN, WI HSG AUTH - APPLE GLEN         1,210,000        1,219,305      1,210,000    1,219,305
64843RAL1      NEW RICHMOND, WI COMM DEV                    1,000,000          899,880      1,000,000      899,880
649731ER3      New York NY NHA                                                                200,000      203,740
649731FM3      New York NY NHA                                                                200,000      204,184
650383MH2      Newark NJ NHA                                                                  250,000      250,903
650383KS0      Newark NJ NHA                                                                  285,000      292,481
651673EZ4      Newnan GA NHA                                                                  250,000      260,313
671142GS0      Oak Creek Hsg Auth.                                                            995,000    1,024,850
               OAK CREEK, WI HSG AUTH - COUNTRY
671142GQ4      OAKS II                                         80,000           84,838         80,000       84,838
               OAK CREEK, WI HSG AUTH - COUNTRY
671142GS0      OAKS II                                      2,960,000        3,050,310      2,960,000    3,050,310
               OAK CREEK, WI HSG AUTH - COUNTRY
671142GR2      OAKS II                                      1,440,000        1,500,206      1,440,000    1,500,206
671142EX1      OAK CREEK, WI HSG AUTH - WOOD CREEK          1,000,000        1,003,640      1,000,000    1,003,640
671142EY9      OAK CREEK, WI HSG AUTH - WOOD CREEK          2,130,000        2,134,771      2,205,000    2,209,959
671142FV4      OAK CREEK, WI HSG AUTH - WOOD CREEK            125,000           69,664        125,000       69,664
671142FW2      OAK CREEK, WI HSG AUTH - WOOD CREEK             60,000           32,317         60,000       32,317
671142FH5      OAK CREEK, WI HSG AUTH - WOOD CREEK             50,000           38,998         50,000       38,998
671142FQ5      OAK CREEK, WI HSG AUTH - WOOD CREEK            125,000           79,891        125,000       79,891
671142FR3      OAK CREEK, WI HSG AUTH - WOOD CREEK            125,000           77,734        125,000       77,734
671142FS1      OAK CREEK, WI HSG AUTH - WOOD CREEK             65,000           39,441         65,000       39,441
671142FU6      OAK CREEK, WI HSG AUTH - WOOD CREEK            125,000           70,039        125,000       70,039
675654AC1      OCONTO FALLS WIS COMMUNITY DEV AUTH          1,455,000        1,246,804      1,455,000    1,246,804
675654AA5      OCONTO FALLS, WI CDA                         2,800,000        2,306,920      2,800,000    2,306,920
687905BD0      Oshkosh WI Hsg Auth                                                          1,260,000    1,277,325
687905BB4      Oshkosh WI Hsg Auth                                                            125,000      127,500
689902BN3      OUTAGAMIE, WI HSG AUTH - FIRST MTG             200,000          202,040        200,000      202,040
713193GA2      Peoria IL NHA                                                                  300,000      312,000
745181AX5      Puerto Rico Com Hwy Pre                                                        100,000      101,500
745181LD7      Puerto Rico Com Hwy Pre                                                        350,000      355,250
745145VP4      Puerto Rico Commonwealth                     1,960,000        1,994,104      1,960,000    1,994,104
745145VQ2      Puerto Rico Commonwealth                     1,585,000        1,588,107      1,585,000    1,588,107

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS Combining Schedule of Investments
As of June 30, 2002

                                                                                            North Track Wisconsin
                                                                                               Tax-Exempt Fund
                                                                                          -------------------------
                                                                                               Face        Market
    CUSIP      Security Description                      Maturity      Coupon      Price       Value       Value
    -----      --------------------                      --------      ------      -----       -----       -----
745145FT4      Puerto Rico Commonwealth                  7/1/2027       5.00%      99.169
745144ER2      Puerto Rico Comwlth Pre                   07/01/02       6.00%     101.500     300,000     304,500
745268NH1      Puerto Rico Elec Pwr Pre                  07/01/02       6.25%     101.500     180,000     182,700
841531AR7      SE WI Pro Baseball Pre                    03/13/07       5.75%     112.375   2,260,000   2,539,675
841531EH5      SE WI Pro Baseball Pre                    12/15/09       5.88%     114.500     105,000     120,225
841530AR9      SE WI PROFESSIONAL BASEBALL COPS        12/15/2015       0.00%      53.115
841530AT5      SE WI PROFESSIONAL BASEBALL COPS        12/15/2017       0.00%      47.263
               SE WISCONSIN PROFESSIONAL BASEBALL
841531EJ1      PARK DIST                               12/15/2029       6.10%     109.830
               SE WISCONSIN PROFESSIONAL BASEBALL
841531DE3      PARK DIST                               12/15/2026       5.50%     105.426
82102PBL2      Sheboygan WI Hsg                          11/20/26       5.10%      96.625   1,000,000     966,250
831459BG6      Slinger Redev Auth                        09/01/12       4.70%     100.625     400,000     402,500
78924TAL9      ST. CROIX FALLS, WI CDA                  12/1/2014       6.40%     106.307
78924TAK1      ST. CROIX FALLS, WI CDA                  12/1/2007       6.00%     105.752
78924TAJ4      ST. CROIX FALLS, WI CDA                  12/1/2006       5.90%     105.613
               STEVENS POINT, WI CDA - MTG
86024YAL0      REFUNDING                                 9/1/2006       6.50%     100.325
               STEVENS POINT, WI CDA - MTG
86024YAM8      REFUNDING                                 9/1/2009       6.63%     100.276
864062BK9      Sturgeon Bay WI                           10/01/17       5.00%     100.750   1,000,000   1,007,500
864062AS3      Sturgeon Bay WI                           10/01/21       5.20%     100.000   1,000,000   1,000,000
86931PAR8      Sussex Cmnty Dev Pre                      04/01/05       6.10%     109.625     600,000     657,750
925096AT6      Verona WI Cmnty Dev                       06/01/17       5.50%     100.625     445,000     447,781
927691AW5      Virgin Islands Wtr                        07/01/12       5.25%     109.500     255,000     279,225
929862J68      Waco TX NHA                               12/01/09       4.88%     105.250     340,000     357,850
929862J92      Waco TX NHA                               12/01/12       4.88%     103.500     200,000     207,000
933528BF7      Walworth Cnty WI Hsg                      03/01/39       5.70%     101.250     460,000     465,750
94221EBQ7      Watertown WI CDA                          05/01/18       5.00%     100.750     750,000     755,625
943097AN5      Waukesha WI Redev                         06/20/21       5.00%     100.500   1,000,000   1,005,000
               WAUKESHA, WI  HSG AUTH - OAK HILL
943089KN1      TERRACE PROJ                              6/1/2027       5.45%     100.334     500,000     501,875
94351PAS1      Wauwatosa Redev Auth                      12/01/15       5.65%     105.250     750,000     789,375
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BN2      HAWTHORNE TER PROJ                        5/1/2003       0.00%      96.516
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512CA9      HAWTHORNE TER PROJ                        5/1/2009       0.00%      69.410
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BP7      HAWTHORNE TER PROJ                       11/1/2003       0.00%      94.471
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BQ5      HAWTHORNE TER PROJ                        5/1/2004       0.00%      92.304
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BR3      HAWTHORNE TER PROJ                       11/1/2004       0.00%      90.303
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BT9      HAWTHORNE TER PROJ                       11/1/2005       0.00%      86.151
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BY8      HAWTHORNE TER PROJ                        5/1/2008       0.00%      73.975
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BZ5      HAWTHORNE TER PROJ                       11/1/2008       0.00%      72.086

                                                          Heartland Wisconsin Tax Free
                                                                     Fund                     Pro Forma Combined
                                                         ------------------------------       ------------------
                                                              Face             Market         Face         Market
    CUSIP      Security Description                           Value            Value          Value        Value
    -----      --------------------                           -----            -----          -----        -----
745145FT4      Puerto Rico Commonwealth                    1,000,000          991,690      1,000,000      991,690
745144ER2      Puerto Rico Comwlth Pre                                                       300,000      304,500
745268NH1      Puerto Rico Elec Pwr Pre                                                      180,000      182,700
841531AR7      SE WI Pro Baseball Pre                                                      2,260,000    2,539,675
841531EH5      SE WI Pro Baseball Pre                                                        105,000      120,225
841530AR9      SE WI PROFESSIONAL BASEBALL COPS              970,000          515,216        970,000      515,216
841530AT5      SE WI PROFESSIONAL BASEBALL COPS            1,000,000          472,630      1,000,000      472,630
               SE WISCONSIN PROFESSIONAL BASEBALL
841531EJ1      PARK DIST                                   3,000,000        3,294,900      3,000,000    3,294,900
               SE WISCONSIN PROFESSIONAL BASEBALL
841531DE3      PARK DIST                                   2,150,000        2,266,659      2,150,000    2,266,659
82102PBL2      Sheboygan WI Hsg                                                            1,000,000      966,250
831459BG6      Slinger Redev Auth                                                            400,000      402,500
78924TAL9      ST. CROIX FALLS, WI CDA                     1,190,000        1,265,053      1,190,000    1,265,053
78924TAK1      ST. CROIX FALLS, WI CDA                       115,000          121,615        115,000      121,615
78924TAJ4      ST. CROIX FALLS, WI CDA                       105,000          110,894        105,000      110,894
               STEVENS POINT, WI CDA - MTG
86024YAL0      REFUNDING                                     100,000          100,325        100,000      100,325
               STEVENS POINT, WI CDA - MTG
86024YAM8      REFUNDING                                     560,000          561,546        560,000      561,546
864062BK9      Sturgeon Bay WI                                                             1,000,000    1,007,500
864062AS3      Sturgeon Bay WI                                                             1,000,000    1,000,000
86931PAR8      Sussex Cmnty Dev Pre                                                          600,000      657,750
925096AT6      Verona WI Cmnty Dev                                                           445,000      447,781
927691AW5      Virgin Islands Wtr                                                            255,000      279,225
929862J68      Waco TX NHA                                                                   340,000      357,850
929862J92      Waco TX NHA                                                                   200,000      207,000
933528BF7      Walworth Cnty WI Hsg                                                          460,000      465,750
94221EBQ7      Watertown WI CDA                                                              750,000      755,625
943097AN5      Waukesha WI Redev                                                           1,000,000    1,005,000
               WAUKESHA, WI  HSG AUTH - OAK HILL
943089KN1      TERRACE PROJ                                1,500,000        1,505,010      2,000,000    2,006,885
94351PAS1      Wauwatosa Redev Auth                                                          750,000      789,375
               WAUWATOSA, WI HSG AUTH -
943512BN2      HAWTHORNE TER PROJ                             75,000           72,387         75,000       72,387
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512CA9      HAWTHORNE TER PROJ                            105,000           72,881        105,000       72,881
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BP7      HAWTHORNE TER PROJ                            100,000           94,471        100,000       94,471
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BQ5      HAWTHORNE TER PROJ                            105,000           96,919        105,000       96,919
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BR3      HAWTHORNE TER PROJ                            100,000           90,303        100,000       90,303
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BT9      HAWTHORNE TER PROJ                            100,000           86,151        100,000       86,151
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BY8      HAWTHORNE TER PROJ                            105,000           77,674        105,000       77,674
               WAUWATOSA, WI HSG AUTH - HAWTHORNE
943512BZ5      HAWTHORNE TER PROJ                            100,000           72,086        100,000       72,086

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS Combining Schedule of Investments
As of June 30, 2002

                                                                                            North Track Wisconsin
                                                                                               Tax-Exempt Fund
                                                                                          -------------------------
                                                                                               Face        Market
    CUSIP      Security Description                      Maturity      Coupon      Price       Value       Value
    -----      --------------------                      --------      ------      -----       -----       -----
               WAUWATOSA, WI HSG AUTH -
943512CC5      HAWTHORNE TER PROJ                        5/1/2010       0.00%      65.048
               WAUWATOSA, WI HSG AUTH -
943512BS1      HAWTHORNE TER PROJ                        5/1/2005       0.00%      88.103
               WAUWATOSA, WI HSG AUTH -
943512BU6      HAWTHORNE TER PROJ                        5/1/2006       0.00%      83.023
               WAUWATOSA, WI HSG AUTH -
943512CB7      HAWTHORNE TER PROJ                       11/1/2009       0.00%      67.579
               WAUWATOSA, WI HSG AUTH -
943512CD3      HAWTHORNE TER PROJ                       11/1/2010       0.00%      63.285
               WAUWATOSA, WI HSG AUTH -
943512CE1      HAWTHORNE TER PROJ                       11/1/2019       6.70%      99.886
               WAUWATOSA, WI HSG AUTH -
943512CF8      HAWTHORNE TER PROJ                       11/1/2022       6.70%      99.988
976595CJ5      WI Ctr Dist Tax Rev                       12/15/23       5.25%     103.500   1,000,000   1,035,000
976595BF4      WI Ctr Dist Tax Rev Pre                   12/15/06       5.75%     113.125   3,000,000   3,393,750
976710HU0      WI Hsg Fin Auth Rev Pre                   12/01/17       6.10%     111.625   1,170,000   1,306,013
976710TX1      WI Hsg Fin Auth Rev Pre                   12/01/17       6.10%     112.500   1,320,000   1,485,000
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BV2      MTG REV                                   5/1/2006       5.63%      99.465
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BY6      MTG REV                                   5/1/2009       5.63%      97.207
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BU4      MTG REV                                   5/1/2005       5.63%     100.470
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BW0      MTG REV                                   5/1/2007       5.63%      98.726
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BX8      MTG REV                                   5/1/2008       5.63%      97.488
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BH3      MTG REV                                   5/1/2010       5.63%      95.988
               WINNEBAGO CNTY, WI HSG AUTH -
974609AL3      SERIES A                                  3/1/2012       6.88%     100.073
               WINNEBAGO CNTY, WI HSG AUTH -
974609AM1      SERIES A                                  3/1/2022       7.13%     100.086
974615AX4      Winnebago Cty WI Hsg                      10/01/15       5.50%      99.986     715,000     714,900
974615AY2      Winnebago Cty WI Hsg                      10/01/20       5.60%      97.750     855,000     835,763
976595BR8      WISCONSIN CENTER - PUBLIC IMPRVMNT      12/15/2026       0.00%      25.913
982426AJ7      Wrightstown Cmty Dev                      06/01/08       6.00%     113.125     300,000     339,375
987677HL8      Youngstown OH NHA                         05/01/09       4.88%     101.701     250,000     254,253
987677HM6      Youngstown OH NHA                         05/01/10       4.88%     101.637     200,000     203,274
987677EF4      Youngstown OH NHA                         05/01/11       5.00%     101.661     500,000     508,305
987677EG2      Youngstown OH NHA                         05/01/12       5.00%     101.594     300,000     304,782
                                                                                          ------------------------
                                                            Total Long Term Investments    50,030,000  51,781,565

Short Term Investments
----------------------
               AIM Tax Free MMF                                 -                             492,501     492,501
392685AV5      GREEN BAY, WI REDEV AUTH REV VAR         2/15/1931       2.05%     100.000
               GREEN BAY/Brown County Professional
392629AV3      Football Stadium VAR                      2/1/2030       2.00%     100.000   1,500,000   1,500,000

                                                          Heartland Wisconsin Tax Free
                                                                     Fund                     Pro Forma Combined
                                                         ------------------------------       ------------------
                                                              Face             Market         Face         Market
    CUSIP      Security Description                           Value            Value          Value        Value
    -----      --------------------                           -----            -----          -----        -----
               WAUWATOSA, WI HSG AUTH -
943512CC5      HAWTHORNE TER PROJ                            105,000           68,300        105,000       68,300
               WAUWATOSA, WI HSG AUTH -
943512BS1      HAWTHORNE TER PROJ                             70,000           61,672         70,000       61,672
               WAUWATOSA, WI HSG AUTH -
943512BU6      HAWTHORNE TER PROJ                            105,000           87,174        105,000       87,174
               WAUWATOSA, WI HSG AUTH -
943512CB7      HAWTHORNE TER PROJ                            100,000           67,579        100,000       67,579
               WAUWATOSA, WI HSG AUTH -
943512CD3      HAWTHORNE TER PROJ                            100,000           63,285        100,000       63,285
               WAUWATOSA, WI HSG AUTH -
943512CE1      HAWTHORNE TER PROJ                          1,060,000        1,058,792      1,060,000    1,058,792
               WAUWATOSA, WI HSG AUTH -
943512CF8      HAWTHORNE TER PROJ                            550,000          549,934        550,000      549,934
976595CJ5      WI Ctr Dist Tax Rev                                                         1,000,000    1,035,000
976595BF4      WI Ctr Dist Tax Rev Pre                                                     3,000,000    3,393,750
976710HU0      WI Hsg Fin Auth Rev Pre                                                     1,170,000    1,306,013
976710TX1      WI Hsg Fin Auth Rev Pre                                                     1,320,000    1,485,000
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BV2      MTG REV                                       105,000          104,438        105,000      104,438
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BY6      MTG REV                                       125,000          121,509        125,000      121,509
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BU4      MTG REV                                       100,000          100,470        100,000      100,470
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BW0      MTG REV                                       115,000          113,535        115,000      113,535
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BX8      MTG REV                                       120,000          116,986        120,000      116,986
               WINNEBAGO CNTY, WI HSG AUTH - 1ST
974608BH3      MTG REV                                       135,000          129,584        135,000      129,584
               WINNEBAGO CNTY, WI HSG AUTH -
974609AL3      SERIES A                                      195,000          195,142        195,000      195,142
               WINNEBAGO CNTY, WI HSG AUTH -
974609AM1      SERIES A                                      380,000          380,327        380,000      380,327
974615AX4      Winnebago Cty WI Hsg                                                          715,000      714,900
974615AY2      Winnebago Cty WI Hsg                                                          855,000      835,763
976595BR8      WISCONSIN CENTER - PUBLIC IMPRVMNT          2,500,000          647,825      2,500,000      647,825
982426AJ7      Wrightstown Cmty Dev                                                          300,000      339,375
987677HL8      Youngstown OH NHA                                                             250,000      254,253
987677HM6      Youngstown OH NHA                                                             200,000      203,274
987677EF4      Youngstown OH NHA                                                             500,000      508,305
987677EG2      Youngstown OH NHA                                                             300,000      304,782
                                                         --------------------------------------------------------
                                                          86,790,000       83,154,118    136,820,000  134,935,683

Short Term Investments
----------------------
               AIM Tax Free MMF                                                              492,501      492,501
392685AV5      GREEN BAY, WI REDEV AUTH REV VAR            1,325,000        1,325,000      1,325,000    1,325,000
               GREEN BAY/Brown County Professional
392629AV3      Football Stadium VAR                          165,000          165,000      1,665,000    1,665,000

NORTH TRACK WISCONSIN TAX-EXEMPT AND HEARTLAND WISCONSIN TAX FREE FUNDS Combining Schedule of Investments
As of June 30, 2002

                                                                                            North Track Wisconsin
                                                                                               Tax-Exempt Fund
                                                                                          -------------------------
                                                                                               Face        Market
    CUSIP      Security Description                      Maturity      Coupon      Price       Value       Value
    -----      --------------------                      --------      ------      -----       -----       -----
               GREEN BAY/Brown County Professional
392629AU5      Football Stadium VAR                      2/1/2029       2.00%     100.000
602419SC8      MILWAUKEE, WI REDEV AUTH VAR              8/1/2023       2.20%     100.000
                                                                                          ------------------------
                                                            Total Short Term Investments    1,992,501   1,992,501

                                                                                          ------------------------
                                                            Total Investments              52,022,501  53,774,066
                                                                                          ========================


                                                           Heartland Wisconsin Tax Free
                                                                      Fund                     Pro Forma Combined
                                                          ------------------------------       ------------------
                                                               Face             Market         Face         Market
    CUSIP      Security Description                            Value            Value          Value        Value
    -----      --------------------                            -----            -----          -----        -----
               GREEN BAY/Brown County Professional
392629AU5      Football Stadium VAR                           335,000          335,000        335,000      335,000
602419SC8      MILWAUKEE, WI REDEV AUTH VAR                 1,975,000        1,975,000      1,975,000    1,975,000
                                                          -----------------------------  --------------------------
                            Total Short Term Investments    3,800,000        3,800,000      5,792,501    5,792,501

                                                          -----------------------------  --------------------------
                            Total Investments              90,590,000       86,954,118    142,612,501  140,728,184
                                                          =============================  ==========================


                             North Track Funds, Inc.
              Notes to Combining Pro Forma Financial Statements of
  North Track Wisconsin Tax-Exempt Fund and Heartland Wisconsin Tax Free Funds
                   For the 12-Month Period Ended June 30, 2002
                                   (Unaudited)

The reorganization involves the transfer of substantially all of the assets and scheduled liabilities of the Heartland Wisconsin Tax Free Fund to the North Track Wisconsin Tax-Exempt Fund in exchange for shares of common stock of the North Track Wisconsin Tax-Exempt Fund, and the pro rata distribution of such shares of the North Track Wisconsin Tax-Exempt Fund to the shareholders of the Heartland Wisconsin Tax Free Fund, as provided in the Agreement and Plan of Reorganization.

Each Fund will bear its own expenses incurred in connection with the reorganization, including any legal, accounting and financial advisors' fees. However, Heartland Advisors has agreed to pay the costs, fees and expenses of filing the Registration Statement, printing and mailing the Proxy Statement/Prospectus and related proxy materials, soliciting the approval of the Heartland Fund shareholders and conducting the Meeting, and to pay the legal fees incurred by Heartland in connection with the Reorganization.

The Pro Forma Combining Schedule of Investments does not reflect any adjustments because as of June 30, 2002 all of the portfolio securities of the Heartland Wisconsin Tax Free Fund were eligible for investment by the North Track Wisconsin Tax-Exempt Fund, although it is possible that the North Track Wisconsin Tax-Exempt Fund will reduce its positions in, or dispose of, some of those securities after the reorganization.

The Heartland Wisconsin Tax Free Fund financial statements reflect the reinvestment of dividends in the amount of $244,236 representing 24,571 shares at a share price of $9.94 per share before combining the assets of the two funds. Under the Agreement and Plan of Reorganization, the Heartland Wisconsin Tax Free Fund is required to declare and pay a final dividend equal to its net investment income and net capital gains (if any) for all periods prior to the closing date of reorganization.

The following is an explanation of the footnotes appearing in the Combining Pro Forma Financial Statements:

a) The share reconciliation includes a reduction in the combined shares outstanding due to the fact that, at June 30, 2002, the net asset value per share of the North Track Wisconsin Tax-Exempt Fund ($10.17) was higher than the Heartland Wisconsin Tax Free Fund ($9.94).

                             North Track Funds, Inc.
              Notes to Combining Pro Forma Financial Statements of
            North Track Wisconsin Tax-Exempt and Heartland Wisconsin
                           Tax Free Fund (continued)


b) The reduction in the advisory fee (from 0.65% to 0.50% of average annual net assets) reflects the lower fee charged by the North Track Wisconsin Tax-Exempt Fund's investment adviser, B. C. Ziegler and Company ("Ziegler"), pursuant to the Investment Advisory Agreement between Ziegler and the North Track Wisconsin Tax-Exempt Fund.

c) The increase in administration fees reflects the 0.10% administration fee pursuant to the Administrative Services Agreement between North Track Funds, Inc. and Ziegler. The Heartland Wisconsin Tax Free Fund does not pay a separate administrative fee.

d) The adjustment to custodian fees reflects the application of the fee arrangement with Union Bank of California, the custodian of the North Track Wisconsin Tax-Exempt Fund.

e) Adjustments to transfer agent, communication, director and other fees reflect the elimination of duplicative costs or economies of scale.

f) The North Track Wisconsin Tax-Exempt Fund has adopted a distribution plan under which the fund pays a 0.25% 12b-1 distribution fee on its average annual net assets. The broker service fee, paid under the distribution plan, is utilized to pay financial professionals a service fee and to reimburse Ziegler, as distributor, for advertising, preparation and distribution of sales literature. The Heartland Wisconsin Tax Free Fund has not adopted a distribution plan and does not have any 12b-1 distribution fees. Therefore, the combining broker service fees reflect an adjustment for the charges under this plan.

g) The reduction in professional fees reflects the application of the fund accounting fee schedule between North Track Wisconsin Tax Exempt Fund and Ziegler, as well as the elimination of other duplicative costs and economies of scale.

h) The effect of combined expenses waived reflects the portion of expenses on a pro forma combined basis which are in excess of the 12 month contractual commitment annual Ziegler to cap the combined fund's expenses at 1.00% of average annual net assets. If Ziegler had not agreed to waive fees, the percentage of net expenses to average net assets on a pro forma combined basis would have been 1.02%.

                             NORTH TRACK FUNDS, INC.

                            WISCONSIN TAX-EXEMPT FUND

Part C.    Other Information

Item 15. Indemnification

         Article IX of North Track's Bylaws provide indemnification rights of North Track's directors and officers, as set forth below:

         Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

         (b)  The Corporation shall not indemnify any person unless:

              (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

              (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.


                    Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                         (1) Such person shall provide adequate security for his undertaking;

                         (2) The Corporation shall be insured against losses arising by reason of such advance; or

                         (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

               Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

     See Exhibit Index following the Signature Page of this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 17.  Undertakings

     (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registrant statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     Registrant undertakes that it will file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

       As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Milwaukee, and State of Wisconsin, on the 14th day of August, 2002.

                                 NORTH TRACK FUNDS, INC.

                                    By: /s/ Robert J. Tuszynski
                                        --------------------------------
                                        Robert J. Tuszynski, President
                                        and Chief Executive Officer

       As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on this 12th day of August, 2002 by the following persons in the capacities indicated.

Signature                           Title
---------                           -----

/s/ Robert J. Tuszynski             President and Chief Executive Officer
---------------------------------
Robert J. Tuszynski                 (Principal Executive Officer)

/s/ Franklin P. Ciano               Chief Financial Officer and Treasurer
---------------------------------
Franklin P. Ciano                   (Principal Financial and Accounting Officer)

/s/ Peter D. Ziegler*
---------------------------------
Peter D. Ziegler                    Director and Chairman of the Board

/s/ Ralph J. Eckert*
---------------------------------
Ralph J. Eckert                     Director

/s/ James G. DeJong*
---------------------------------
James G. DeJong                     Director

/s/ Steven Kent*
---------------------------------
Steven Kent                         Director

/s/ Marcia L. Wallace*
---------------------------------
Marcia L. Wallace                   Director



*By: /s/ Robert J. Tuszynski
     -----------------------------------
     Robert J. Tuszynski, Attorney-in-fact
     pursuant to a Power of Attorney
     dated

Signature                           Title
---------                           -----
     July 24, 2002

                                        B

                                NORTH TRACK FUNDS

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-14

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

(1)(a)       Amended and Restated Articles of Incorporation*

(1)(b)       Articles Supplementary filed February 29, 2000*

(1)(c)       Articles of Amendment filed March 1, 2001*

(1)(d)       Articles Supplementary filed March 5, 2001*

(1)(e)       Certificate of Correction to Articles of Amendment filed March 9,
             2001*

(1)(f)       Certificate of Correction to Articles Supplementary filed March 9,
             2001*

(2)          By-Laws*

(3)          None

(4) Agreement and Plan of Reorganization (included as Appendix A to the Proxy Statement/Prospectus, which is part of this Registration Statement on Form N-14)

(5)          None

(6)(a)       Investment Advisory Agreement with B.C. Ziegler and Company*

(6)(b) Sub-Advisory Agreement with Geneva Capital Management for the Managed Growth Fund*

(6)(c) Schedule to Investment Advisory Agreement reflecting addition of, and fees applicable to, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds*

(7)(a)       Amended and Restated Distribution Agreement*

(7)(b)       Amendment No. 1 to Amended and Restated Distribution Agreement*

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

(7)(c)       Form of Selected Dealer Agreement*

(7)(d) Schedule to Distribution Agreement reflecting addition of, and fees applicable to, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds*

(8)          None

(9)          Mutual Fund Custody Agreement with Union Bank of California*

(10)(a)      Amended and Restated Distribution Plan*

(10)(b) Schedule to Distribution Plan reflecting addition of, and fees applicable to, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds*

(10)(c)      Rule 18f-3 Operating Plan*

(11) Opinion of Counsel regarding the legality of securities being registered, and Consent of Counsel

(12) Opinion of Counsel regarding certain tax matters and consequences to shareholders, and Consent of Counsel** (Draft is included)

(13)(a)      Transfer Agency and Services Agreement with PFPC Global Services*

(13)(b)      Administration Agreement*

(13)(c) Schedule to Administration Agreement reflecting addition of, and fees applicable to, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds*

(13)(d)      Accounting/Pricing Agreement*

(13)(e) Schedule to Accounting/Pricing Agreement reflecting addition of, and fees applicable to, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds*

(13)(f)      License Agreement with Pacific Exchange Incorporated*

(13)(g)      First Amendment to License Agreement with Pacific Exchange
             Incorporated*

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

(13)(h)      License Agreement with Standard & Poor's*

(13)(i)      License Agreement with Dow Jones*

(13)(j) Agreement for Securities Lending and Repurchase Agreement Services with Union Bank of California, N.A.*

(13)(k)      Loan Agreement with Union Bank of California, N.A.*

(13)(l)      Administrative Services Agreement for Cash Reserve Fund*

(13)(m) Shareholder Services Agreement for Class X Retail Shares of the Cash Reserve Fund*

(14)         Consent of Independent Public Accountants (PricewaterhouseCoopers
             LLP)

(15)         None

(16)         Power of Attorney

(17)         Form of Proxy

-----------------

* Previously filed as part of the Registrant's Registration Statement on Form N-1A (Reg. No. 33-12 and 1940 Act File No. 811-4401), or an amendment thereto, and incorporated herein by reference.

** Final opinion to be filed by post-effective amendment to this Registration Statement on Form N-14.